UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00134

AB GLOBAL RISK ALLOCATION FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas,

New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: November 30, 2016

Date of reporting period: November 30, 2016

ITEM 1. REPORTS TO STOCKHOLDERS.

NOV    11.30.16

ANNUAL REPORT

AB GLOBAL RISK ALLOCATION FUND

Investment Products Offered

•Are Not FDIC Insured •May Lose Value •Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

January 17, 2017

Annual Report

This report provides management’s discussion of fund performance for AB Global Risk Allocation Fund (the “Fund”) for the annual reporting period ended November 30, 2016.

Investment Objectives and Policies

The Fund’s investment objective is total return consistent with reasonable risks through a combination of income and long-term growth of capital. The Fund invests dynamically in a number of global asset classes, including equity/credit, fixed-income, and inflation-indexed instruments. In making decisions on the allocation of assets among asset classes, AllianceBernstein L.P. (the “Adviser”) will use a tail risk parity strategy. This strategy attempts to provide investors with favorable long-term total return while minimizing exposure to material downside (“tail”) events. To execute this strategy, an average tail loss for each asset class is calculated based on historical market behavior and on a forward-looking basis through options prices. Fund assets are then allocated among asset classes so that each asset class will contribute equally to the expected tail loss of the Fund. This will generally result in the Fund having greater exposures to lower risk asset classes (such as fixed-income) than to higher risk asset classes. The Adviser will make frequent adjustments to the Fund’s asset class exposures based on these tail risk parity determinations.

The asset classes in which the Fund may invest include:

•	equity/credit: equity securities of all types and corporate fixed-income securities (regardless of credit quality, but subject to the limitations on high-yield securities set forth below)

•	fixed-income: fixed-income securities of the US and foreign governments and their agencies and instrumentalities

•	inflation-linked: global inflation-indexed securities (including Treasury inflation-protected securities)

The Fund’s investments within each asset class are generally index-based—typically, portfolios of individual securities intended to track the performance of the particular asset class and, primarily for certain types of assets such as credit assets, derivatives intended to track such performance. With respect to the inflation-indexed asset class, the Fund may also seek exposure, at times significantly, to commodities and commodities-related instruments and derivatives since these instruments are typically affected directly or indirectly by the level and change in inflation. Equity securities will comprise no more than 75% of the Fund’s investments. The Fund may invest in fixed-income securities with a range of maturities from short- to long-term. The Fund may invest up to 20% of its assets in high-yield securities (securities rated below BBB- by Standard & Poor’s Rating Services, Moody’s Investors Service, Inc., or Fitch Ratings, which

AB GLOBAL RISK ALLOCATION FUND •	1

are commonly known as “junk bonds”). As an operating policy, the Fund will invest no more than 5% of its assets in securities rated CCC- or below.

The Fund’s investments in each asset class will generally be global in nature, and will generally include investments in both developed and emerging markets. The Fund typically invests at least 40% of its assets in securities of non-US companies and/or foreign countries and their agencies and instrumentalities unless conditions are not deemed favorable by the Adviser, in which case the Fund will invest at least 30% of its assets in such foreign securities.

Derivatives, particularly futures contracts and swaps, often provide more efficient and economical exposure to market segments than direct investments, and the Fund’s exposure to certain types of assets may at times be achieved partially or substantially through investment in derivatives. Derivatives transactions may also be a quicker and more efficient way to alter the Fund’s exposure than buying and selling direct investments. In determining when and to what extent to enter into derivatives transactions, the Adviser will consider factors such as the risk and returns of these investments relative to direct investments and the cost of such transactions. Because derivatives transactions frequently require cash outlays that are only a small portion of the amount of exposure obtained through the derivative, a portion of the Fund’s assets may be held in cash or invested in cash equivalents to cover the Fund’s derivatives obligations, such as short-term US government and agency securities, repurchase agreements and money market funds. At times, a combination of direct securities investments and derivatives will be used to gain asset class exposure so that the Fund’s aggregate exposure will substantially exceed its net assets (i.e., so that the Fund is effectively leveraged). Overall Fund exposure and the allocation to equity/credit will typically increase during bull markets, while overall exposure and allocation to equity/credit and inflation-indexed securities will typically decrease during bear markets. In addition, the Fund may at times invest in shares of exchange-traded funds (“ETFs”) in lieu of making direct investments in securities.

While the Fund may seek to gain exposure to physical commodities traded in the commodities markets through investments in a variety of derivative instruments, the Adviser expects that the Fund will seek to gain exposure to commodities and commodities-related instruments and derivatives primarily through investments in AllianceBernstein Global Risk Allocation (Cayman) Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary is advised by the Adviser and has the same investment objective and

2	• AB GLOBAL RISK ALLOCATION FUND

substantially similar investment policies and restrictions as the Fund except that the Subsidiary, unlike the Fund, may invest without limitation in commodities and commodities-related instruments. The Fund will be subject to the risks associated with the commodities, derivatives and other instruments in which the Subsidiary invests, to the extent of its investment in the Subsidiary. The Fund limits its investment in the Subsidiary to no more than 25% of its total assets. Investment in the Subsidiary is expected to provide the Fund with commodity exposure within the limitations of federal tax requirements that apply to the Fund.

Currency exchange rate fluctuations can have a dramatic impact on returns. The Adviser may seek to hedge all or a portion of the currency exposure resulting from Fund investments or decide not to hedge this exposure. To hedge all or a portion of its currency risk, the Fund may invest in currency-related derivatives, including forward currency exchange contracts.

Investment Results

The table on page 8 shows the Fund’s performance compared with its primary benchmark, the Morgan Stanley Capital International (“MSCI”) World Index, and its blended benchmark, a 60%/40% blend of MSCI World Index/Bloomberg Barclays Global Aggregate Bond Index, respectively, for the six- and 12-month periods ended November 30, 2016. Also included in the table are the individual performance of the Bloomberg Barclays Global Aggregate Bond Index, and the Fund’s peer group, as represented by the Lipper Flexible Portfolio Funds Average (the “Lipper Average”). Funds in the Lipper Average have generally similar investment objectives to the Fund, although some of the Funds may have different investment policies and sales and management fees and fund expenses.

During the 12-month period, Class B, C and R shares underperformed the primary benchmark, while Class A, K, I and Advisor Class shares outperformed, before sales charges; Class B, C, R and K shares underperformed the blended benchmark, while Class A, I and Advisor Class shares outperformed. During the six-month period, all share classes of the Fund outperformed the primary and blended benchmarks, before sales charges.

During the 12-month period, exposure to Japanese and European equities detracted from performance, relative to the primary benchmark. Exposure to global equity was the largest contributor during the six-month period, because of global equity appreciation despite experiencing significant volatilities through the UK Brexit vote and US election. Global equity was also a contributor to performance for the 12-month period. Global fixed-income exposure was a notable contributor to performance

AB GLOBAL RISK ALLOCATION FUND •	3

for the 12-month period. Government interest rates saw significant drops during the equity market sell-off in the beginning of 2016 and after the Brexit vote. Since the second quarter, the Fund reduced nominal interest rate exposure and increased its inflation-protected bond exposure. This shift enhanced performance as interest rates kept rising and experienced a sharp spike in November, as the market adjusted to reflationary fiscal policy from President-elect Donald Trump. The Fund’s commodity futures exposure also contributed for both periods as energy prices started to rebound in February 2016 and reflation signs started to surface globally.

Derivatives were used for hedging and investment purposes, including currency forwards, credit default swaps, written options and written swaptions, which added to absolute returns during both periods; purchased options detracted during both periods; total return swaps had an immaterial impact for the six-month period and detracted for the 12-month period; futures added for the six-month period and detracted for the 12-month period, while interest rate swaps detracted during the six-month period and added during the 12-month period.

Market Review and Investment Strategy

The Fund’s Senior Investment Management Team uses proprietary quantitative signals along with fundamental insights when allocating risk. Over the 12-month period, the Fund increased commodity futures and US inflation-protected bond exposure as signals suggested improvement amidst stabilizing and rebounding energy prices and a weakening US dollar. The shift in allocation helped performance during the period.

Over the six-month period, the Fund maintained exposure to both global equity and inflation-related exposure, both of which contributed to performance. Since the summer, the Fund reduced nominal bond exposure and increased its inflation-linked bond exposures in both the US and Japan, taking advantage of the low inflation breakeven rate priced in inflation-linked bonds. This shift contributed to performance, as interest rates rose along with energy prices and a tighter labor market in the US, and then spiked in November when the market started to anticipate reflationary pressure from President-elect Donald Trump’s fiscal policy.

4	• AB GLOBAL RISK ALLOCATION FUND

DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI World Index and the Bloomberg Barclays Global Aggregate Bond Index are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI World Index (free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns reflect the reinvestment of dividends after deduction of non-US withholding tax. The Bloomberg Barclays Global Aggregate Index represents the performance of the global investment-grade developed fixed-income markets. The blended benchmark performance consists of a 60%/40% blend of the MSCI World Index and the Bloomberg Barclays Global Aggregate Bond Index, respectively. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Allocation Risk: The allocation of investments among asset classes may have a significant effect on the Fund’s net asset value (“NAV”) when the asset classes in which the Fund has invested more heavily perform worse than the asset classes invested in less heavily.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Fund may be subject to a heightened risk of rising rates as the current period of historically low interest rates ends. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

(Disclosures, Risks and Note about Historical Performance continued on next page)

AB GLOBAL RISK ALLOCATION FUND •	5

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Commodity Risk: Investing in commodities and commodity-linked derivative instruments, either directly or through the Subsidiary, may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Below Investment Grade Securities Risk: Investments in fixed-income securities with ratings below investment grade, commonly known as “junk bonds”, tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Emerging Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Subsidiary Risk: By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and, unless otherwise noted in the Fund’s prospectus, is not subject to all of the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are managed by the Adviser, making it unlikely the Subsidiary will take actions contrary to the interests of the Fund or its shareholders. In addition, changes in federal tax laws applicable to the Fund or interpretations hereof could limit the Fund’s ability to gain exposure to commodities investments through investments in the Subsidiary.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for

(Disclosures, Risks and Note about Historical Performance continued on next page)

6	• AB GLOBAL RISK ALLOCATION FUND

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: Because the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

AB GLOBAL RISK ALLOCATION FUND •	7

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARKS PERIODS ENDED NOVEMBER 30, 2016 (unaudited)	NAV Returns
	6 Months	12 Months
AB Global Risk Allocation Fund*
Class A	4.92%	3.34%

Class B†	4.60%	2.58%

Class C	4.58%	2.57%

Advisor Class‡	5.01%	3.55%

Class R‡	4.76%	3.04%

Class K‡	4.86%	3.27%

Class I‡	5.15%	3.81%

Primary Benchmark: MSCI World Index	3.15%	3.15%

Blended Benchmark: 60% MSCI World Index / 40% Bloomberg Barclays Global Aggregate Bond Index	0.66%	3.31%

Bloomberg Barclays Global Aggregate Bond Index	-3.13%	3.10%

Lipper Flexible Portfolio Funds Average	2.49%	3.15%

*    Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the performance of all share classes of the Fund for the six- and 12-month periods ended November 30, 2016, by 0.00% and 0.01%, respectively. Includes the impact of non-recurring refunds for overbilling of prior years’ custody out of pocket fees, which enhanced the performance for both the six- and 12-month periods ended November 30, 2016 by 0.06%.

†      Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

‡      Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 5-7.

(Historical Performance continued on next page)

8	• AB GLOBAL RISK ALLOCATION FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE FUND 11/30/06 TO 11/30/16 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AB Global Risk Allocation Fund Class A shares (from 11/30/06 to 11/30/16) as compared to the performance of the Fund’s primary and blended benchmarks, and the Bloomberg Barclays Global Aggregate Bond Index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions. Prior to October 8, 2012 the Fund used a different strategy.

See Disclosures, Risks and Note about Historical Performance on pages 5-7.

(Historical Performance continued on next page)

AB GLOBAL RISK ALLOCATION FUND •	9

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF NOVEMBER 30, 2016 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	3.34%	-1.06%
5 Years	5.15%	4.24%
10 Years	2.88%	2.44%

Class B Shares
1 Year	2.58%	-1.42%
5 Years	4.36%	4.36%
10 Years(a)	2.27%	2.27%

Class C Shares
1 Year	2.57%	1.57%
5 Years	4.39%	4.39%
10 Years	2.13%	2.13%

Advisor Class Shares*
1 Year	3.55%	3.55%
5 Years	5.43%	5.43%
10 Years	3.17%	3.17%

Class R Shares*
1 Year	3.04%	3.04%
5 Years	4.84%	4.84%
10 Years	2.58%	2.58%

Class K Shares*
1 Year	3.27%	3.27%
5 Years	5.15%	5.15%
10 Years	2.89%	2.89%

Class I Shares*
1 Year	3.81%	3.81%
5 Years	5.62%	5.62%
10 Years	3.32%	3.32%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.27%, 2.05%, 2.02%, 1.02%, 1.61%, 1.30% and 0.91% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 5-7.

(Historical Performance continued on next page)

10	• AB GLOBAL RISK ALLOCATION FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END DECEMBER 31, 2016 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	2.67%
5 Years	4.22%
10 Years	2.42%

Class B Shares
1 Year	2.40%
5 Years	4.34%
10 Years(a)	2.24%

Class C Shares
1 Year	5.40%
5 Years	4.37%
10 Years	2.12%

Advisor Class Shares*
1 Year	7.43%
5 Years	5.41%
10 Years	3.15%

Class R Shares*
1 Year	6.88%
5 Years	4.81%
10 Years	2.57%

Class K Shares*
1 Year	7.20%
5 Years	5.13%
10 Years	2.87%

Class I Shares*
1 Year	7.70%
5 Years	5.59%
10 Years	3.31%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 5-7.

AB GLOBAL RISK ALLOCATION FUND •	11

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 6/1/2016	Ending Account Value 11/30/2016	Expenses Paid During Period*	Annualized Expense Ratio*	Effective Expenses Paid During Period+	Effective Annualized Expense Ratio+
Class A
Actual	$1,000	$1,049.20	$6.25	1.22%	$6.40	1.25%
Hypothetical**	$1,000	$1,018.90	$6.16	1.22%	$6.31	1.25%
Class B
Actual	$1,000	$1,046.00	$9.57	1.87%	$9.67	1.89%
Hypothetical**	$1,000	$1,015.65	$9.42	1.87%	$9.52	1.89%

12	• AB GLOBAL RISK ALLOCATION FUND

Expense Example

EXPENSE EXAMPLE

(unaudited)

(continued from previous page)

	Beginning Account Value 6/1/2016	Ending Account Value 11/30/2016	Expenses Paid During Period*	Annualized Expense Ratio*	Effective Expenses Paid During Period+	Effective Annualized Expense Ratio+
Class C
Actual	$1,000	$1,045.80	$10.08	1.97%	$10.23	2.00%
Hypothetical**	$1,000	$1,015.15	$9.92	1.97%	$10.08	2.00%
Advisor Class
Actual	$1,000	$1,050.10	$4.97	0.97%	$5.13	1.00%
Hypothetical**	$1,000	$1,020.15	$4.90	0.97%	$5.05	1.00%
Class R
Actual	$1,000	$1,047.60	$7.93	1.55%	$8.08	1.58%
Hypothetical**	$1,000	$1,017.25	$7.82	1.55%	$7.97	1.58%
Class K
Actual	$1,000	$1,048.60	$6.35	1.24%	$6.50	1.27%
Hypothetical**	$1,000	$1,018.80	$6.26	1.24%	$6.41	1.27%
Class I
Actual	$1,000	$1,051.50	$4.21	0.82%	$4.36	0.85%
Hypothetical**	$1,000	$1,020.90	$4.14	0.82%	$4.29	0.85%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one half-year period).

**	Assumes 5% annual return before expenses.

+	The Fund’s investments in affiliated/unaffiliated underlying portfolios incur no direct expenses, but bear proportionate shares of the acquired fund fees (i.e., operating, administrative and investment advisory fee) of the affiliated/unaffiliated underlying portfolios. Currently the Adviser has voluntarily agreed to waive its investment advisory fee from the Fund in an amount equal to the Fund’s share of the advisory fees of the affiliated underlying portfolios, as borne indirectly by the Fund as an acquired fund fee and expense. The Fund’s effective expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro-rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

AB GLOBAL RISK ALLOCATION FUND •	13

Expense Example

PORTFOLIO SUMMARY

November 30, 2016 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $292.3

*	All data are as of November 30, 2016. The Fund’s security type and country breakdowns are expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.4% or less in the following countries: Austria, Belgium, Bermuda, Brazil, Chile, Colombia, Denmark, Finland, Hong Kong, Ireland, Italy, Jersey (Channel Islands), Luxembourg, Macau, New Zealand, Norway, Portugal, Singapore, South Africa and United Arab Emirates.

14	• AB GLOBAL RISK ALLOCATION FUND

Portfolio Summary

TEN LARGEST HOLDINGS*

November 30, 2016 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
U.S. Treasury Inflation Index	$84,915,698	29.0%
Japanese Government CPI Linked Bond	27,313,045	9.3
Federal National Mortgage Association Connecticut Avenue Securities	16,704,434	5.7
SPDR S&P 500 ETF Trust	3,080,531	1.1
Pebblebrook Hotel Trust	1,681,725	0.6
Hersha Hospitality Trust	1,514,700	0.5
iShares MSCI Emerging Markets ETF	1,239,112	0.4
Mexico Government International Bond	1,159,325	0.4
Apartment Investment & Management Co.	1,084,440	0.4
Petrobas Global Finance BV	548,352	0.2
	$139,241,362	47.6%

*	Long-term investments.

AB GLOBAL RISK ALLOCATION FUND •	15

Ten Largest Holdings

CONSOLIDATED PORTFOLIO OF INVESTMENTS

November 30, 2016

		Principal Amount (000)	U.S. $ Value

INFLATION-LINKED SECURITIES – 38.4%
Japan – 9.3%
Japanese Government CPI Linked Bond Series 21 0.10%, 3/10/26	JPY	2,945,098	$27,313,045

United States – 29.1%
U.S. Treasury Inflation Index 0.375%, 7/15/25 (TIPS)(a)	U.S.$	85,107	84,915,698

Total Inflation-Linked Securities (cost $115,757,324)			112,228,743

		Shares
COMMON STOCKS – 31.0%
Financials – 4.2%
Banks – 1.8%
Agricultural Bank of China Ltd. – Class H		838,000	350,431
Aozora Bank Ltd.		6,000	20,856
Australia & New Zealand Banking Group Ltd.		1,078	22,576
Banco Bilbao Vizcaya Argentaria SA		2,771	17,063
Banco Comercial Portugues SA(b)		5,934	7,405
Banco de Sabadell SA		11,370	14,181
Banco Espirito Santo SA (REG)(b)(c)(d)		17,161	– 0	–
Banco Popolare SC		1,281	2,624
Banco Popular Espanol SA		4,798	4,207
Banco Santander SA		3,391	15,491
Bank of America Corp.		2,247	47,457
Bank of China Ltd. – Class H		709,000	321,942
Bank of Communications Co., Ltd. – Class H		451,000	345,941
Bank of East Asia Ltd. (The)		6,000	24,846
Bank of Ireland(b)		55,742	11,872
Bank of Kyoto Ltd. (The)		3,000	21,171
Bank of Montreal		1,056	69,596
Bank of Nova Scotia (The)		1,165	64,299
Bank of Queensland Ltd.		2,343	19,408
Bankia SA		11,512	10,246
Bankinter SA		4,382	32,919
Barclays PLC		8,382	22,569
BB&T Corp.		1,211	54,798
Bendigo & Adelaide Bank Ltd.		3,013	26,784
BNP Paribas SA		319	18,489
BOC Hong Kong Holdings Ltd.		8,000	29,954
Canadian Imperial Bank of Commerce/Canada		818	64,536
Chiba Bank Ltd. (The)		4,000	24,164
China CITIC Bank Corp. Ltd. – Class H		530,000	345,334

16	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

China Construction Bank Corp. – Class H	465,000	$346,684
China Everbright Bank Co., Ltd. – Class H	690,000	327,115
China Minsheng Banking Corp. Ltd. – Class H	354,500	399,295
Chugoku Bank Ltd. (The)	2,000	27,440
CIT Group, Inc.	751	30,678
Citigroup, Inc.	740	41,729
Citizens Financial Group, Inc.	1,676	56,163
Comerica, Inc.	803	51,191
Commerzbank AG	1,605	11,190
Commonwealth Bank of Australia	463	26,856
Concordia Financial Group Ltd.	4,000	18,765
Credit Agricole SA	1,284	14,467
CYBG PLC(b)	273	936
Danske Bank A/S	743	21,626
DBS Group Holdings Ltd.	1,900	23,129
DNB ASA	1,440	21,192
Erste Group Bank AG(b)	715	19,813
Fifth Third Bancorp	1,944	50,583
First Republic Bank/CA	519	42,506
Fukuoka Financial Group, Inc.	6,000	26,401
Gunma Bank Ltd. (The)	5,000	25,792
Hachijuni Bank Ltd. (The)	5,000	27,226
Hang Seng Bank Ltd.	1,800	34,060
Hiroshima Bank Ltd. (The)	5,000	22,397
Hokuhoku Financial Group, Inc.	1,400	23,049
HSBC Holdings PLC	4,922	39,015
Huntington Bancshares, Inc./OH	3,843	47,884
ING Groep NV	1,377	18,710
Intesa Sanpaolo SpA	5,079	11,193
Intesa Sanpaolo SpA – RSP	6,000	12,397
Iyo Bank Ltd. (The)	3,100	20,187
Japan Post Bank Co., Ltd.	1,700	20,317
JPMorgan Chase & Co.	691	55,397
KBC Group NV	344	20,624
KeyCorp	3,004	51,999
Kyushu Financial Group, Inc.	3,500	23,459
Lloyds Banking Group PLC	24,951	18,020
M&T Bank Corp.	381	54,841
Mebuki Financial Group, Inc.	7,020	25,923
Mitsubishi UFJ Financial Group, Inc.	3,100	18,640
Mizuho Financial Group, Inc.	12,400	22,391
National Australia Bank Ltd.	1,095	23,340
National Bank of Canada	1,517	56,827
Natixis SA	3,006	15,114
Nordea Bank AB	2,169	22,795
Oversea-Chinese Banking Corp., Ltd.	3,279	20,706
People’s United Financial, Inc.	3,034	56,796
PNC Financial Services Group, Inc. (The)	507	56,044

AB GLOBAL RISK ALLOCATION FUND •	17

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Raiffeisen Bank International AG(b)	1,034	$18,796
Regions Financial Corp.	3,722	50,396
Resona Holdings, Inc.	5,800	28,328
Royal Bank of Canada	986	63,918
Royal Bank of Scotland Group PLC(b)	6,395	15,520
Seven Bank Ltd.	5,300	15,299
Shinsei Bank Ltd.	16,000	26,072
Shizuoka Bank Ltd. (The)	3,000	24,690
Signature Bank/New York NY(b)	224	33,580
Skandinaviska Enskilda Banken AB – Class A	2,230	22,210
Societe Generale SA	353	15,145
Standard Chartered PLC(b)	2,771	22,203
Sumitomo Mitsui Financial Group, Inc.	500	18,857
Sumitomo Mitsui Trust Holdings, Inc.	500	18,564
SunTrust Banks, Inc.	997	51,794
Suruga Bank Ltd.	1,200	27,466
Svenska Handelsbanken AB – Class A	1,707	23,691
Swedbank AB – Class A	1,007	23,255
Toronto-Dominion Bank (The)	1,439	68,099
UniCredit SpA	2,927	6,244
Unione di Banche Italiane SpA	2,692	6,014
United Overseas Bank Ltd.	1,600	22,694
US Bancorp	1,121	55,624
Wells Fargo & Co.	921	48,739
Westpac Banking Corp.	925	21,387
Yamaguchi Financial Group, Inc.	2,000	21,061

		5,163,707

Capital Markets – 0.8%
3i Group PLC	4,572	39,328
Aberdeen Asset Management PLC	5,793	19,398
Affiliated Managers Group, Inc.(b)	168	24,881
Ameriprise Financial, Inc.	357	40,773
ASX Ltd.	962	34,529
Bank of New York Mellon Corp. (The)	1,004	47,610
BlackRock, Inc. – Class A	103	38,191
Brookfield Asset Management, Inc. – Class A	1,436	47,817
Charles Schwab Corp. (The)	1,031	39,858
CI Financial Corp.	1,976	39,085
CITIC Securities Co., Ltd. – Class H	161,000	376,105
CME Group, Inc. – Class A	476	53,745
Credit Suisse Group AG (REG)(b)	1,031	13,713
Daiwa Securities Group, Inc.	2,000	12,258
Deutsche Bank AG (REG)(b)	641	10,106
E*TRADE Financial Corp.(b)	1,107	38,203
Eaton Vance Corp.	1,010	40,844
Franklin Resources, Inc.	966	37,925

18	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Goldman Sachs Group, Inc. (The)	241	$52,849
Haitong Securities Co., Ltd. – Class H	198,800	382,440
Hargreaves Lansdown PLC	1,429	20,994
Hong Kong Exchanges & Clearing Ltd.	900	23,638
ICAP PLC	3,894	23,723
IGM Financial, Inc.	1,652	47,840
Intercontinental Exchange, Inc.	790	43,766
Invesco Ltd.	1,157	36,226
Investec PLC	3,763	24,394
Japan Exchange Group, Inc.	1,500	22,588
Julius Baer Group Ltd.(b)	506	22,310
Legg Mason, Inc.	892	28,455
London Stock Exchange Group PLC	599	20,563
Macquarie Group Ltd.	385	23,803
Moody’s Corp.	399	40,100
Morgan Stanley	1,145	47,357
MSCI, Inc. – Class A	514	40,503
Nasdaq, Inc.	612	39,223
Nomura Holdings, Inc.	4,600	25,346
Northern Trust Corp.	569	46,743
Partners Group Holding AG	65	31,589
Platinum Asset Management Ltd.	4,355	17,615
Raymond James Financial, Inc.	745	53,595
S&P Global, Inc.	384	45,692
SBI Holdings, Inc./Japan	1,500	19,106
Schroders PLC	649	22,365
SEI Investments Co.	789	37,225
Singapore Exchange Ltd.	3,800	19,335
State Street Corp.	594	46,807
T. Rowe Price Group, Inc.	603	44,658
TD Ameritrade Holding Corp.	1,071	43,922
Thomson Reuters Corp.	1,775	76,626
UBS Group AG	1,220	19,397

		2,445,162

Consumer Finance – 0.1%
Acom Co., Ltd.(b)	4,600	22,266
AEON Financial Service Co., Ltd.	900	15,154
Ally Financial, Inc.	1,506	29,247
American Express Co.	710	51,148
Capital One Financial Corp.	504	42,356
Credit Saison Co., Ltd.	1,000	18,158
Discover Financial Services	837	56,724
Navient Corp.	3,510	60,477
Provident Financial PLC	510	18,567
Synchrony Financial	1,208	41,749

		355,846

AB GLOBAL RISK ALLOCATION FUND •	19

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Diversified Financial Services – 0.2%
AMP Ltd.	5,895	$20,416
Berkshire Hathaway, Inc. – Class B(b)	288	45,343
Challenger Ltd./Australia	3,694	28,980
Deutsche Boerse AG	248	19,205
ECN Capital Corp.(b)	2,160	4,856
Element Fleet Management Corp.	2,160	18,009
Eurazeo SA	381	20,664
EXOR SpA	491	20,599
First Pacific Co., Ltd./Hong Kong	30,000	21,059
Groupe Bruxelles Lambert SA	367	30,067
IHS Markit Ltd.(b)	2,386	85,753
Industrivarden AB – Class C	1,494	25,583
Investor AB – Class B	702	23,715
Kinnevik AB	859	21,031
Leucadia National Corp.	1,851	40,759
Mitsubishi UFJ Lease & Finance Co., Ltd.	4,700	22,037
Onex Corp.	703	49,340
ORIX Corp.	1,100	17,482
Pargesa Holding SA	500	31,671
Voya Financial, Inc.	1,167	45,361
Wendel SA	222	25,666

		617,596

Insurance – 1.2%
Admiral Group PLC	807	19,171
Aegon NV	3,401	17,268
Aflac, Inc.	841	60,031
Ageas	605	22,555
AIA Group Ltd.	4,200	25,574
Alleghany Corp.(b)	120	68,154
Allianz SE (REG)	163	25,903
Allstate Corp. (The)	838	58,593
American International Group, Inc.	798	50,537
Aon PLC	550	62,755
Arch Capital Group Ltd.(b)	759	62,785
Arthur J Gallagher & Co.	1,161	58,456
Assicurazioni Generali SpA	1,377	17,378
Assurant, Inc.	479	41,357
Aviva PLC	3,542	19,799
Axis Capital Holdings Ltd.	1,017	62,047
Baloise Holding AG (REG)	270	32,502
China Life Insurance Co., Ltd. – Class H	88,000	255,552
Chubb Ltd.	437	55,936
Cincinnati Financial Corp.	782	60,011
CNP Assurances	1,485	26,047
Dai-ichi Life Holdings, Inc.	1,300	21,433
Direct Line Insurance Group PLC	7,209	31,280
Everest Re Group Ltd.	298	62,744

20	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Fairfax Financial Holdings Ltd.	74	$35,164
FNF Group	1,282	40,947
Gjensidige Forsikring ASA	1,793	28,657
Great-West Lifeco, Inc.	1,884	49,593
Hannover Rueck SE (REG)	221	23,455
Hartford Financial Services Group, Inc. (The)	862	40,617
Industrial Alliance Insurance & Financial Services, Inc.	1,434	60,795
Insurance Australia Group Ltd.	6,153	25,333
Intact Financial Corp.	926	64,454
Japan Post Holdings Co., Ltd.	1,600	20,071
Legal & General Group PLC	10,096	29,720
Lincoln National Corp.	730	46,793
Loews Corp.	1,588	70,904
Manulife Financial Corp.	2,680	46,665
Mapfre SA	12,278	36,808
Markel Corp.(b)	56	50,307
Marsh & McLennan Cos., Inc.	1,007	69,795
Medibank Pvt Ltd.	13,277	25,478
MetLife, Inc.	806	44,338
MS&AD Insurance Group Holdings, Inc.	500	15,852
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (REG)	139	25,324
New China Life Insurance Co., Ltd. – Class H	74,000	373,553
NN Group NV	865	27,765
Old Mutual PLC	7,706	18,272
Power Corp. of Canada	2,074	46,319
Power Financial Corp.	2,069	52,245
Principal Financial Group, Inc.	877	50,594
Progressive Corp. (The)	1,657	55,178
Prudential Financial, Inc.	457	45,974
Prudential PLC	1,453	28,053
QBE Insurance Group Ltd.	2,590	21,346
RenaissanceRe Holdings Ltd.	509	66,455
RSA Insurance Group PLC	4,542	30,697
Sampo Oyj – Class A	581	25,639
SCOR SE	655	20,768
Sompo Holdings, Inc.	600	19,974
Sony Financial Holdings, Inc.	1,472	21,670
St James’s Place PLC	1,688	19,822
Standard Life PLC	5,165	22,304
Sun Life Financial, Inc.	1,583	60,784
Suncorp Group Ltd.	2,885	26,586
Swiss Life Holding AG(b)	107	29,403
Swiss Re AG	284	26,123
T&D Holdings, Inc.	2,150	27,506
Tokio Marine Holdings, Inc.	500	21,908

AB GLOBAL RISK ALLOCATION FUND •	21

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Torchmark Corp.	880	$61,679
Travelers Cos., Inc. (The)	534	60,529
Tryg A/S	1,275	22,892
UnipolSai SpA	9,011	17,130
Unum Group	1,158	48,949
Willis Towers Watson PLC	414	51,489
WR Berkley Corp.	999	61,728
XL Group Ltd.	1,514	54,701
Zurich Insurance Group AG(b)	110	28,820

		3,615,793

Mortgage Real Estate Investment Trusts (REITs) – 0.1%
AGNC Investment Corp.	3,117	58,163
Annaly Capital Management, Inc.	4,937	50,456

		108,619

Thrifts & Mortgage Finance – 0.0%
New York Community Bancorp, Inc.	3,242	51,807

		12,358,530

Industrials – 3.8%
Aerospace & Defense – 0.5%
Airbus Group SE	328	20,913
Arconic, Inc.	1,979	38,155
B/E Aerospace, Inc.	1,371	82,315
BAE Systems PLC	4,996	37,522
Boeing Co. (The)	561	84,464
Bombardier, Inc. – Class B(b)	79,396	111,118
CAE, Inc.	7,156	105,531
Cobham PLC	8,409	17,253
General Dynamics Corp.	654	114,679
L-3 Communications Holdings, Inc.	737	116,276
Leonardo-Finmeccanica SpA(b)	1,704	22,100
Lockheed Martin Corp.	444	117,771
Meggitt PLC	4,235	25,023
Northrop Grumman Corp.	487	121,580
Raytheon Co.	759	113,501
Rockwell Collins, Inc.	965	89,475
Rolls-Royce Holdings PLC(b)	2,399	20,279
Safran SA	344	23,610
Singapore Technologies Engineering Ltd.	5,000	11,737
Textron, Inc.	1,807	83,176
Thales SA	362	35,302
TransDigm Group, Inc.	271	68,138
United Technologies Corp.	952	102,549
Zodiac Aerospace	708	15,676

		1,578,143

22	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Air Freight & Logistics – 0.2%
Bollore SA	6,241	$20,440
CH Robinson Worldwide, Inc.	1,105	82,709
Deutsche Post AG (REG)	936	29,208
Expeditors International of Washington, Inc.	1,778	93,772
FedEx Corp.	511	97,943
Kuehne & Nagel International AG (REG)	250	32,600
Royal Mail PLC	4,942	28,945
United Parcel Service, Inc. – Class B	998	115,688
Yamato Holdings Co., Ltd.	600	12,119

		513,424

Airlines – 0.1%
American Airlines Group, Inc.	1,247	57,911
ANA Holdings, Inc.	4,000	11,197
Cathay Pacific Airways Ltd.	8,000	10,815
Delta Air Lines, Inc.	1,142	55,022
Deutsche Lufthansa AG (REG)	1,439	18,632
easyJet PLC	1,456	18,028
International Consolidated Airlines Group SA	3,218	17,438
Japan Airlines Co., Ltd.	300	8,957
Qantas Airways Ltd.	3,669	8,931
Singapore Airlines Ltd.	1,500	10,412
Southwest Airlines Co.	1,358	63,296
United Continental Holdings, Inc.(b)	884	60,952

		341,591

Building Products – 0.2%
Asahi Glass Co., Ltd.	2,000	13,134
Assa Abloy AB – Class B	1,252	23,657
Cie de Saint-Gobain	588	25,470
Daikin Industries Ltd.	200	19,016
Fortune Brands Home & Security, Inc.	1,189	65,573
Geberit AG (REG)	94	37,152
Johnson Controls International PLC	3,275	147,309
LIXIL Group Corp.	500	11,250
Masco Corp.	2,287	72,384
TOTO Ltd.	400	15,563

		430,508

Commercial Services & Supplies – 0.3%
Aggreko PLC	1,454	14,857
Babcock International Group PLC	2,910	34,756
Brambles Ltd.	1,629	14,157
Cintas Corp.	1,017	116,548
Dai Nippon Printing Co., Ltd.	1,000	9,565
Edenred	1,019	21,461
G4S PLC	11,387	34,739
ISS A/S	619	21,122

AB GLOBAL RISK ALLOCATION FUND •	23

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Park24 Co., Ltd.	500	$14,294
Republic Services, Inc. – Class A	2,329	129,236
Secom Co., Ltd.	200	14,720
Securitas AB – Class B	1,698	24,947
Societe BIC SA	185	23,896
Sohgo Security Services Co., Ltd.	200	8,227
Stericycle, Inc.(b)	628	45,825
Toppan Printing Co., Ltd.	1,000	9,174
Waste Connections, Inc.	1,252	95,703
Waste Connections, Inc.	1,280	97,746
Waste Management, Inc.	2,073	144,115

		875,088

Construction & Engineering – 0.5%
ACS Actividades de Construccion y Servicios SA	828	24,349
Boskalis Westminster	584	18,198
Bouygues SA	516	17,465
Brookfield Business Partners LP	28	738
Chicago Bridge & Iron Co. NV	1,264	42,357
China Communications Construction Co., Ltd. – Class H	248,000	296,550
China Railway Construction Corp. Ltd. – Class H	224,500	318,610
China Railway Group Ltd. – Class H	360,000	324,002
CIMIC Group Ltd.	462	10,491
Ferrovial SA	1,682	29,783
Fluor Corp.	1,175	62,874
Jacobs Engineering Group, Inc.(b)	1,673	103,743
JGC Corp.	1,000	16,735
Kajima Corp.	2,000	14,115
Obayashi Corp.	1,100	10,568
Orascom Construction Ltd.(b)	173	932
Quanta Services, Inc.(b)	2,432	82,007
Shimizu Corp.	1,000	9,295
Skanska AB – Class B	1,298	29,838
SNC-Lavalin Group, Inc.	2,339	99,111
Taisei Corp.	2,000	14,561
Vinci SA	420	27,201

		1,553,523

Electrical Equipment – 0.2%
ABB Ltd. (REG)(b)	1,756	35,792
Acuity Brands, Inc.	231	58,076
AMETEK, Inc.	1,516	71,783
Eaton Corp. PLC	1,158	77,019
Emerson Electric Co.	1,574	88,837
Fuji Electric Co., Ltd.	3,000	14,942
Legrand SA	508	28,369
Mabuchi Motor Co., Ltd.	200	11,333

24	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Mitsubishi Electric Corp.	1,000	$14,043
Nidec Corp.	100	9,086
OSRAM Licht AG	447	22,735
Prysmian SpA	1,077	25,722
Rockwell Automation, Inc.	616	82,365
Schneider Electric SE (Paris)	400	26,551
Sensata Technologies Holding NV(b)	1,439	53,775
Vestas Wind Systems A/S	287	18,902

		639,330

Industrial Conglomerates – 0.2%
3M Co.	617	105,964
CK Hutchison Holdings Ltd.	1,184	14,400
General Electric Co.	3,256	100,155
Honeywell International, Inc.	807	91,950
Jardine Matheson Holdings Ltd.	200	10,775
Keihan Holdings Co., Ltd.	2,000	12,837
Keppel Corp., Ltd.	2,700	10,227
Koninklijke Philips NV	884	25,376
NWS Holdings Ltd.	7,257	12,531
Roper Technologies, Inc.	458	82,948
Seibu Holdings, Inc.	600	10,880
Sembcorp Industries Ltd.	5,600	10,528
Siemens AG (REG)	282	31,788
Smiths Group PLC	2,526	44,553
Toshiba Corp.(b)	4,000	15,031

		579,943

Machinery – 0.7%
AGCO Corp.	1,106	61,715
Alfa Laval AB	1,450	21,738
Alstom SA(b)	938	25,373
Amada Holdings Co., Ltd.	1,200	13,519
ANDRITZ AG	585	30,150
Atlas Copco AB – Class A	939	28,424
Atlas Copco AB – Class B	1,104	29,675
Caterpillar, Inc.	834	79,697
CNH Industrial NV	2,685	22,893
Cummins, Inc.	606	85,919
Deere & Co.	847	84,869
Dover Corp.	962	69,851
FANUC Corp.	100	17,067
Flowserve Corp.	1,390	65,955
Fortive Corp.	559	30,739
GEA Group AG	578	21,563
Hino Motors Ltd.	1,000	10,332
Hitachi Construction Machinery Co., Ltd.	600	12,543
Hoshizaki Corp.	100	8,582
IHI Corp.(b)	4,000	11,315
Illinois Tool Works, Inc.	885	110,784

AB GLOBAL RISK ALLOCATION FUND •	25

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

IMI PLC	2,522	$30,570
Ingersoll-Rand PLC	1,147	85,497
JTEKT Corp.	900	14,718
Kawasaki Heavy Industries Ltd.	3,000	9,676
Komatsu Ltd.	700	16,467
Kone Oyj – Class B	551	24,243
Kubota Corp.	700	10,793
Kurita Water Industries Ltd.	500	10,488
Makita Corp.	200	13,671
MAN SE	408	40,247
Metso Oyj	1,062	30,010
Minebea Co., Ltd.	1,000	10,110
Mitsubishi Heavy Industries Ltd.	3,000	13,535
Nabtesco Corp.	600	15,360
NGK Insulators Ltd.	1,000	19,515
NSK Ltd.	1,300	14,505
PACCAR, Inc.	1,222	75,947
Parker-Hannifin Corp.	631	87,665
Pentair PLC	1,111	63,838
Sandvik AB	2,219	26,247
Schindler Holding AG	197	34,956
Schindler Holding AG (REG)	145	25,430
Sembcorp Marine Ltd.	9,400	9,182
SKF AB – Class B	1,277	22,978
Snap-on, Inc.	434	72,565
Stanley Black & Decker, Inc.	805	95,497
Sulzer AG (REG)	274	28,017
Sumitomo Heavy Industries Ltd.	3,000	18,400
THK Co., Ltd.	600	13,132
Volvo AB – Class B	2,303	24,625
WABCO Holdings, Inc.(b)	574	56,545
Wabtec Corp./DE	801	67,821
Wartsila Oyj Abp	579	24,385
Weir Group PLC (The)	1,061	23,997
Xylem, Inc./NY	2,093	107,957
Yangzijiang Shipbuilding Holdings Ltd.	15,700	8,945
Zardoya Otis SA	2,390	18,657

		2,108,894

Marine – 0.0%
AP Moller – Maersk A/S – Class A	20	25,317
AP Moller – Maersk A/S – Class B	20	26,420
Mitsui OSK Lines Ltd.	5,000	13,081
Nippon Yusen KK	5,000	9,445

		74,263

Professional Services – 0.3%
Adecco Group AG (REG)	412	25,373
Bureau Veritas SA	1,713	32,197
Capita PLC	1,935	12,687

26	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Dun & Bradstreet Corp. (The)	627	$76,318
Equifax, Inc.	729	83,434
Experian PLC	1,938	36,530
Intertek Group PLC	680	27,966
ManpowerGroup, Inc.	734	62,691
Nielsen Holdings PLC	1,462	63,012
Randstad Holding NV	394	19,980
Recruit Holdings Co., Ltd.	400	15,392
RELX NV	2,230	35,915
RELX PLC	2,553	43,856
Robert Half International, Inc.	1,647	73,901
SEEK Ltd.	1,178	12,848
SGS SA (REG)	19	38,101
Verisk Analytics, Inc. – Class A(b)	1,019	84,659
Wolters Kluwer NV	1,050	37,806

		782,666

Road & Rail – 0.3%
AMERCO	189	64,536
Aurizon Holdings Ltd.	4,275	15,689
Canadian National Railway Co.	1,407	94,069
Canadian Pacific Railway Ltd.	465	71,181
Central Japan Railway Co.	84	13,868
ComfortDelGro Corp., Ltd.	5,600	9,807
CSX Corp.	2,443	87,484
DSV A/S	518	23,247
East Japan Railway Co.	200	17,251
Hankyu Hanshin Holdings, Inc.	400	12,733
Hertz Global Holdings, Inc.(b)	496	12,489
JB Hunt Transport Services, Inc.	959	91,460
Kansas City Southern	625	55,444
Keikyu Corp.	1,000	10,829
Keio Corp.	1,000	8,045
Keisei Electric Railway Co., Ltd.	500	11,958
Kintetsu Group Holdings Co., Ltd.	3,000	11,676
MTR Corp., Ltd.	4,000	19,987
Nagoya Railroad Co., Ltd.	2,000	9,857
Nippon Express Co., Ltd.	3,000	15,690
Norfolk Southern Corp.	810	86,233
Odakyu Electric Railway Co., Ltd.	500	9,875
Tobu Railway Co., Ltd.	2,000	9,665
Tokyu Corp.	1,000	7,525
Union Pacific Corp.	881	89,272
West Japan Railway Co.	218	13,392

		873,262

Trading Companies & Distributors – 0.2%
AerCap Holdings NV(b)	413	17,697
Ashtead Group PLC	1,362	26,673

AB GLOBAL RISK ALLOCATION FUND •	27

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Brenntag AG	507	$26,772
Bunzl PLC	1,077	27,746
Fastenal Co.	1,218	57,733
Finning International, Inc.	3,244	65,348
Herc Holdings, Inc.(b)	165	6,557
ITOCHU Corp.	800	11,051
Marubeni Corp.	2,400	13,330
Mitsubishi Corp.	600	13,127
Mitsui & Co., Ltd.	1,000	13,619
Noble Group Ltd.(b)	41,700	4,631
Rexel SA	1,905	29,407
Sumitomo Corp.	1,200	14,483
Toyota Tsusho Corp.	500	12,686
Travis Perkins PLC	1,235	20,735
United Rentals, Inc.(b)	592	59,857
Wolseley PLC	529	30,738
WW Grainger, Inc.(e)	333	76,780

		528,970

Transportation Infrastructure – 0.1%
Abertis Infraestructuras SA	2,034	27,137
Aena SA(f)	237	31,387
Aeroports de Paris	302	29,678
Atlantia SpA	1,072	23,799
Auckland International Airport Ltd.	2,692	11,741
Fraport AG Frankfurt Airport Services Worldwide	536	31,105
Groupe Eurotunnel SE (REG)	2,995	26,308
Japan Airport Terminal Co., Ltd.	300	11,334
Kamigumi Co., Ltd.	1,000	9,283
Mitsubishi Logistics Corp.	1,000	13,693
Sydney Airport	3,824	17,676
Transurban Group	2,763	21,462

		254,603

		11,134,208

Consumer Staples – 3.8%
Beverages – 0.7%
Anheuser-Busch InBev SA/NV	514	53,409
Asahi Group Holdings Ltd.	1,600	52,374
Brown-Forman Corp. – Class B	3,106	140,857
Carlsberg A/S – Class B	521	44,151
Coca-Cola Amatil Ltd.	8,871	62,858
Coca-Cola Co. (The)	5,228	210,950
Coca-Cola European Partners PLC	3,355	108,903
Coca-Cola HBC AG(b)	2,570	54,582
Constellation Brands, Inc. – Class A	920	139,049
Diageo PLC	2,904	72,608
Dr Pepper Snapple Group, Inc.	1,776	154,050
Heineken Holding NV	852	59,721

28	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Heineken NV	813	$60,851
Kirin Holdings Co., Ltd.	3,600	58,966
Molson Coors Brewing Co. – Class B	1,534	150,378
Monster Beverage Corp.(b)	2,340	104,715
PepsiCo, Inc.	2,224	222,622
Pernod Ricard SA	575	60,096
Remy Cointreau SA	848	71,244
Suntory Beverage & Food Ltd.	1,000	42,957
Treasury Wine Estates Ltd.	935	7,459

		1,932,800

Food & Staples Retailing – 1.0%
Aeon Co., Ltd.	3,400	47,134
Alimentation Couche-Tard, Inc. – Class B	2,957	136,458
Carrefour SA	1,577	36,905
Casino Guichard Perrachon SA	548	24,904
Colruyt SA	1,456	73,494
Costco Wholesale Corp.	1,192	178,931
CVS Health Corp.	1,712	131,636
Distribuidora Internacional de Alimentacion SA	9,869	45,024
Empire Co., Ltd. – Class A	8,829	119,885
FamilyMart UNY Holdings Co., Ltd.	900	56,652
George Weston Ltd.	2,104	174,986
ICA Gruppen AB	2,165	64,201
J Sainsbury PLC	15,402	44,485
Jean Coutu Group PJC, Inc. (The) – Class A	8,252	127,223
Jeronimo Martins SGPS SA	4,243	66,987
Koninklijke Ahold Delhaize NV	5,772	113,667
Kroger Co. (The)	3,559	114,956
Lawson, Inc.	500	34,826
Loblaw Cos., Ltd.	3,359	174,514
METRO AG	1,740	51,965
Metro, Inc.	4,804	146,305
Rite Aid Corp.(b)	2,587	20,593
Seven & i Holdings Co., Ltd.	1,000	39,116
Sysco Corp.	3,968	211,296
Tesco PLC(b)	20,272	52,915
Wal-Mart Stores, Inc.	2,659	187,273
Walgreens Boots Alliance, Inc.	1,614	136,754
Wesfarmers Ltd.	1,984	61,089
Whole Foods Market, Inc.	2,925	88,891
Wm Morrison Supermarkets PLC	21,660	58,862
Woolworths Ltd.	2,877	48,576

		2,870,503

Food Products – 1.2%
Ajinomoto Co., Inc.	2,000	39,123
Archer-Daniels-Midland Co.	3,137	135,613

AB GLOBAL RISK ALLOCATION FUND •	29

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Aryzta AG(b)	1,540	$65,549
Associated British Foods PLC	1,766	56,195
Barry Callebaut AG (REG)(b)	64	75,914
Bunge Ltd.	2,083	142,227
Calbee, Inc.	1,100	34,552
Campbell Soup Co.	2,136	121,517
Chocoladefabriken Lindt & Spruengli AG	11	54,189
Chocoladefabriken Lindt & Spruengli AG (REG)	1	58,139
Conagra Brands, Inc.	3,090	113,372
Danone SA	977	61,194
General Mills, Inc.	3,198	194,886
Golden Agri-Resources Ltd.	152,500	45,749
Hershey Co. (The)	1,831	176,948
Hormel Foods Corp.	2,949	100,974
JM Smucker Co. (The)	1,450	182,628
Kellogg Co.	2,317	166,824
Kerry Group PLC – Class A	830	58,789
Kikkoman Corp.	1,000	30,829
Kraft Heinz Co. (The)	2,092	170,812
Lamb Weston Holdings, Inc.(b)	1,030	34,484
McCormick & Co., Inc./MD	1,807	164,798
Mead Johnson Nutrition Co. – Class A	985	71,009
MEIJI Holdings Co., Ltd.	600	48,088
Mondelez International, Inc. – Class A	2,812	115,967
Nestle SA (REG)	1,120	75,374
NH Foods Ltd.	2,000	51,737
Nisshin Seifun Group, Inc.	2,700	38,069
Nissin Foods Holdings Co., Ltd.	900	47,284
Orkla ASA	7,567	67,373
Saputo, Inc.	4,726	159,832
Tate & Lyle PLC	8,642	73,042
Toyo Suisan Kaisha Ltd.	1,200	42,872
Tyson Foods, Inc. – Class A	1,842	104,644
WH Group Ltd.(f)	70,000	58,264
WhiteWave Foods Co. (The)(b)	2,505	138,000
Wilmar International Ltd.	19,400	47,549
Yakult Honsha Co., Ltd.	1,000	44,171
Yamazaki Baking Co., Ltd.	2,000	39,867

		3,508,447

Household Products – 0.4%
Church & Dwight Co., Inc.	4,028	176,386
Clorox Co. (The)	1,551	179,234
Colgate-Palmolive Co.	2,806	183,035
Edgewell Personal Care Co.(b)	1,376	108,897
Henkel AG & Co. KGaA	684	69,636
Henkel AG & Co. KGaA (Preference Shares)	600	69,558

30	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Kimberly-Clark Corp.	1,472	$170,178
Procter & Gamble Co. (The)	2,585	213,159
Reckitt Benckiser Group PLC	833	70,367
Svenska Cellulosa AB SCA – Class B	2,026	53,980
Unicharm Corp.	1,500	32,145

		1,326,575

Personal Products – 0.2%
Beiersdorf AG	747	61,035
Estee Lauder Cos., Inc. (The) – Class A	1,695	131,701
Kao Corp.	900	41,720
Kose Corp.	500	40,465
L’Oreal SA	372	63,293
Shiseido Co., Ltd.	1,800	46,226
Unilever NV	1,434	57,173
Unilever PLC	1,796	71,447

		513,060

Tobacco – 0.3%
Altria Group, Inc.	2,980	190,511
British American Tobacco PLC	1,422	77,841
Imperial Brands PLC	1,391	59,650
Japan Tobacco, Inc.	1,099	38,101
Philip Morris International, Inc.	2,096	185,035
Reynolds American, Inc.	3,215	173,931
Swedish Match AB	2,076	64,723

		789,792

		10,941,177

Information Technology – 3.7%
Communications Equipment – 0.2%
Cisco Systems, Inc.	3,710	110,632
F5 Networks, Inc.(b)	826	116,260
Harris Corp.	1,251	129,554
Juniper Networks, Inc.	2,859	78,737
Motorola Solutions, Inc.	1,485	119,171
Nokia Oyj	7,917	33,978
Palo Alto Networks, Inc.(b)	359	48,239
Telefonaktiebolaget LM Ericsson – Class B	6,545	33,590

		670,161

Electronic Equipment, Instruments & Components – 0.5%
Alps Electric Co., Ltd.	1,100	28,393
Amphenol Corp. – Class A	1,992	135,974
Arrow Electronics, Inc.(b)	1,365	93,189
Avnet, Inc.	2,219	101,830
CDW Corp./DE	2,113	108,270
Citizen Watch Co., Ltd.	3,800	23,572
Corning, Inc.	4,746	114,046

AB GLOBAL RISK ALLOCATION FUND •	31

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Flex Ltd.(b)	7,933	$112,966
FLIR Systems, Inc.	2,984	107,155
Hamamatsu Photonics KK	800	21,554
Hexagon AB – Class B	1,729	61,299
Hirose Electric Co., Ltd.	200	24,271
Hitachi High-Technologies Corp.	800	32,030
Hitachi Ltd.	5,000	27,196
Ingenico Group SA	534	41,532
Kyocera Corp.	500	24,081
Murata Manufacturing Co., Ltd.	100	13,817
Nippon Electric Glass Co., Ltd.	4,000	21,611
Omron Corp.	700	26,195
Shimadzu Corp.	1,000	15,470
TDK Corp.	300	20,568
TE Connectivity Ltd.	1,736	117,423
Trimble, Inc.(b)	2,531	71,349
Yaskawa Electric Corp.	1,900	29,641
Yokogawa Electric Corp.	2,200	30,936

		1,404,368

Internet Software & Services – 0.3%
Akamai Technologies, Inc.(b)	1,156	77,105
Alphabet, Inc. – Class A(b)	130	100,865
Alphabet, Inc. – Class C(b)	134	101,577
eBay, Inc.(b)	3,501	97,363
Facebook, Inc. – Class A(b)	702	83,131
Kakaku.com, Inc.	1,100	17,422
LinkedIn Corp. – Class A(b)	388	75,753
Mixi, Inc.	600	21,032
Twitter, Inc.(b)	2,184	40,382
United Internet AG	1,096	41,961
VeriSign, Inc.(b)(e)	943	74,356
Yahoo Japan Corp.	5,100	18,656
Yahoo!, Inc.(b)	1,854	76,051
Zillow Group, Inc. – Class C(b)(e)	3,415	122,667

		948,321

IT Services – 0.9%
Accenture PLC – Class A	987	117,877
Alliance Data Systems Corp.	338	77,328
Amadeus IT Group SA – Class A	1,529	69,250
Atos SE	809	83,423
Automatic Data Processing, Inc.	1,411	135,484
Capgemini SA	580	45,663
CGI Group, Inc. – Class A(b)	2,199	104,163
Cognizant Technology Solutions Corp. – Class A(b)	1,456	80,196
Computershare Ltd.	3,618	30,918
Fidelity National Information Services, Inc.	1,638	126,437
Fiserv, Inc.(b)	1,106	115,710

32	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

FleetCor Technologies, Inc.(b)	521	$77,806
Fujitsu Ltd.	4,000	24,095
Gartner, Inc.(b)	1,237	127,188
Global Payments, Inc.	1,293	88,635
International Business Machines Corp.	757	122,800
Itochu Techno-Solutions Corp.	1,100	29,918
MasterCard, Inc. – Class A	1,146	117,121
Nomura Research Institute Ltd.	600	20,592
NTT Data Corp.	400	20,127
Obic Co., Ltd.	400	17,793
Otsuka Corp.	400	19,701
Paychex, Inc.	2,227	131,282
PayPal Holdings, Inc.(b)	1,857	72,943
Sabre Corp.	2,927	75,663
Teradata Corp.(b)	2,614	70,186
Total System Services, Inc.	1,858	91,451
Vantiv, Inc. – Class A(b)	1,717	96,890
Visa, Inc. – Class A	1,427	110,336
Western Union Co. (The) – Class W	4,599	96,717
Worldpay Group PLC(f)	13,344	44,917
Xerox Corp.	8,435	78,867

		2,521,477

Semiconductors & Semiconductor Equipment – 0.7%
Analog Devices, Inc.	1,474	109,430
Applied Materials, Inc.	4,448	143,226
ASM Pacific Technology Ltd.	2,600	25,973
ASML Holding NV	611	63,029
Broadcom Ltd.	452	77,061
Infineon Technologies AG	3,831	64,014
Intel Corp.	2,902	100,699
KLA-Tencor Corp.	1,631	130,219
Lam Research Corp.	1,012	107,292
Linear Technology Corp.	2,104	131,563
Marvell Technology Group Ltd.	5,271	75,586
Maxim Integrated Products, Inc.	2,268	89,064
Microchip Technology, Inc.	1,831	121,176
Micron Technology, Inc.(b)	3,650	71,284
NVIDIA Corp.	1,964	181,081
NXP Semiconductors NV(b)	507	50,269
Qorvo, Inc.(b)	807	43,102
QUALCOMM, Inc.	1,605	109,349
Rohm Co., Ltd.	400	22,238
Skyworks Solutions, Inc.	726	55,793
STMicroelectronics NV	6,863	69,957
Texas Instruments, Inc.	1,770	130,856
Tokyo Electron Ltd.	300	27,834

AB GLOBAL RISK ALLOCATION FUND •	33

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Versum Materials, Inc.(b)	386	$9,442
Xilinx, Inc.	1,812	97,812

		2,107,349

Software – 0.8%
Activision Blizzard, Inc.	2,032	74,391
Adobe Systems, Inc.(b)	905	93,043
ANSYS, Inc.(b)	1,226	115,281
Autodesk, Inc.(b)	1,130	82,049
CA, Inc.	3,264	104,317
CDK Global, Inc.	1,755	101,263
Citrix Systems, Inc.(b)	927	80,399
Constellation Software, Inc./Canada	196	91,403
Dassault Systemes	753	57,356
Dell Technologies, Inc. – Class V(b)	397	21,263
Electronic Arts, Inc.(b)	1,110	87,956
Fortinet, Inc.(b)	2,036	61,284
Gemalto NV	814	41,435
GungHo Online Entertainment, Inc.	8,100	18,125
Intuit, Inc.	1,004	114,135
Konami Holdings Corp.	700	23,930
Microsoft Corp.	1,769	106,600
Mobileye NV(b)	744	27,699
Nexon Co., Ltd.	1,300	18,485
Nintendo Co., Ltd.	100	24,643
Nuance Communications, Inc.(b)	4,030	65,326
Open Text Corp.	1,962	125,011
Oracle Corp.	2,446	98,305
Oracle Corp. Japan	500	25,106
Red Hat, Inc.(b)	897	70,962
Sage Group PLC (The)	8,315	68,335
salesforce.com, Inc.(b)	932	67,104
SAP SE	921	76,917
ServiceNow, Inc.(b)	684	56,875
Splunk, Inc.(b)	1,020	58,772
Symantec Corp.	5,244	127,901
Synopsys, Inc.(b)	1,604	97,010
Tableau Software, Inc. – Class A(b)	812	36,443
Trend Micro, Inc./Japan	500	18,166
VMware, Inc. – Class A(b)	1,176	95,421
Workday, Inc. – Class A(b)	703	59,277

		2,491,988

Technology Hardware, Storage & Peripherals – 0.3%
Apple, Inc.	932	103,005
BlackBerry Ltd.(b)	6,600	50,803
Brother Industries Ltd.	1,900	33,056
Canon, Inc.	1,100	31,728
FUJIFILM Holdings Corp.	600	22,554

34	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Hewlett Packard Enterprise Co.	4,029	$95,890
HP, Inc.	6,059	93,309
Konica Minolta, Inc.	2,000	19,425
NEC Corp.	7,000	18,496
NetApp, Inc.	2,826	103,318
Ricoh Co., Ltd.	2,600	21,228
Seagate Technology PLC	1,442	57,824
Seiko Epson Corp.	1,200	24,483
Western Digital Corp.	1,168	74,355

		749,474

		10,893,138

Health Care – 3.3%
Biotechnology – 0.4%
AbbVie, Inc.	1,302	79,162
Actelion Ltd. (REG)(b)	709	136,955
Alexion Pharmaceuticals, Inc.(b)	370	45,358
Alkermes PLC(b)	1,369	77,800
Alnylam Pharmaceuticals, Inc.(b)	531	23,295
Amgen, Inc.	541	77,942
Biogen, Inc.(b)	211	62,049
BioMarin Pharmaceutical, Inc.(b)	480	41,102
Celgene Corp.(b)	655	77,624
CSL Ltd.	770	55,674
Genmab A/S(b)	776	133,912
Gilead Sciences, Inc.	878	64,709
Grifols SA	4,596	90,002
Incyte Corp.(b)	496	50,736
Ionis Pharmaceuticals, Inc.(b)(e)	848	37,108
Regeneron Pharmaceuticals, Inc.(b)	127	48,164
United Therapeutics Corp.(b)	410	51,500
Vertex Pharmaceuticals, Inc.(b)	480	39,173

		1,192,265

Health Care Equipment & Supplies – 0.8%
Abbott Laboratories	2,435	92,700
Baxter International, Inc.	2,460	109,150
Becton Dickinson and Co.	774	130,883
Boston Scientific Corp.(b)	4,751	97,206
Cochlear Ltd.	598	52,264
Coloplast A/S – Class B	1,254	79,357
Cooper Cos., Inc. (The)	600	98,694
CR Bard, Inc.	572	120,435
Danaher Corp.	1,119	87,472
DENTSPLY SIRONA, Inc.	1,618	94,135
Edwards Lifesciences Corp.(b)	681	56,421
Essilor International SA	792	83,858
Getinge AB – Class B	3,923	59,926
Hologic, Inc.(b)	2,204	84,369
Hoya Corp.	1,200	47,785

AB GLOBAL RISK ALLOCATION FUND •	35

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Intuitive Surgical, Inc.(b)	144	$92,699
Medtronic PLC	1,514	110,537
Olympus Corp.	900	32,083
ResMed, Inc.	1,732	106,483
Smith & Nephew PLC	7,220	101,507
Sonova Holding AG (REG)	884	106,795
St Jude Medical, Inc.	1,581	125,215
Stryker Corp.	1,020	115,933
Sysmex Corp.	700	42,683
Terumo Corp.	1,300	46,265
Varian Medical Systems, Inc.(b)	1,256	112,827
William Demant Holding A/S(b)	5,015	84,719
Zimmer Biomet Holdings, Inc.	960	97,786

		2,470,187

Health Care Providers & Services – 0.8%
Aetna, Inc.	690	90,280
Alfresa Holdings Corp.	2,300	37,073
AmerisourceBergen Corp. – Class A	1,098	85,633
Anthem, Inc.	562	80,102
Cardinal Health, Inc.	1,152	81,804
Centene Corp.(b)	988	56,939
Cigna Corp.	635	85,560
DaVita, Inc.(b)	1,611	102,057
Envision Healthcare Holdings, Inc.(b)	1,221	27,741
Express Scripts Holding Co.(b)	1,169	88,704
Fresenius Medical Care AG & Co. KGaA	983	76,687
Fresenius SE & Co. KGaA	1,295	92,951
HCA Holdings, Inc.(b)	1,016	72,024
Healthscope Ltd.	23,565	39,143
Henry Schein, Inc.(b)	695	103,527
Humana, Inc.	364	77,401
Laboratory Corp. of America Holdings(b)	778	97,911
McKesson Corp.	536	77,082
Mediclinic International PLC	7,884	70,015
Medipal Holdings Corp.	2,900	42,002
MEDNAX, Inc.(b)	1,240	81,183
Miraca Holdings, Inc.	1,000	45,160
Patterson Cos., Inc.	2,386	92,434
Quest Diagnostics, Inc.	1,379	120,607
Ramsay Health Care Ltd.	976	51,031
Ryman Healthcare Ltd.	8,029	49,754
Sonic Healthcare Ltd.	3,366	54,136
Suzuken Co., Ltd./Aichi Japan	1,300	39,374
UnitedHealth Group, Inc.	787	124,598
Universal Health Services, Inc. – Class B	672	82,670

		2,225,583

36	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Health Care Technology – 0.0%
Cerner Corp.(b)	1,461	$72,729
M3, Inc.	1,800	46,831

		119,560

Life Sciences Tools & Services – 0.3%
Agilent Technologies, Inc.	2,132	93,765
Illumina, Inc.(b)	305	40,608
Lonza Group AG (REG)(b)	626	111,693
Mettler-Toledo International, Inc.(b)	275	113,306
QIAGEN NV(b)	3,711	102,155
Quintiles IMS Holdings, Inc.(b)	2,754	211,590
Thermo Fisher Scientific, Inc.	685	95,975
Waters Corp.(b)	722	97,160

		866,252

Pharmaceuticals – 1.0%
Allergan PLC(b)	607	117,940
Astellas Pharma, Inc.	3,100	43,224
AstraZeneca PLC	2,042	105,650
Bayer AG (Reg)	810	76,280
Bristol-Myers Squibb Co.	1,329	75,009
Chugai Pharmaceutical Co., Ltd.	1,500	42,620
Daiichi Sankyo Co., Ltd.	2,000	42,089
Eisai Co., Ltd.	700	40,941
Eli Lilly & Co.	1,214	81,484
Endo International PLC(b)	2,016	32,276
Galenica AG (Reg)	51	53,909
GlaxoSmithKline PLC	6,271	117,022
Hisamitsu Pharmaceutical Co., Inc.	1,000	48,415
Jazz Pharmaceuticals PLC(b)	387	40,105
Johnson & Johnson	1,270	141,351
Kyowa Hakko Kirin Co., Ltd.	2,900	41,733
Mallinckrodt PLC(b)	442	23,293
Merck & Co., Inc.	2,052	125,562
Merck KGaA	1,128	112,993
Mitsubishi Tanabe Pharma Corp.	2,600	49,298
Mylan NV(b)	1,275	46,678
Novartis AG (REG)	1,846	127,230
Novo Nordisk A/S – Class B	1,500	50,520
Ono Pharmaceutical Co., Ltd.	1,000	22,307
Orion Oyj – Class B	2,864	121,666
Otsuka Holdings Co., Ltd.	1,300	53,299
Perrigo Co. PLC	557	48,091
Pfizer, Inc.	3,865	124,221
Roche Holding AG	505	112,398
Sanofi	1,181	95,184
Santen Pharmaceutical Co., Ltd.	3,000	36,938
Shionogi & Co., Ltd.	1,000	47,720
Shire PLC	2,445	142,394

AB GLOBAL RISK ALLOCATION FUND •	37

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Sumitomo Dainippon Pharma Co., Ltd.	3,900	$64,077
Taisho Pharmaceutical Holdings Co., Ltd.	600	51,683
Takeda Pharmaceutical Co., Ltd.	1,100	45,457
UCB SA	889	57,109
Valeant Pharmaceuticals International, Inc.(b)	639	10,104
Zoetis, Inc.	1,906	96,024

		2,764,294

		9,638,141

Consumer Discretionary – 3.1%
Auto Components – 0.2%
Adient PLC(b)	327	17,514
Aisin Seiki Co., Ltd.	400	17,371
Autoliv, Inc.(e)	411	42,522
BorgWarner, Inc.	1,190	42,364
Bridgestone Corp.	500	19,402
Cie Generale des Etablissements Michelin – Class B	357	38,116
Continental AG	141	24,989
Delphi Automotive PLC	602	38,528
Denso Corp.	400	17,794
GKN PLC	11,855	45,895
Goodyear Tire & Rubber Co. (The)	1,361	41,769
Koito Manufacturing Co., Ltd.	300	15,880
Lear Corp.	440	56,984
Linamar Corp.	914	35,205
Magna International, Inc. (Toronto) – Class A	1,226	49,540
NGK Spark Plug Co., Ltd.	800	16,807
NHK Spring Co., Ltd.	1,500	14,280
NOK Corp.	800	16,192
Nokian Renkaat Oyj	932	33,592
Stanley Electric Co., Ltd.	600	16,845
Sumitomo Electric Industries Ltd.	1,200	17,159
Sumitomo Rubber Industries Ltd.	1,100	18,442
Toyoda Gosei Co., Ltd.	700	15,392
Toyota Industries Corp.	300	14,338
Valeo SA	516	28,748
Yokohama Rubber Co., Ltd. (The)	900	16,551

		712,219

Automobiles – 0.2%
Bayerische Motoren Werke AG	293	24,930
Bayerische Motoren Werke AG (Preference Shares)	404	28,997
Daimler AG (REG)	379	25,173
Ferrari NV	491	26,798
Fiat Chrysler Automobiles NV	2,458	18,834
Ford Motor Co.	3,788	45,304

38	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Fuji Heavy Industries Ltd.	400	$16,683
General Motors Co.	1,628	56,215
Harley-Davidson, Inc.	930	56,628
Honda Motor Co., Ltd.	600	17,891
Isuzu Motors Ltd.	1,200	14,442
Mazda Motor Corp.	900	14,930
Mitsubishi Motors Corp.	1,900	8,895
Nissan Motor Co., Ltd.	1,400	13,231
Peugeot SA(b)	1,364	20,072
Porsche Automobil Holding SE (Preference Shares)	370	18,739
Renault SA	242	18,996
Suzuki Motor Corp.	500	16,360
Tesla Motors, Inc.(b)(e)	113	21,402
Toyota Motor Corp.	500	29,704
Volkswagen AG	122	16,711
Volkswagen AG (Preference Shares)	131	16,885
Yamaha Motor Co., Ltd.	900	21,132

		548,952

Distributors – 0.1%
Genuine Parts Co.	742	71,403
Jardine Cycle & Carriage Ltd.	500	13,972
LKQ Corp.(b)	1,647	54,071

		139,446

Diversified Consumer Services – 0.0%
Benesse Holdings, Inc.	500	13,351
H&R Block, Inc.	1,924	42,636

		55,987

Hotels, Restaurants & Leisure – 0.5%
Accor SA	560	19,802
Aramark	1,869	64,312
Aristocrat Leisure Ltd.	1,881	20,785
Carnival Corp.	986	50,690
Carnival PLC	640	32,331
Chipotle Mexican Grill, Inc. – Class A(b)(e)	75	29,725
Compass Group PLC	2,613	44,736
Crown Resorts Ltd.	1,933	16,733
Darden Restaurants, Inc.	848	62,158
Flight Centre Travel Group Ltd.	600	14,789
Galaxy Entertainment Group Ltd.	3,000	14,845
Genting Singapore PLC	24,200	16,299
Hilton Worldwide Holdings, Inc.	2,184	54,753
ILG, Inc.	437	7,897
InterContinental Hotels Group PLC	765	31,336
Las Vegas Sands Corp.	750	47,003
Marriott International, Inc./MD – Class A	1,549	122,030
McDonald’s Corp.	647	77,168

AB GLOBAL RISK ALLOCATION FUND •	39

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

McDonald’s Holdings Co. Japan Ltd.	600	$16,552
Melco Crown Entertainment Ltd. (ADR)	560	11,010
Merlin Entertainments PLC(f)	8,913	48,557
MGM China Holdings Ltd.	12,000	26,584
MGM Resorts International(b)	1,633	46,883
Norwegian Cruise Line Holdings Ltd.(b)	695	27,668
Oriental Land Co., Ltd./Japan	200	11,480
Paddy Power Betfair PLC	238	24,846
Restaurant Brands International, Inc.	1,234	58,765
Royal Caribbean Cruises Ltd.	506	40,971
Sands China Ltd.	2,800	13,742
Shangri-La Asia Ltd.	14,000	15,225
SJM Holdings Ltd.	22,000	17,788
Sodexo SA	391	42,705
Starbucks Corp.	1,025	59,419
Tabcorp Holdings Ltd.	6,458	22,348
Tatts Group Ltd.	6,411	19,778
TUI AG	2,069	27,256
Whitbread PLC	674	29,182
William Hill PLC	8,575	32,297
Wyndham Worldwide Corp.	744	53,561
Wynn Macau Ltd.	12,400	22,934
Wynn Resorts Ltd.	329	33,555
Yum China Holdings, Inc.(b)	551	15,494
Yum! Brands, Inc.	551	34,928

		1,480,920

Household Durables – 0.3%
Auto Trader Group PLC(f)	5,704	28,466
Barratt Developments PLC	3,958	23,198
Berkeley Group Holdings PLC	705	21,852
Casio Computer Co., Ltd.	600	7,964
DR Horton, Inc.	1,444	40,028
Electrolux AB – Class B	1,131	26,441
Garmin Ltd.	1,283	66,921
Harman International Industries, Inc.	456	49,873
Husqvarna AB – Class B	4,957	36,695
Iida Group Holdings Co., Ltd.	700	13,743
Leggett & Platt, Inc.	1,365	65,602
Lennar Corp. – Class A	1,025	43,604
Mohawk Industries, Inc.(b)	276	54,493
Newell Brands, Inc.	2,829	132,991
Nikon Corp.	1,100	16,360
Panasonic Corp.	1,600	16,593
Persimmon PLC	1,067	22,627
PulteGroup, Inc.	2,394	45,151
Rinnai Corp.	200	17,201
Sekisui Chemical Co., Ltd.	1,200	18,386
Sekisui House Ltd.	900	14,934

40	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Sony Corp.	500	$14,527
Taylor Wimpey PLC	11,927	22,073
Techtronic Industries Co., Ltd.	3,500	13,630
Toll Brothers, Inc.(b)	1,585	47,011
Whirlpool Corp.	280	45,483

		905,847

Internet & Direct Marketing Retail – 0.1%
Amazon.com, Inc.(b)	73	54,792
Expedia, Inc.	302	37,463
Liberty Interactive Corp. QVC Group – Class A(b)	2,051	42,476
Netflix, Inc.(b)	267	31,239
Priceline Group, Inc. (The)(b)	37	55,636
Rakuten, Inc.	1,499	15,000
TripAdvisor, Inc.(b)	459	22,160
Zalando SE(b)(f)	1,013	37,731

		296,497

Leisure Products – 0.1%
Bandai Namco Holdings, Inc.	600	17,302
Hasbro, Inc.	662	56,528
Mattel, Inc.	1,357	42,841
Polaris Industries, Inc.(e)	396	34,397
Sankyo Co., Ltd.	400	12,771
Sega Sammy Holdings, Inc.	1,200	18,163
Shimano, Inc.	100	16,682
Yamaha Corp.	500	15,467

		214,151

Media – 0.6%
Altice NV – Class A(b)	828	14,244
Altice NV – Class B(b)	1,746	30,281
Axel Springer SE	749	32,117
CBS Corp. – Class B	895	54,344
Charter Communications, Inc. – Class A(b)	467	128,570
Comcast Corp. – Class A	1,057	73,472
Dentsu, Inc.	300	13,930
Discovery Communications, Inc. – Class A(b)	1,539	41,692
Discovery Communications, Inc. – Class C(b)	1,494	39,501
DISH Network Corp. – Class A(b)	848	48,718
Eutelsat Communications SA	1,331	23,927
Hakuhodo DY Holdings, Inc.	1,400	16,487
Interpublic Group of Cos., Inc. (The)	2,807	67,564
ITV PLC	9,203	19,334
JCDecaux SA	995	25,919
Kabel Deutschland Holding AG	239	27,648

AB GLOBAL RISK ALLOCATION FUND •	41

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Lagardere SCA	1,196	$29,457
Liberty Global PLC – Class A(b)	1,154	36,143
Liberty Global PLC – Series C(b)	1,743	53,074
Liberty Global PLC LiLAC – Class A(b)	143	3,086
Liberty Global PLC LiLAC – Class C(b)	217	4,594
Liberty Media Corp.-Liberty Braves – Class A(b)	137	2,761
Liberty Media Corp.-Liberty Braves – Class C(b)	125	2,484
Liberty Media Corp.-Liberty Media – Class A(b)	343	10,732
Liberty Media Corp.-Liberty Media – Class C(b)	314	9,781
Liberty Media Corp.-Liberty SiriusXM – Class A(b)	1,375	49,912
Liberty Media Corp.-Liberty SiriusXM – Class C(b)	1,257	44,950
News Corp. – Class A	3,877	44,818
Omnicom Group, Inc.	828	71,986
Pearson PLC	2,487	24,659
ProSiebenSat.1 Media SE	586	20,055
Publicis Groupe SA	533	34,512
REA Group Ltd.	362	13,777
Rizzoli Corriere Della Sera Mediagroup SpA(b)	166	137
RTL Group SA (London)(b)	358	24,304
Schibsted ASA	1,137	24,515
Schibsted ASA – Class B	1,169	23,714
Scripps Networks Interactive, Inc. – Class A	736	50,975
SES SA	1,074	23,183
Shaw Communications, Inc. – Class B	3,816	74,684
Singapore Press Holdings Ltd.	4,800	12,507
Sirius XM Holdings, Inc.(e)	15,536	71,000
Sky PLC	2,830	27,635
TEGNA, Inc.	1,896	42,527
Telenet Group Holding NV(b)	664	35,018
Time Warner, Inc.	651	59,775
Toho Co., Ltd./Tokyo	500	14,512
Twenty-First Century Fox, Inc. – Class A	2,041	57,373
Twenty-First Century Fox, Inc. – Class B	2,064	57,916
Viacom, Inc. – Class B	851	31,895
Vivendi SA	1,523	28,982
Walt Disney Co. (The)	664	65,816
WPP PLC	1,603	34,187

		1,875,184

Multiline Retail – 0.2%
Canadian Tire Corp., Ltd. – Class A	608	63,330
Dollar General Corp.	776	60,000

42	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Dollar Tree, Inc.(b)	671	$59,155
Dollarama, Inc.	909	67,608
Don Quijote Holdings Co., Ltd.	400	15,438
Harvey Norman Holdings Ltd.	5,262	18,453
Isetan Mitsukoshi Holdings Ltd.	1,100	12,323
J Front Retailing Co., Ltd.	1,100	15,744
Kohl’s Corp.	1,003	53,992
Macy’s, Inc.	1,080	45,576
Marks & Spencer Group PLC	7,359	30,199
Marui Group Co., Ltd.	1,000	13,946
Next PLC	436	26,708
Nordstrom, Inc.(e)	848	47,420
Ryohin Keikaku Co., Ltd.	100	19,776
Takashimaya Co., Ltd.	2,000	16,768
Target Corp.	852	65,809

		632,245

Specialty Retail – 0.5%
ABC-Mart, Inc.	200	11,791
Advance Auto Parts, Inc.	297	50,407
AutoNation, Inc.(b)	896	40,015
AutoZone, Inc.(b)	82	64,221
Bed Bath & Beyond, Inc.	943	42,256
Best Buy Co., Inc.	1,332	60,872
CarMax, Inc.(b)(e)	694	40,106
Dick’s Sporting Goods, Inc.	971	57,357
Dixons Carphone PLC	5,866	24,312
Dufry AG (REG)(b)	258	31,913
Foot Locker, Inc.	770	55,186
GameStop Corp. – Class A(e)	1,057	26,097
Gap, Inc. (The)(e)	1,379	34,434
Hennes & Mauritz AB – Class B	1,075	31,225
Hikari Tsushin, Inc.	200	17,969
Home Depot, Inc. (The)	521	67,417
Industria de Diseno Textil SA	862	29,457
Kingfisher PLC	8,539	37,569
L Brands, Inc.	649	45,573
Lowe’s Cos., Inc.	874	61,661
Nitori Holdings Co., Ltd.	200	20,889
O’Reilly Automotive, Inc.(b)	195	53,527
Ross Stores, Inc.	916	61,912
Sanrio Co., Ltd.	700	12,481
Shimamura Co., Ltd.	100	11,993
Signet Jewelers Ltd.(e)	280	25,561
Sports Direct International PLC(b)	5,523	21,819
Staples, Inc.	3,077	29,755
Tiffany & Co.	681	56,169
TJX Cos., Inc. (The)	890	69,723
Tractor Supply Co.	602	45,192

AB GLOBAL RISK ALLOCATION FUND •	43

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Ulta Salon Cosmetics & Fragrance, Inc.(b)	231	$59,944
USS Co., Ltd.	1,000	16,184
Yamada Denki Co., Ltd.	2,600	13,973

		1,328,960

Textiles, Apparel & Luxury Goods – 0.3%
adidas AG	298	43,905
Asics Corp.	800	17,020
Burberry Group PLC	1,363	24,329
Christian Dior SE	177	34,396
Cie Financiere Richemont SA	485	31,660
Coach, Inc.	1,135	41,303
Gildan Activewear, Inc.	2,034	55,298
Hanesbrands, Inc.	1,446	33,591
Hermes International	103	42,483
HUGO BOSS AG	487	27,909
Kering	165	35,799
Li & Fung Ltd.	24,000	10,502
lululemon athletica, Inc.(b)	529	30,148
Luxottica Group SpA	531	27,633
LVMH Moet Hennessy Louis Vuitton SE	171	31,056
Michael Kors Holdings Ltd.(b)	679	31,567
NIKE, Inc. – Class B	835	41,808
Pandora A/S	241	28,597
PVH Corp.	452	47,885
Ralph Lauren Corp.	480	50,213
Swatch Group AG (The)	85	24,994
Swatch Group AG (The) (REG)	480	27,602
Under Armour, Inc. – Class A(b)(e)	465	14,322
Under Armour, Inc. – Class C(b)	468	12,065
VF Corp.	823	44,862
Yue Yuen Industrial Holdings Ltd.	4,000	14,374

		825,321

		9,015,729

Materials – 2.7%
Chemicals – 1.5%
AdvanSix, Inc.(b)	32	598
Agrium, Inc. (Toronto)	1,268	127,801
Air Liquide SA	571	58,180
Air Products & Chemicals, Inc.	773	111,668
Air Water, Inc.	2,000	34,623
Akzo Nobel NV	922	57,472
Albemarle Corp.	1,331	116,835
Arkema SA	599	57,436
Asahi Kasei Corp.	4,000	36,134
Ashland Global Holdings, Inc.	1,157	130,394
Axalta Coating Systems Ltd.(b)	3,237	85,521
BASF SE	712	61,524

44	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Celanese Corp. – Class A	1,451	$115,093
CF Industries Holdings, Inc.	1,547	44,770
Chr Hansen Holding A/S	653	36,085
Croda International PLC	990	40,377
Daicel Corp.	1,900	21,305
Dow Chemical Co. (The)	2,161	120,411
Eastman Chemical Co.	1,444	108,473
Ecolab, Inc.	1,093	127,586
EI du Pont de Nemours & Co.	1,707	125,652
EMS-Chemie Holding AG (REG)	85	43,650
Evonik Industries AG	1,862	52,113
FMC Corp.	1,887	105,898
FUCHS PETROLUB SE (Preference Shares)	1,531	60,769
Givaudan SA (REG)	43	76,723
Hitachi Chemical Co., Ltd.	1,300	29,030
Incitec Pivot Ltd.	10,944	25,390
Ingevity Corp.(b)	274	14,349
International Flavors & Fragrances, Inc.	951	115,118
Johnson Matthey PLC	1,157	45,425
JSR Corp.	1,500	21,921
K&S AG (REG)	1,762	35,853
Kaneka Corp.	3,000	24,311
Kansai Paint Co., Ltd.	1,500	27,799
Koninklijke DSM NV	1,193	72,435
Kuraray Co., Ltd.	2,900	41,630
LANXESS AG	946	58,505
Linde AG	413	69,383
LyondellBasell Industries NV – Class A	992	89,597
Methanex Corp.	1,523	67,040
Mitsubishi Chemical Holdings Corp.	4,400	28,271
Mitsubishi Gas Chemical Co., Inc.	2,000	30,768
Mitsui Chemicals, Inc.	7,000	32,970
Monsanto Co.	1,122	115,241
Mosaic Co. (The)	2,052	58,277
Nippon Paint Holdings Co., Ltd.	1,000	32,169
Nitto Denko Corp.	400	27,966
Novozymes A/S – Class B	1,305	44,083
OCI NV(b)	1,847	26,875
Orica Ltd.	2,005	25,097
Potash Corp. of Saskatchewan, Inc.	4,586	83,642
PPG Industries, Inc.	1,158	111,087
Praxair, Inc.	1,237	148,811
Sherwin-Williams Co. (The)	371	99,677
Shin-Etsu Chemical Co., Ltd.	600	44,969
Sika AG	10	48,506
Solvay SA	514	58,765
Sumitomo Chemical Co., Ltd.	5,000	23,308
Symrise AG	963	58,471

AB GLOBAL RISK ALLOCATION FUND •	45

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Syngenta AG (REG)	132	$50,513
Taiyo Nippon Sanso Corp.	2,400	26,649
Teijin Ltd.	1,400	26,295
Toray Industries, Inc.	3,000	24,631
Umicore SA	1,154	69,286
Westlake Chemical Corp.	1,581	93,548
WR Grace & Co.	1,362	88,884
Yara International ASA	1,234	45,629

		4,219,265

Construction Materials – 0.2%
Boral Ltd.	3,418	12,696
Boral Ltd.	7,586	28,175
CRH PLC	1,893	63,067
Fletcher Building Ltd.	7,063	51,384
HeidelbergCement AG	600	53,766
Imerys SA	1,006	70,049
James Hardie Industries PLC	2,190	33,519
LafargeHolcim Ltd. (REG)(b)	922	48,772
Martin Marietta Materials, Inc.	589	129,256
Taiheiyo Cement Corp.	9,000	28,518
Vulcan Materials Co.	871	109,441

		628,643

Containers & Packaging – 0.3%
Amcor Ltd./Australia	3,699	39,174
Avery Dennison Corp.	1,835	132,230
Ball Corp.	1,507	113,115
CCL Industries, Inc. – Class B	395	68,735
Crown Holdings, Inc.(b)	2,430	132,168
International Paper Co.	2,642	128,718
Packaging Corp. of America	1,572	133,243
Sealed Air Corp.	2,171	98,998
Toyo Seikan Group Holdings Ltd.	1,200	22,894
WestRock Co.	1,646	84,275

		953,550

Metals & Mining – 0.6%
Agnico Eagle Mines Ltd.	1,821	74,830
Alcoa Corp.	659	19,091
Alumina Ltd.	21,356	25,988
Anglo American PLC(b)	2,714	40,401
Antofagasta PLC	4,227	36,473
ArcelorMittal (Euronext Amsterdam)(b)	3,617	27,218
Barrick Gold Corp. (Toronto)	3,734	56,011
BHP Billiton Ltd.	1,503	28,091
BHP Billiton PLC	4,115	67,749
Boliden AB	1,902	49,140
Eldorado Gold Corp.(b)	10,719	29,525
First Quantum Minerals Ltd.	4,769	54,460

46	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Fortescue Metals Group Ltd.	6,236	$26,684
Franco-Nevada Corp.	1,212	70,403
Freeport-McMoRan, Inc.(b)	3,049	46,802
Fresnillo PLC	3,046	45,901
Glencore PLC(b)	9,712	33,968
Goldcorp, Inc.	3,666	48,387
Hitachi Metals Ltd.	2,100	27,819
Iluka Resources Ltd.	4,094	18,399
JFE Holdings, Inc.	1,400	20,812
Kinross Gold Corp.(b)	12,070	39,895
Kobe Steel Ltd.(b)	2,000	19,151
Maruichi Steel Tube Ltd.	800	26,028
Mitsubishi Materials Corp.	700	21,009
Newcrest Mining Ltd.	1,329	18,890
Newmont Mining Corp.	2,302	74,677
Nippon Steel & Sumitomo Metal Corp.	1,200	26,142
Norsk Hydro ASA	8,464	39,855
Nucor Corp.	2,148	133,584
Randgold Resources Ltd.	455	32,704
Rio Tinto Ltd.	708	29,943
Rio Tinto PLC	1,085	40,938
Silver Wheaton Corp.	3,641	66,244
South32 Ltd.	15,373	30,466
Sumitomo Metal Mining Co., Ltd.	2,000	26,988
Teck Resources Ltd. – Class B	4,678	118,439
thyssenkrupp AG	1,844	41,876
Turquoise Hill Resources Ltd.(b)	9,031	30,186
voestalpine AG	1,292	49,042
Yamana Gold, Inc.	11,781	35,169

		1,749,378

Paper & Forest Products – 0.1%
Mondi PLC	3,588	73,307
Oji Holdings Corp.	6,000	24,896
Stora Enso Oyj – Class R	5,274	50,902
UPM-Kymmene Oyj	2,612	59,700
West Fraser Timber Co., Ltd.	1,964	70,019

		278,824

		7,829,660

Energy – 2.5%
Energy Equipment & Services – 0.4%
Baker Hughes, Inc.	1,325	85,237
Core Laboratories NV	444	49,621
FMC Technologies, Inc.(b)	2,095	71,775
Halliburton Co.	1,858	98,641
Helmerich & Payne, Inc.	686	51,896
National Oilwell Varco, Inc.	1,671	62,428
Oceaneering International, Inc.	1,592	42,427
Petrofac Ltd.	5,681	56,616

AB GLOBAL RISK ALLOCATION FUND •	47

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Saipem SpA(b)	14,592	$6,571
Schlumberger Ltd.	2,402	201,888
Technip SA	1,445	100,130
Tenaris SA	8,068	129,481
Transocean Ltd. (Zurich)(b)	8,746	110,214
Weatherford International PLC(b)	3,897	19,914

		1,086,839

Oil, Gas & Consumable Fuels – 2.1%
AltaGas Ltd.	3,971	96,489
Anadarko Petroleum Corp.	817	56,496
Antero Resources Corp.(b)	1,497	36,662
Apache Corp.	929	61,268
ARC Resources Ltd.	4,247	74,361
BP PLC	24,215	140,472
Cabot Oil & Gas Corp.	1,942	42,957
California Resources Corp.(b)	9	157
Caltex Australia Ltd.	2,166	48,154
Cameco Corp.	5,482	50,441
Canadian Natural Resources Ltd.	2,023	68,267
Cenovus Energy, Inc.	4,140	64,012
Cheniere Energy, Inc.(b)	1,053	43,026
Chevron Corp.	892	99,511
China Petroleum & Chemical Corp. – Class H	470,000	337,027
China Shenhua Energy Co., Ltd. – Class H	199,000	411,074
Cimarex Energy Co.	485	66,872
Concho Resources, Inc.(b)	436	62,357
ConocoPhillips	1,344	65,211
Continental Resources, Inc./OK(b)(e)	964	55,922
Crescent Point Energy Corp.	3,665	46,655
Devon Energy Corp.	1,359	65,680
Enbridge, Inc.	2,164	91,019
Encana Corp.	5,726	71,911
Eni SpA	7,149	100,022
EOG Resources, Inc.	742	76,070
EQT Corp.	818	57,325
Exxon Mobil Corp.	1,290	112,617
Galp Energia SGPS SA	7,790	105,424
Hess Corp.	957	53,554
HollyFrontier Corp.	1,449	41,688
Husky Energy, Inc.(b)	4,488	52,688
Idemitsu Kosan Co., Ltd.	2,400	55,247
Imperial Oil Ltd.	2,273	77,820
Inpex Corp.	5,100	49,903
Inter Pipeline Ltd.	4,976	101,165
JX Holdings, Inc.	12,700	49,221
Keyera Corp.	2,932	84,273

48	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Kinder Morgan, Inc./DE	2,514	$55,811
Koninklijke Vopak NV	2,687	125,435
Lundin Petroleum AB(b)	6,234	117,514
Marathon Oil Corp.	2,617	47,263
Marathon Petroleum Corp.	1,445	67,944
Murphy Oil Corp.	1,307	44,320
Neste Oyj	3,037	124,763
Noble Energy, Inc.	1,453	55,446
Occidental Petroleum Corp.	1,114	79,495
Oil Search Ltd.	7,992	38,391
OMV AG	4,133	133,574
ONEOK, Inc.	1,568	86,130
Origin Energy Ltd.	8,433	36,797
Pembina Pipeline Corp.	3,867	113,623
Peyto Exploration & Development Corp.	2,920	71,864
Phillips 66	927	77,015
Pioneer Natural Resources Co.	380	72,595
PrairieSky Royalty Ltd.	3,594	87,730
Range Resources Corp.	1,009	35,497
Repsol SA	7,014	93,893
Royal Dutch Shell PLC – Class A	5,089	129,492
Royal Dutch Shell PLC – Class B	5,510	146,522
Santos Ltd.	10,658	31,382
Seven Generations Energy Ltd.(b)	3,194	73,567
Showa Shell Sekiyu KK	4,600	41,659
Snam SpA	16,116	62,373
Southwestern Energy Co.(b)	2,569	29,158
Spectra Energy Corp.	2,395	98,075
Statoil ASA	5,958	103,297
Suncor Energy, Inc. (Toronto)	3,159	100,604
Tesoro Corp.	603	49,054
TonenGeneral Sekiyu KK	5,000	48,336
TOTAL SA	2,532	120,720
Tourmaline Oil Corp.(b)	2,584	69,712
TransCanada Corp.	2,792	125,394
Valero Energy Corp.	972	59,836
Veresen, Inc.	9,713	89,227
Vermilion Energy, Inc.	2,058	83,481
Williams Cos., Inc. (The)	1,241	38,099
Woodside Petroleum Ltd.	2,153	47,426

		6,285,532

		7,372,371

Utilities – 2.0%
Electric Utilities – 1.0%
Alliant Energy Corp.	3,440	123,565
American Electric Power Co., Inc.	1,844	108,888
AusNet Services	37,003	40,518
Cheung Kong Infrastructure Holdings Ltd.	4,000	33,398

AB GLOBAL RISK ALLOCATION FUND •	49

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Chubu Electric Power Co., Inc.	3,000	$42,245
Chugoku Electric Power Co., Inc. (The)	2,900	33,246
CLP Holdings Ltd.	7,000	68,290
Contact Energy Ltd.	12,774	42,457
Duke Energy Corp.	1,663	122,679
Edison International	1,633	112,301
EDP – Energias de Portugal SA	22,765	65,768
Electricite de France SA	3,902	41,277
Endesa SA	5,027	103,781
Enel SpA	36,108	145,792
Entergy Corp.	1,297	89,143
Eversource Energy	1,947	100,504
Exelon Corp.	2,513	81,698
FirstEnergy Corp.	2,458	76,911
Fortis, Inc./Canada	3,337	99,467
Fortum Oyj	4,528	65,710
HK Electric Investments & HK Electric Investments Ltd. – Class SS(f)	45,297	39,778
Hokuriku Electric Power Co.	2,800	30,551
Iberdrola SA	14,643	88,071
Kansai Electric Power Co., Inc. (The)(b)	4,500	44,671
Kyushu Electric Power Co., Inc.	4,100	40,604
Mercury NZ Ltd.	21,804	46,468
NextEra Energy, Inc.	1,004	114,687
OGE Energy Corp.	2,859	90,487
PG&E Corp.	1,767	103,900
Pinnacle West Capital Corp.	1,694	125,237
Power Assets Holdings Ltd.	4,500	42,913
PPL Corp.	3,358	112,359
Red Electrica Corp. SA	4,276	76,039
Shikoku Electric Power Co., Inc.	3,000	28,894
Southern Co. (The)	2,707	126,742
SSE PLC	5,122	94,359
Terna Rete Elettrica Nazionale SpA	19,625	85,072
Tohoku Electric Power Co., Inc.	1,900	22,287
Tokyo Electric Power Co., Holdings, Inc.(b)	7,500	28,130
Xcel Energy, Inc.	2,329	90,854

		3,029,741

Gas Utilities – 0.2%
APA Group	6,499	38,172
Atmos Energy Corp.	1,494	106,253
Enagas SA	3,223	79,347
Gas Natural SDG SA	4,181	71,454
Hong Kong & China Gas Co., Ltd.	27,588	51,417
Italgas SpA(b)	3,223	11,532
Osaka Gas Co., Ltd.	10,000	38,147
Toho Gas Co., Ltd.	6,000	47,880
Tokyo Gas Co., Ltd.	9,000	39,554

		483,756

50	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Independent Power and Renewable Electricity Producers – 0.1%
AES Corp./VA	5,959	$68,231
Calpine Corp.(b)	3,131	34,911
Electric Power Development Co., Ltd.	1,303	28,824
Meridian Energy Ltd.	22,747	41,349
NRG Energy, Inc.	2,478	28,100
Uniper SE(b)	456	5,681

		207,096

Multi-Utilities – 0.6%
AGL Energy Ltd.	2,891	44,708
Ameren Corp.	2,235	109,783
Atco Ltd./Canada – Class I	2,904	92,527
Canadian Utilities Ltd. – Class A	3,634	95,686
CenterPoint Energy, Inc.	4,392	104,793
Centrica PLC	27,572	72,404
CMS Energy Corp.	2,636	106,020
Consolidated Edison, Inc.	1,633	113,935
Dominion Resources, Inc./VA	1,863	136,539
DTE Energy Co.	1,391	129,488
DUET Group	23,472	41,147
E.ON SE	4,560	30,027
Engie SA	4,084	50,285
National Grid PLC	8,413	95,612
Public Service Enterprise Group, Inc.	2,227	91,997
RWE AG(b)	3,361	42,170
SCANA Corp.	1,656	116,798
Sempra Energy	1,070	106,786
Suez	4,200	58,555
United Utilities Group PLC	8,868	97,809
Veolia Environnement SA	3,315	57,175
WEC Energy Group, Inc.	1,855	103,899

		1,898,143

Water Utilities – 0.1%
American Water Works Co., Inc.	1,565	113,415
Severn Trent PLC	3,576	97,636

		211,051

		5,829,787

Real Estate – 1.1%
Equity Real Estate Investment Trusts (REITs) – 0.8%
American Tower Corp.	481	49,192
Ascendas Real Estate Investment Trust	12,200	19,899
AvalonBay Communities, Inc.	273	44,906
Boston Properties, Inc.	376	46,579
British Land Co. PLC (The)	2,425	17,941
Brixmor Property Group, Inc.	1,224	29,804

AB GLOBAL RISK ALLOCATION FUND •	51

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Camden Property Trust	593	$46,675
CapitaLand Commercial Trust	20,400	21,635
CapitaLand Mall Trust	13,900	18,828
Crown Castle International Corp.	654	54,583
Dexus Property Group	3,626	24,389
Digital Realty Trust, Inc.	560	51,705
Duke Realty Corp.	1,955	49,716
Equinix, Inc.	109	36,925
Equity Residential	675	40,507
Essex Property Trust, Inc.	221	47,718
Extra Space Storage, Inc.	464	32,554
Federal Realty Investment Trust	325	45,637
Fonciere Des Regions	283	22,203
Gecina SA	271	35,537
General Growth Properties, Inc.	1,172	29,698
Goodman Group	5,173	25,467
GPT Group (The)	7,783	27,767
H&R Real Estate Investment Trust	4,113	66,779
Hammerson PLC	3,784	25,730
HCP, Inc.	1,170	34,550
Host Hotels & Resorts, Inc.	1,859	33,165
ICADE	413	28,504
Intu Properties PLC	4,900	16,485
Iron Mountain, Inc.	1,265	41,745
Japan Prime Realty Investment Corp.	6	24,452
Japan Real Estate Investment Corp.	4	21,719
Japan Retail Fund Investment Corp.	13	26,482
Kimco Realty Corp.	1,564	39,945
Klepierre	644	23,958
Land Securities Group PLC	1,853	22,477
Liberty Property Trust	1,413	55,672
Link REIT	3,500	24,071
Macerich Co. (The)	527	35,778
Mid-America Apartment Communities, Inc.	520	47,648
Mirvac Group	15,164	22,906
Nippon Building Fund, Inc.	4	22,316
Nippon Prologis REIT, Inc.	9	18,655
Nomura Real Estate Master Fund, Inc.	18	26,909
Prologis, Inc.	1,044	53,140
Public Storage	176	36,837
Quality Care Properties, Inc.(b)	234	3,510
Realty Income Corp.	817	45,294
Regency Centers Corp.	746	49,863
RioCan Real Estate Investment Trust (Toronto)	2,947	58,751
Scentre Group	9,353	29,253
Segro PLC	3,696	19,337
Simon Property Group, Inc.	254	45,631

52	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

SL Green Realty Corp.	414	$43,619
Smart Real Estate Investment Trust	2,352	54,488
Stockland	9,678	30,879
Suntec Real Estate Investment Trust	17,600	20,700
UDR, Inc.	1,178	40,099
Unibail-Rodamco SE	99	21,738
United Urban Investment Corp.	13	19,876
Ventas, Inc.	718	43,382
VEREIT, Inc.	4,684	38,830
Vicinity Centres	9,292	19,995
Vornado Realty Trust	512	50,048
Welltower, Inc.	599	37,605
Westfield Corp.	3,936	26,506
Weyerhaeuser Co.	1,364	42,052

		2,311,244

Real Estate Management & Development – 0.3%
Aeon Mall Co., Ltd.	1,400	20,480
CapitaLand Ltd.	9,900	21,167
CBRE Group, Inc. – Class A(b)	1,072	31,131
Cheung Kong Property Holdings Ltd.	2,684	18,333
City Developments Ltd.	3,900	22,883
Daito Trust Construction Co., Ltd.	200	31,170
Daiwa House Industry Co., Ltd.	700	20,153
Deutsche Wohnen AG	906	27,910
First Capital Realty, Inc.	4,411	66,856
Global Logistic Properties Ltd.	15,800	22,629
Hang Lung Properties Ltd.	11,000	24,763
Henderson Land Development Co., Ltd.	4,150	22,893
Hongkong Land Holdings Ltd.	3,400	21,723
Hulic Co., Ltd.	2,300	21,900
Hysan Development Co., Ltd.	5,000	22,032
Jones Lang LaSalle, Inc.	245	24,814
Kerry Properties Ltd.	8,000	22,872
LendLease Group	2,384	23,899
Mitsubishi Estate Co., Ltd.	1,000	20,463
Mitsui Fudosan Co., Ltd.	1,000	24,011
New World Development Co., Ltd.	23,287	25,915
Nomura Real Estate Holdings, Inc.	1,100	18,055
NTT Urban Development Corp.	2,200	19,204
Realogy Holdings Corp.	864	20,866
Sino Land Co., Ltd.	14,000	21,964
Sumitomo Realty & Development Co., Ltd.	1,000	28,158
Sun Hung Kai Properties Ltd.	2,000	26,120
Swire Pacific Ltd. – Class A	3,000	29,917
Swire Properties Ltd.	7,800	23,553
Swiss Prime Site AG (REG)(b)	495	40,512

AB GLOBAL RISK ALLOCATION FUND •	53

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Tokyo Tatemono Co., Ltd.	1,700	$22,247
Tokyu Fudosan Holdings Corp.	3,100	18,050
UOL Group Ltd.	5,228	21,424
Vonovia SE	898	28,950
Wharf Holdings Ltd. (The)	4,000	29,605
Wheelock & Co., Ltd.	5,000	29,660

		916,282

		3,227,526

Telecommunication Services – 0.8%
Diversified Telecommunication Services – 0.6%
AT&T, Inc.	4,189	161,821
BCE, Inc.	4,445	191,559
BT Group PLC	11,579	51,647
CenturyLink, Inc.	2,362	55,554
Deutsche Telekom AG (REG)	3,490	54,923
Elisa Oyj	1,855	58,163
Frontier Communications Corp.(e)	9,112	33,259
HKT Trust & HKT Ltd. – Class SS	15,000	19,492
Iliad SA	211	40,045
Inmarsat PLC	4,209	37,318
Koninklijke KPN NV	14,717	42,235
Level 3 Communications, Inc.(b)	1,401	77,153
Nippon Telegraph & Telephone Corp.	600	24,085
Orange SA	3,090	44,998
PCCW Ltd.	36,000	20,946
Proximus SADP	1,900	53,646
SBA Communications Corp. – Class A(b)	817	80,850
SFR Group SA	725	18,282
Singapore Telecommunications Ltd.	7,900	20,626
Spark New Zealand Ltd.	9,223	23,726
Swisscom AG (REG)	160	68,300
TDC A/S(b)	10,759	54,612
Telecom Italia SpA/Milano (ordinary shares)(b)	29,664	22,347
Telecom Italia SpA/Milano (savings shares)(b)	37,509	23,328
Telefonica Deutschland Holding AG	15,064	59,151
Telefonica SA	4,326	36,036
Telenor ASA	3,729	55,020
Telia Co. AB	15,067	56,614
Telstra Corp., Ltd.	10,088	37,591
TELUS Corp.	4,559	142,407
TPG Telecom Ltd.	2,937	15,447
Verizon Communications, Inc.	2,935	146,457
Vocus Communications Ltd.	4,203	12,906

		1,840,544

54	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

Company		Shares	U.S. $ Value

Wireless Telecommunication Services – 0.2%
KDDI Corp.		900	$23,567
Millicom International Cellular SA		1,021	43,010
NTT DOCOMO, Inc.		1,200	27,476
Rogers Communications, Inc. – Class B		4,213	162,774
SoftBank Group Corp.		400	23,922
Sprint Corp.(b)		8,845	69,345
StarHub Ltd.		8,800	17,661
T-Mobile US, Inc.(b)		1,930	104,625
Tele2 AB – Class B		6,602	50,446
Vodafone Group PLC		24,065	58,135

			580,961

			2,421,505

Total Common Stocks (cost $86,342,954)			90,661,772

		Principal Amount (000)
COLLATERALIZED MORTGAGE OBLIGATIONS – 5.7%
Risk Share Floating Rate – 5.7%
Federal National Mortgage Association Connecticut Avenue Securities Series 2015-C03, Class 1M2 5.592% (LIBOR 1 Month + 5.00%), 7/25/25(g)	U.S.$	1,430	1,517,857
Series 2015-C03, Class 2M2 5.592% (LIBOR 1 Month + 5.00%), 7/25/25(g)		8,745	9,350,936
Series 2015-C04, Class 1M2 6.292% (LIBOR 1 Month + 5.70%), 4/25/28(g)		2,141	2,323,799
Series 2015-C04, Class 2M2 6.142% (LIBOR 1 Month + 5.55%), 4/25/28(g)		3,246	3,511,842

Total Collateralized Mortgage Obligations (cost $15,595,303)			16,704,434

		Shares
PREFERRED STOCKS – 1.5%
Financials – 1.5%
Equity Real Estate Investment Trusts (REITs) – 1.5%
Apartment Investment & Management Co. 6.875%(e)		42,000	1,084,440
Hersha Hospitality Trust 6.875%		60,000	1,514,700
Pebblebrook Hotel Trust 6.50%(e)		65,950	1,681,725

Total Preferred Stocks (cost $4,198,750)			4,280,865

AB GLOBAL RISK ALLOCATION FUND •	55

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

INVESTMENT COMPANIES – 1.3%
Funds and Investment Trusts – 1.3%
iShares MSCI Emerging Markets ETF	27,310	$969,505
SPDR S&P 500 ETF Trust	12,850	2,831,883

Total Investment Companies (cost $3,782,049)		3,801,388

	Contracts
OPTIONS PURCHASED – CALLS – 0.4%
Options on Forward Contracts – 0.1%
USD/CNH Expiration: Dec 2016, Exercise Price: CNH 6.91(b)	24,790,000	49,208
USD/MXN Expiration: Dec 2016, Exercise Price: MXN 20.30(b)	4,730,000	69,162
USD/MXN Expiration: Dec 2016, Exercise Price: MXN 19.77(b)	5,800,000	244,760

		363,130

Options on Funds and Investment Trusts – 0.2%
iShares MSCI Emerging Markets ETF Expiration: Jan 2017, Exercise Price: $ 37.00(b)(h)	8,420	239,970
iShares MSCI Emerging Markets ETF Expiration: Jan 2017, Exercise Price: $ 37.50(b)(h)	1,602	29,637
SPDR Gold Shares Expiration: Dec 2016, Exercise Price: $ 127.00(b)(i)	148,200	2,535
SPDR S&P 500 ETF Trust Expiration: Jan 2017, Exercise Price: $ 223.00(b)(h)	1,285	248,648

		520,790

Options on Indices – 0.1%
Euro STOXX 50 Index Expiration: Jan 2017, Exercise Price: EUR 3,150.00(b)(i)	6,340	271,003

	Notional Amount (000)
Swaptions – 0.0%
IRS Swaption RTR, Citibank, NA Expiration: Dec 2016, Exercise Rate: 1.983%	43,900	101,412

Total Options Purchased – Calls (premiums paid $1,512,024)		1,256,335

56	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS – SOVEREIGN BONDS – 0.4%
Mexico – 0.4%
Mexico Government International Bond 4.125%, 1/21/26 (cost $1,170,466)	U.S.$	1,174	$1,159,325

GOVERNMENTS – SOVEREIGN AGENCIES – 0.2%
Brazil – 0.2%
Petrobras Global Finance BV 5.625%, 5/20/43 (cost $507,951)		768	548,352

		Contracts
OPTIONS PURCHASED – PUTS – 0.0%
Options on Equities – 0.0%
United States Oil Fund LP Expiration: Dec 2016, Exercise Price: $ 9.50(b)(i)		579,400	31,285

Options on Forward Contracts – 0.0%
USD/BRL Expiration: Dec 2016, Exercise Price: BRL 2.95(b)		300,000	65
USD/MXN Expiration: Dec 2016, Exercise Price: MXN 18.80(b)		4,730,000	222
USD/MXN Expiration: Dec 2016, Exercise Price: MXN 18.18(b)		5,800,000	232
USD/ZAR Expiration: Feb 2017, Exercise Price: ZAR 13.59(b)		4,100,000	63,796
USD/ZAR Expiration: Feb 2017, Exercise Price: ZAR 13.31(b)		2,900,000	34,214

			98,529

Total Options Purchased – Puts (premiums paid $482,293)			129,814

		Shares
RIGHTS – 0.0%
Financials – 0.0%
Banks – 0.0%
Banco Popolare SC, expiring 12/27/16(b)		1,281	– 0	–
CaixaBank SA, expiring 12/06/16(b)		6,539	18,961

			18,961

Consumer Staples – 0.0%
Food & Staples Retailing – 0.0%
Safeway, Inc., expiring 2/02/19(b)		620	629
Safeway, Inc., expiring 2/02/17(b)		620	30

			659

AB GLOBAL RISK ALLOCATION FUND •	57

Consolidated Portfolio of Investments

Company		Shares	U.S. $ Value

Materials – 0.0%
Metals & Mining – 0.0%
Yamana Gold, Inc., expiring 12/21/16(b)		736	$181

Industrials – 0.0%
Aerospace & Defense – 0.0%
Rolls-Royce Holdings PLC, expiring 12/01/16(b)		110,354	138

Total Rights (cost $30,525)			19,939

		Principal Amount (000)
SHORT-TERM INVESTMENTS – 15.4%
Governments – Treasuries – 6.2%
Japan – 6.2%
Japan Treasury Discount Bill Series 645, 0.01%, 2/20/17 (cost $19,277,759)	U.S.$	2,060,000	18,017,264

		Shares
Investment Companies – 5.6%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.30%(j)(k) (cost $16,330,464)		16,330,464	16,330,464

		Principal Amount (000)
U.S. Treasury Bills – 3.6%
U.S. Treasury Bill Zero Coupon, 12/08/16-2/16/17 (cost $10,492,409)	U.S.$	10,500	10,492,409

Total Short-Term Investments (cost $46,100,632)			44,840,137

Total Investments Before Security Lending Collateral for Securities Loaned – 94.3% (cost $275,480,271)			275,631,104

58	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 0.3%
Investment Companies – 0.3%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.30%(j)(k) (cost $833,730)	833,730	$833,730

Total Investments – 94.6% (cost $276,314,001)		276,464,834
Other assets less liabilities – 5.4%		15,862,315

Net Assets – 100.0%		$292,327,149

FUTURES (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at November 30, 2016	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
10 Yr Australian Bond Futures	35	December 2016	$3,495,148	$3,330,303	$(164,845)
Brent Crude Futures	96	December 2016	4,865,181	4,976,640	111,459
Brent Crude Futures	39	January 2017	1,884,531	2,048,670	164,139
Canadian 10 Yr Bond Futures	137	March 2017	14,181,482	14,164,044	(17,438)
Cattle Feeder Futures	35	January 2017	2,085,318	2,247,438	162,120
Cocoa Futures	89	March 2017	2,486,551	2,126,210	(360,341)
Coffee Robusta Futures	76	January 2017	1,641,338	1,539,760	(101,578)
Coffee ‘C’ Futures	23	March 2017	1,506,860	1,298,925	(207,935)
Copper Futures	52	March 2017	3,242,978	3,422,900	179,922
Corn Futures	113	March 2017	1,977,722	1,969,025	(8,697)
Cotton No. 2 Futures	68	March 2017	2,364,979	2,433,720	68,741
Gasoline RBOB Futures	38	December 2016	2,358,300	2,366,070	7,770
Gold 100 OZ Futures	30	February 2017	3,636,674	3,521,700	(114,974)
KC HRW Wheat Futures	82	March 2017	1,746,093	1,682,025	(64,068)
Lean Hogs Futures	73	February 2017	1,571,693	1,612,570	40,877
Live Cattle Futures	55	February 2017	2,398,528	2,462,900	64,372
LME Lead Futures	78	December 2016	3,827,690	4,591,275	763,585
LME Nickel Futures	76	December 2016	4,748,068	5,111,874	363,806

AB GLOBAL RISK ALLOCATION FUND •	59

Consolidated Portfolio of Investments

Type	Number of Contracts	Expiration Month	Original Value	Value at November 30, 2016	Unrealized Appreciation/ (Depreciation)
LME Primary Aluminum Futures	184	December 2016	$7,466,678	$7,972,950	$506,272
LME Zinc Futures	89	December 2016	5,087,958	5,987,475	899,517
Long Gilt Futures	81	March 2017	12,486,741	12,501,173	14,432
Low SU Gasoil Futures	48	January 2017	2,046,762	2,169,600	122,838
Natural Gas Futures	59	December 2016	2,107,295	1,977,680	(129,615)
Nikkei 225 (CME) Futures	79	December 2016	7,359,941	7,354,900	(5,041)
NY Harbor USLD Futures	35	December 2016	2,352,684	2,317,161	(35,523)
Palladium Futures	26	March 2017	1,938,638	2,008,890	70,252
Platinum Futures	114	January 2017	5,771,886	5,186,430	(585,456)
Russell 2000 E Mini Futures	49	December 2016	6,142,280	6,479,270	336,990
S&P Mid 400 E-Mini Futures	39	December 2016	6,058,674	6,344,910	286,236
S&P TSX 60 Index Futures	7	December 2016	890,491	924,648	34,157
Silver Futures	24	March 2017	2,003,939	1,977,840	(26,099)
Soybean Futures	29	March 2017	1,488,199	1,509,813	21,614
Soybean Futures	40	January 2017	1,973,118	2,064,500	91,382
Soybean Meal Futures	53	January 2017	1,616,483	1,686,990	70,507
Soybean Oil Futures	87	January 2017	1,860,198	1,930,878	70,680
Sugar 11 (World) Futures	67	February 2017	1,565,635	1,486,542	(79,093)
TOPIX Index Futures	12	December 2016	1,410,538	1,546,086	135,548
Wheat (CBT) Futures	78	March 2017	1,638,481	1,570,725	(67,756)
WTI Crude Futures	48	January 2017	2,372,048	2,416,320	44,272
WTI Crude Futures	42	December 2016	2,137,028	2,076,480	(60,548)

Sold Contracts
Coffee ‘C’ Futures	16	March 2017	962,949	903,600	59,349
Euro STOXX 50 Index Futures	176	December 2016	5,651,173	5,691,139	(39,966)
Gold 100 OZ Futures	20	February 2017	2,432,727	2,347,800	84,927
Lean Hogs Futures	25	April 2017	602,137	615,000	(12,863)
LME Lead Futures	25	December 2016	1,294,592	1,471,562	(176,970)
LME Nickel Futures	38	December 2016	2,398,238	2,555,937	(157,699)
LME Primary Aluminum Futures	96	December 2016	3,927,524	4,159,800	(232,276)

60	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

Type	Number of Contracts	Expiration Month	Original Value	Value at November 30, 2016	Unrealized Appreciation/ (Depreciation)
LME Zinc Futures	52	December 2016	$3,070,566	$3,498,300	$(427,734)
Palladium Futures	3	March 2017	218,425	231,795	(13,370)
S&P 500 E-Mini Futures	374	December 2016	40,118,558	41,117,560	(999,002)
Sugar 11 (World) Futures	38	February 2017	960,081	843,114	116,967
U.S. T-Note 5 Yr (CBT) Futures	179	March 2017	21,149,729	21,094,031	55,698
U.S. T-Note 10 Yr (CBT) Futures	114	March 2017	14,238,237	14,194,781	43,456
Wheat (CBT) Futures	68	March 2017	1,437,560	1,369,350	68,210
WTI Crude Futures	53	January 2017	2,598,460	2,668,020	(69,560)

					$901,648

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Australia and New Zealand Banking Group Ltd.	USD	2,931	CNY	20,320	12/15/16	$11,191
Australia and New Zealand Banking Group Ltd.	MYR	12,442	USD	2,967	1/17/17	201,516
Australia and New Zealand Banking Group Ltd.	USD	7,085	KRW	8,134,798	1/17/17	(177,297)
Australia and New Zealand Banking Group Ltd.	USD	3,014	TWD	94,535	1/17/17	(54,529)
Australia and New Zealand Banking Group Ltd.	INR	160,838	USD	2,327	3/16/17	8,141
Australia and New Zealand Banking Group Ltd.	USD	5,839	MYR	24,748	3/16/17	(362,058)
Bank of America, NA	MXN	51,849	USD	2,767	12/15/16	250,762
Bank of America, NA	TRY	3,466	USD	1,093	12/15/16	86,884
Bank of America, NA	USD	425	RUB	27,769	12/15/16	6,878
Bank of America, NA	USD	2,376	TRY	7,185	12/07/16	(287,142)
Bank of America, NA	RUB	75,578	USD	1,165	1/17/17	(1,857)
Bank of America, NA	USD	1,210	MXN	23,776	1/17/17	(60,658)
Bank of America, NA	USD	415	RUB	26,313	1/17/17	(8,372)
Bank of America, NA	EUR	2,733	PLN	12,166	3/16/17	(20,383)
Bank of America, NA	EUR	2,755	NOK	24,891	3/16/17	(9,996)
Bank of America, NA	USD	2,652	RUB	174,266	3/16/17	6,688
Bank of America, NA	RUB	95,001	USD	1,394	10/17/17	5,648
Barclays Bank PLC	TRY	1,884	USD	603	12/07/16	55,601
Barclays Bank PLC	USD	11,662	MXN	218,362	12/07/16	(1,056,212)

AB GLOBAL RISK ALLOCATION FUND •	61

Consolidated Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	HKD	8,047	USD	1,038	12/15/16	$841
Barclays Bank PLC	NOK	31,697	USD	3,838	12/15/16	114,912
Barclays Bank PLC	PLN	4,481	USD	1,138	12/15/16	72,233
Barclays Bank PLC	USD	2,798	MXN	51,849	12/15/16	(281,703)
Barclays Bank PLC	CHF	2,865	USD	2,914	1/17/17	86,255
Barclays Bank PLC	CHF	5,742	EUR	5,334	1/17/17	383
Barclays Bank PLC	KRW	2,522,476	USD	2,260	1/17/17	117,670
Barclays Bank PLC	PLN	4,662	USD	1,183	1/17/17	74,591
Barclays Bank PLC	USD	5,977	CNY	40,222	1/17/17	(176,579)
Barclays Bank PLC	USD	4,077	KRW	4,537,538	1/17/17	(223,727)
Barclays Bank PLC	USD	2,961	NOK	24,446	1/17/17	(89,135)
BNP Paribas SA	TWD	56,814	USD	1,787	12/15/16	7,475
BNP Paribas SA	USD	2,902	CNY	20,041	12/15/16	(521)
BNP Paribas SA	AUD	4,000	USD	3,046	1/17/17	95,773
BNP Paribas SA	CAD	780	USD	580	1/17/17	(687)
BNP Paribas SA	GBP	3,392	USD	4,196	1/17/17	(54,046)
BNP Paribas SA	TWD	95,669	USD	3,012	1/17/17	16,774
BNP Paribas SA	USD	587	MXN	12,219	1/17/17	3,296
BNP Paribas SA	USD	1,194	MYR	4,998	1/17/17	(82,787)
BNP Paribas SA	USD	54	ARS	931	1/26/17	3,073
BNP Paribas SA	USD	54	ARS	936	1/31/17	3,226
BNP Paribas SA	USD	54	ARS	942	2/03/17	3,444
BNP Paribas SA	USD	107	ARS	1,886	2/13/17	6,315
BNP Paribas SA	USD	3,674	PEN	12,569	3/16/17	(39,194)
BNP Paribas SA	USD	2,919	SEK	26,799	3/16/17	4,538
Brown Brothers Harriman & Co.	JPY	3,101,909	USD	29,917	12/15/16	2,786,832
Citibank, NA	BRL	7,031	USD	2,070	12/02/16	(8,966)
Citibank, NA	USD	2,065	BRL	7,031	12/02/16	13,951
Citibank, NA	MXN	27,294	USD	1,345	12/09/16	19,459
Citibank, NA	TRY	10,075	EUR	2,741	12/09/16	(21,249)
Citibank, NA	AUD	9,398	USD	7,225	12/15/16	287,200
Citibank, NA	CAD	15,468	USD	11,979	12/15/16	463,096
Citibank, NA	CHF	9,021	USD	9,376	12/15/16	495,980
Citibank, NA	EUR	37,625	USD	42,560	12/15/16	2,658,389
Citibank, NA	GBP	8,762	USD	11,666	12/15/16	699,406
Citibank, NA	PLN	16,375	USD	3,993	12/15/16	98,053
Citibank, NA	SEK	28,496	USD	3,373	12/15/16	281,259
Citibank, NA	USD	2,281	CHF	2,275	12/15/16	(41,623)
Citibank, NA	USD	15,800	EUR	14,248	12/15/16	(689,706)
Citibank, NA	USD	969	GBP	728	12/15/16	(58,110)
Citibank, NA	USD	5,147	HUF	1,405,598	12/15/16	(383,251)
Citibank, NA	USD	6,607	NOK	53,768	12/15/16	(291,560)
Citibank, NA	USD	5,450	PLN	20,856	12/15/16	(488,502)
Citibank, NA	USD	11,877	SEK	99,169	12/15/16	(1,116,371)
Citibank, NA	USD	886	ZAR	12,563	12/15/16	4,313
Citibank, NA	BRL	7,031	USD	2,045	1/04/17	(13,997)
Citibank, NA	CAD	7,960	USD	6,002	1/17/17	73,087
Citibank, NA	CHF	5,651	USD	5,778	1/17/17	201,402
Citibank, NA	CHF	16,295	EUR	14,974	1/17/17	(170,567)
Citibank, NA	EUR	4,891	CHF	5,320	1/17/17	53,557
Citibank, NA	JPY	306,911	USD	2,932	1/17/17	241,987

62	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Citibank, NA	MXN	23,468	USD	1,140	1/17/17	$5,757
Citibank, NA	NZD	1,987	USD	1,440	1/17/17	34,597
Citibank, NA	PLN	2,246	USD	547	1/17/17	13,373
Citibank, NA	SEK	25,741	USD	3,009	1/17/17	209,694
Citibank, NA	TRY	8,316	USD	2,557	1/17/17	161,208
Citibank, NA	USD	4,567	CAD	6,107	1/17/17	(18,219)
Citibank, NA	USD	6,556	CHF	6,395	1/17/17	(245,198)
Citibank, NA	USD	1,203	HUF	340,559	1/17/17	(47,946)
Citibank, NA	USD	1,742	JPY	183,579	1/17/17	(133,011)
Citibank, NA	USD	1,154	MXN	23,468	1/17/17	(19,261)
Citibank, NA	USD	1,771	PLN	6,908	1/17/17	(128,186)
Citibank, NA	USD	629	RUB	40,287	1/17/17	(6,770)
Citibank, NA	USD	1,542	RUB	101,442	1/17/17	24,335
Citibank, NA	USD	4,389	TRY	13,968	1/17/17	(365,872)
Citibank, NA	ZAR	41,720	USD	2,981	1/17/17	44,554
Citibank, NA	CAD	3,936	USD	2,936	3/16/17	2,352
Citibank, NA	NOK	45,059	USD	5,285	3/16/17	(10,139)
Citibank, NA	USD	5,313	CHF	5,338	3/16/17	(26,797)
Credit Suisse International	EUR	5,262	USD	5,839	1/17/17	247,741
Credit Suisse International	HUF	837,796	EUR	2,693	1/17/17	18,942
Credit Suisse International	USD	1,196	CHF	1,177	1/17/17	(34,720)
Credit Suisse International	JPY	63,775	USD	579	3/16/17	18,166
Deutsche Bank AG	TRY	4,801	EUR	1,360	12/09/16	46,790
Deutsche Bank AG	USD	1,838	KRW	2,026,774	1/17/17	(117,106)
Deutsche Bank AG	EUR	5,433	CZK	145,917	3/16/17	(23,833)
Goldman Sachs Bank USA	BRL	7,031	USD	2,141	12/02/16	62,383
Goldman Sachs Bank USA	USD	2,070	BRL	7,031	12/02/16	8,966
Goldman Sachs Bank USA	MXN	218,362	USD	10,762	12/07/16	156,595
Goldman Sachs Bank USA	MXN	62,395	USD	3,332	12/09/16	302,166
Goldman Sachs Bank USA	USD	3,075	MXN	62,395	12/09/16	(45,660)
Goldman Sachs Bank USA	BRL	7,335	USD	2,248	1/03/17	99,024
Goldman Sachs Bank USA	USD	4,069	BRL	13,395	1/03/17	(144,365)
Goldman Sachs Bank USA	BRL	149,450	USD	32,803	1/04/17	(10,968,459)
Goldman Sachs Bank USA	USD	40,381	BRL	149,450	1/04/17	3,390,378
Goldman Sachs Bank USA	AUD	3,096	USD	2,366	1/17/17	82,793
Goldman Sachs Bank USA	EUR	1,637	NOK	14,931	1/17/17	15,154
Goldman Sachs Bank USA	TRY	3,687	USD	1,144	1/17/17	82,121

AB GLOBAL RISK ALLOCATION FUND •	63

Consolidated Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Goldman Sachs Bank USA	USD	1,857	CAD	2,431	1/17/17	$(46,648)
Goldman Sachs Bank USA	USD	2,922	CHF	2,874	1/17/17	(85,878)
Goldman Sachs Bank USA	USD	6,657	MXN	135,854	1/17/17	(90,329)
Goldman Sachs Bank USA	USD	565	BRL	1,969	2/02/17	6,433
Goldman Sachs Bank USA	USD	2,370	INR	160,838	3/16/17	(51,010)
JPMorgan Chase Bank, NA	TRY	3,221	EUR	946	12/07/16	66,701
JPMorgan Chase Bank, NA	USD	1,378	MXN	27,294	12/09/16	(52,600)
JPMorgan Chase Bank, NA	KRW	3,389,972	USD	2,962	1/17/17	83,571
JPMorgan Chase Bank, NA	CHF	3,406	USD	3,526	1/17/17	164,980
JPMorgan Chase Bank, NA	EUR	5,303	USD	5,847	1/17/17	212,283
JPMorgan Chase Bank, NA	GBP	2,427	USD	2,975	1/17/17	(66,324)
JPMorgan Chase Bank, NA	JPY	184,327	USD	1,766	1/17/17	150,092
JPMorgan Chase Bank, NA	MXN	79,207	USD	4,112	1/17/17	283,870
JPMorgan Chase Bank, NA	MXN	23,978	USD	1,136	1/17/17	(22,687)
JPMorgan Chase Bank, NA	USD	1,161	AUD	1,578	1/17/17	2,553
JPMorgan Chase Bank, NA	USD	1,733	AUD	2,297	1/17/17	(38,958)
JPMorgan Chase Bank, NA	USD	3,478	CAD	4,664	1/17/17	(4,378)
JPMorgan Chase Bank, NA	USD	2,320	GBP	1,860	1/17/17	10,768
JPMorgan Chase Bank, NA	USD	2,287	JPY	235,758	1/17/17	(220,830)
JPMorgan Chase Bank, NA	USD	1,162	KRW	1,369,368	1/17/17	372
JPMorgan Chase Bank, NA	USD	1,508	NZD	2,062	1/17/17	(49,564)
JPMorgan Chase Bank, NA	USD	1,181	MYR	4,948	1/17/17	(81,126)
JPMorgan Chase Bank, NA	USD	4,124	TWD	130,187	1/17/17	(48,602)
JPMorgan Chase Bank, NA	USD	4,639	ZAR	64,776	1/17/17	(79,349)
JPMorgan Chase Bank, NA	JPY	2,131,841	USD	20,515	2/09/17	1,811,699
JPMorgan Chase Bank, NA	ZAR	20,200	USD	1,426	3/01/17	15,663

64	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services, Inc.	BRL	1,304	USD	400	12/02/16	$14,361
Morgan Stanley Capital Services, Inc.	BRL	1,304	USD	384	12/02/16	(1,663)
Morgan Stanley Capital Services, Inc.	USD	767	BRL	2,608	12/02/16	3,935
Morgan Stanley Capital Services, Inc.	TRY	1,856	USD	593	12/07/16	53,336
Morgan Stanley Capital Services, Inc.	TRY	7,128	EUR	2,063	12/09/16	115,874
Morgan Stanley Capital Services, Inc.	USD	6,287	BRL	20,005	1/03/17	(426,227)
Morgan Stanley Capital Services, Inc.	EUR	1,362	NOK	12,354	1/17/17	3,857
Morgan Stanley Capital Services, Inc.	EUR	2,705	USD	3,050	1/17/17	175,576
Morgan Stanley Capital Services, Inc.	HUF	330,547	USD	1,184	1/17/17	62,975
Morgan Stanley Capital Services, Inc.	JPY	418,749	USD	4,109	1/17/17	438,539
Morgan Stanley Capital Services, Inc.	MXN	22,416	USD	1,197	1/17/17	113,789
Morgan Stanley Capital Services, Inc.	NOK	24,371	USD	2,894	1/17/17	30,716
Morgan Stanley Capital Services, Inc.	USD	2,927	CAD	3,927	1/17/17	(1,536)
Morgan Stanley Capital Services, Inc.	USD	5,030	GBP	4,109	1/17/17	118,398
Morgan Stanley Capital Services, Inc.	USD	2,893	JPY	319,845	1/17/17	(89,833)
Morgan Stanley Capital Services, Inc.	USD	598	TRY	1,860	1/17/17	(61,916)
Morgan Stanley Capital Services, Inc.	USD	1,455	ZAR	20,898	1/17/17	16,344
Morgan Stanley Capital Services, Inc.	USD	3,490	ZAR	47,782	1/17/17	(126,993)
Morgan Stanley Capital Services, Inc.	ZAR	58,089	USD	4,017	1/17/17	(71,490)
Morgan Stanley Capital Services, Inc.	ZAR	15,685	USD	1,106	1/17/17	1,912
Morgan Stanley Capital Services, Inc.	BRL	1,304	USD	376	2/02/17	(2,479)
Morgan Stanley Capital Services, Inc.	CHF	2,939	USD	2,928	3/16/17	17,419
Morgan Stanley Capital Services, Inc.	USD	1,152	ZAR	16,437	3/16/17	(7,367)
Morgan Stanley Capital Services, Inc.	USD	579	ZAR	8,426	3/16/17	7,956

AB GLOBAL RISK ALLOCATION FUND •	65

Consolidated Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Nomura Global Financial Products, Inc.	USD	1,828	TWD	56,814	12/15/16	$(49,157)
Nomura Global Financial Products, Inc.	KRW	7,432,591	USD	6,556	1/17/17	244,865
Nomura Global Financial Products, Inc.	TWD	187,620	USD	5,920	1/17/17	46,874
Nomura Global Financial Products, Inc.	USD	4,691	KRW	5,498,579	1/17/17	(21,945)
Nomura Global Financial Products, Inc.	USD	1,784	MYR	7,538	1/17/17	(107,839)
Nomura Global Financial Products, Inc.	USD	4,838	TWD	151,579	1/17/17	(92,580)
Royal Bank of Scotland PLC	SGD	746	USD	555	12/15/16	34,484
Royal Bank of Scotland PLC	USD	2,945	GBP	2,380	12/15/16	33,366
Royal Bank of Scotland PLC	CAD	7,859	USD	6,008	1/17/17	153,973
Royal Bank of Scotland PLC	CAD	2,353	USD	1,746	1/17/17	(6,901)
Royal Bank of Scotland PLC	COP	4,480,211	USD	1,498	1/17/17	52,374
Royal Bank of Scotland PLC	CLP	1,908,192	USD	2,835	1/17/17	21,690
Royal Bank of Scotland PLC	KRW	2,016,499	USD	1,709	1/17/17	(3,579)
Royal Bank of Scotland PLC	NOK	9,847	USD	1,193	1/17/17	36,090
Royal Bank of Scotland PLC	MXN	55,989	USD	2,977	1/17/17	271,226
Royal Bank of Scotland PLC	PEN	6,630	USD	1,945	1/17/17	13,388
Royal Bank of Scotland PLC	USD	3,028	CHF	2,938	1/17/17	(128,274)
Royal Bank of Scotland PLC	USD	2,921	CLP	1,908,192	1/17/17	(108,050)
Royal Bank of Scotland PLC	USD	1,702	CLP	1,158,078	1/17/17	5,643
Royal Bank of Scotland PLC	USD	3,253	COP	9,867,253	1/17/17	(69,016)
Royal Bank of Scotland PLC	USD	2,092	GBP	1,710	1/17/17	50,186
Royal Bank of Scotland PLC	USD	617	RUB	40,271	1/17/17	4,512
Royal Bank of Scotland PLC	USD	1,230	ZAR	17,127	1/17/17	(24,036)

66	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Royal Bank of Scotland PLC	ZAR	30,004	USD	2,069	2/17/17	$(30,384)
Royal Bank of Scotland PLC	USD	605	RUB	40,100	3/16/17	6,604
Royal Bank of Scotland PLC	USD	3,021	CZK	73,228	3/16/17	(127,844)
Standard Chartered Bank	ZAR	12,563	USD	904	12/15/16	13,935
Standard Chartered Bank	USD	3,035	EUR	2,703	12/15/16	(168,390)
Standard Chartered Bank	EUR	6,855	USD	7,648	1/17/17	364,099
Standard Chartered Bank	JPY	310,299	USD	2,918	1/17/17	198,788
Standard Chartered Bank	KRW	16,075,736	USD	13,806	1/17/17	154,748
Standard Chartered Bank	MYR	26,113	USD	6,120	1/17/17	315,235
Standard Chartered Bank	TWD	183,617	USD	5,734	1/17/17	(14,736)
Standard Chartered Bank	TWD	91,848	USD	2,889	1/17/17	13,375
Standard Chartered Bank	USD	1,222	AUD	1,596	1/17/17	(44,873)
Standard Chartered Bank	USD	6,133	CHF	5,911	1/17/17	(299,347)
Standard Chartered Bank	USD	6,613	EUR	5,868	1/17/17	(378,438)
Standard Chartered Bank	USD	1,826	JPY	182,991	1/17/17	(222,362)
Standard Chartered Bank	USD	1,148	KRW	1,358,622	1/17/17	5,243
Standard Chartered Bank	USD	2,890	KRW	3,375,961	1/17/17	(23,372)
Standard Chartered Bank	USD	4,809	MYR	21,071	1/17/17	(125,172)
Standard Chartered Bank	USD	3,199	TWD	101,910	1/17/17	(8,834)
Standard Chartered Bank	USD	1,146	ZAR	15,813	1/17/17	(33,232)
Standard Chartered Bank	EUR	1,368	NOK	12,445	3/16/17	4,612
Standard Chartered Bank	MYR	24,748	USD	5,605	3/16/17	128,911
State Street Bank & Trust Co.	TRY	224	USD	71	12/07/16	5,603
State Street Bank & Trust Co.	CHF	2,142	USD	2,224	12/15/16	115,201
State Street Bank & Trust Co.	CNY	223,388	USD	33,251	12/15/16	909,426
State Street Bank & Trust Co.	CZK	857	USD	36	12/15/16	2,356

AB GLOBAL RISK ALLOCATION FUND •	67

Consolidated Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
State Street Bank & Trust Co.	DKK	5,609	USD	854	12/15/16	$54,702
State Street Bank & Trust Co.	EUR	716	USD	799	12/15/16	40,069
State Street Bank & Trust Co.	GBP	172	USD	223	12/15/16	7,399
State Street Bank & Trust Co.	JPY	943,898	USD	9,272	12/15/16	1,015,862
State Street Bank & Trust Co.	NOK	8,812	USD	1,079	12/15/16	44,157
State Street Bank & Trust Co.	NZD	9,324	USD	6,910	12/15/16	309,943
State Street Bank & Trust Co.	USD	124	AUD	161	12/15/16	(4,733)
State Street Bank & Trust Co.	USD	2,344	CNY	16,281	12/15/16	13,001
State Street Bank & Trust Co.	USD	5,987	CNY	40,708	12/15/16	(93,342)
State Street Bank & Trust Co.	USD	36	CZK	857	12/15/16	(2,129)
State Street Bank & Trust Co.	USD	886	EUR	793	12/15/16	(44,702)
State Street Bank & Trust Co.	USD	125	GBP	96	12/15/16	(5,271)
State Street Bank & Trust Co.	USD	542	GBP	435	12/15/16	2,591
State Street Bank & Trust Co.	USD	1,472	JPY	150,641	12/15/16	(154,823)
State Street Bank & Trust Co.	USD	206	SEK	1,727	12/15/16	(18,889)
State Street Bank & Trust Co.	USD	3,077	TRY	9,231	12/15/16	(398,094)
State Street Bank & Trust Co.	SGD	2	USD	1	12/15/16	90
State Street Bank & Trust Co.	USD	289	BRL	937	1/03/17	(14,906)
State Street Bank & Trust Co.	CNY	138,910	USD	20,405	1/17/17	373,000
State Street Bank & Trust Co.	MXN	12,470	USD	660	1/17/17	56,896
State Street Bank & Trust Co.	USD	574	MXN	11,110	1/17/17	(37,509)
State Street Bank & Trust Co.	CHF	1,273	USD	1,314	3/16/17	53,242
State Street Bank & Trust Co.	CNY	24,308	USD	3,481	3/16/17	(3,679)
State Street Bank & Trust Co.	JPY	17,624	USD	158	3/16/17	2,777
State Street Bank & Trust Co.	NOK	1,115	USD	135	3/16/17	4,175
State Street Bank & Trust Co.	SEK	2,463	USD	274	3/16/17	5,630

68	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
State Street Bank & Trust Co.	TRY	1,242	USD	381	3/16/17	$28,412
State Street Bank & Trust Co.	USD	16,850	CNY	115,310	3/16/17	(317,836)
State Street Bank & Trust Co.	USD	3,223	EUR	2,904	3/16/17	(128,357)
State Street Bank & Trust Co.	USD	388	HUF	107,190	3/16/17	(24,314)

						$180,834

INTEREST SWAPTIONS WRITTEN (see Note D)

Description	Index	Counterparty	Strike Rate	Expiration Date	Notional Amount (000)	Premiums	Market Value
OTC – 1 Year Interest Rate Swap	3 Month LIBOR	Citibank, NA	2.43%	12/29/16	$43,900	$115,078	$(131,602)

CALL OPTIONS WRITTEN (see Note D)

Description	Contracts	Exercise Price	Expiration Month	Premiums Received	U.S. $ Value
SPDR Gold Shares(i)	148,200	$137.00	December 2016	$45,942	$(259)
United States Oil Fund LP(i)	579,400	11.00	December 2016	115,880	(228,362)

				$161,822	$(228,621)

PUT OPTIONS WRITTEN (see Note D)

Description	Contracts	Exercise Price		Expiration Month	Premiums Received	U.S. $ Value
Euro STOXX 50 Index(i)	3,800	EUR	2,800.00	December 2016	$130,809	$(20,111)
Euro STOXX 50 Index(i)	6,460		2,825.00	December 2016	255,781	(45,021)
Euro STOXX 50 Index(i)	6,340		2,900.00	January 2017	252,651	(254,250)
iShares MSCI Emerging Markets ETF(h)	3,205		$30.00	January 2017	60,764	(33,652)
iShares MSCI Emerging Markets ETF(h)	8,420		30.50	January 2017	344,873	(101,040)
Nikkei 225 Index(i)	117,000	JPY	16,125.00	December 2016	138,826	(3,057)
Nikkei 225 Index(i)	85,000		16,125.00	December 2016	113,215	(2,221)
Nikkei 225 Index(i)	224,000		16,750.00	January 2017	338,175	(167,984)
SPDR S&P 500 ETF Trust(h)	936		$202.00	December 2016	177,799	(14,040)
SPDR S&P 500 ETF Trust(h)	1,285		199.00	January 2017	188,839	(70,675)
United States Oil Fund LP(i)	579,400		9.00	December 2016	92,704	(13,558)

					$2,094,436	$(725,609)

AB GLOBAL RISK ALLOCATION FUND •	69

Consolidated Portfolio of Investments

CURRENCY OPTIONS WRITTEN (see Note D)

Description	Exercise Price		Expiration Month	Contracts (000)		Premiums Received	U.S. $ Value
Call – EUR vs. TRY	TRY	3.808	April 2017	TRY	5,400	$87,128	$(172,045)
Call – TRY vs. EUR		3.700	December 2016	EUR	8,160	149,210	(31,290)
Call – USD vs. CNH	CNH	7.069	February 2017	USD	19,940	94,200	(95,752)
Call – USD vs. MXN	MXN	20.300	December 2016	MXN	4,730	80,069	(69,162)
Call – USD vs. MXN		19.768	December 2016		5,800	69,020	(245,508)
Call – USD vs. MXN	MXN	21.000	December 2016	MXN	5,800	41,412	(10,446)
Call – USD vs. MXN		22.000	February 2017		7,095	109,164	(60,073)
Call – USD vs. RUB	RUB	77.620	October 2017	RUB	6,000	185,460	(160,590)
Call – USD vs. ZAR	ZAR	15.700	February 2017	ZAR	4,100	75,030	(41,119)
Call – USD vs. ZAR		15.360	February 2017		2,900	41,412	(47,009)
Put – CNH vs. USD	CNH	6.919	December 2016	CNH	87,104	100,796	(24,995)
Put – CNH vs. USD		6.919	December 2016		42,203	43,005	(12,111)
Put – CNH vs. USD		6.919	December 2016		42,203	51,484	(12,110)
Put – TRY vs. EUR	TRY	3.700	December 2016	TRY	17,020	115,083	(17,616)

						$1,242,473	$(999,826)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Clearing Broker/(Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at November 30, 2016	Notional Amount (000)	Market Value	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Credit Suisse Securities (USA) LLC/(INTRCONX)
CDX-NAHY Series 26, 5 Year Index, 6/20/21*	5.00%	3.58%	$12,500	$829,819	$502,200
CDX-NAIG Series 26, 5 Year Index, 6/20/21*	1.00	0.66	18,750	316,162	131,211

				$1,145,981	$633,411

*	Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

				Rate Type
Clearing Broker/ (Exchange)	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Credit Suisse Securities (USA) LLC/(CME Group)		$71,767	8/08/18	1.647%	3 Month LIBOR	$(817,125)
Credit Suisse Securities (USA) LLC/(CME Group)		71,767	8/08/18	3 Month LIBOR	1.647%	562,622
Credit Suisse Securities (USA) LLC/(CME Group)	AUD	15,000	7/09/25	6 Month BBSW	3.168%	361,836

						$107,333

70	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at November 30, 2016	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Goldman Sachs International
iTRAXX-Australia Series 24, 5 Year Index, 12/20/20*	(1.00)%	0.82%	$1,490	$(13,234)	$13,198	$(26,432)
iTRAXX-Australia Series 24, 5 Year Index, 12/20/20*	(1.00)	0.82	1,110	(9,858)	9,830	(19,688)

Sale Contracts
Deutsche Bank AG
iTRAXX-Australia Series 24, 5 Year Index, 12/20/20*	1.00	0.82	2,600	23,091	(25,247)	48,338

				$(1)	$(2,219)	$2,218

*	Termination date

(a)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(b)	Non-income producing security.

(c)	Illiquid security.
(d)	Fair valued by the Adviser.

(e)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(f)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2016, the aggregate market value of these securities amounted to $289,100 or 0.1% of net assets.

(g)	Floating Rate Security. Stated interest/floor rate was in effect at November 30, 2016.

(h)	One contract relates to 100 shares.

(i)	One contract relates to 1 share.

(j)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(k)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Currency Abbreviations:

ARS – Argentine Peso

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CLP – Chilean Peso

CNY – Chinese Yuan Renminbi

COP – Colombian Peso

CZK – Czech Koruna

DKK – Danish Krone

AB GLOBAL RISK ALLOCATION FUND •	71

Consolidated Portfolio of Investments

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

HUF – Hungarian Forint

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

MXN – Mexican Peso

MYR – Malaysian Ringgit

NOK – Norwegian Krone

NZD – New Zealand Dollar

PEN – Peruvian Sol

PLN – Polish Zloty

RUB – Russian Ruble

SEK – Swedish Krona

SGD – Singapore Dollar

TRY – Turkish Lira

TWD – New Taiwan Dollar

USD – United States Dollar

ZAR – South African Rand

Glossary:

ADR – American Depositary Receipt

ASX – Australian Stock Exchange

BBSW – Bank Bill Swap Reference Rate (Australia)

CBT – Chicago Board of Trade

CDX-NAHY – North American High Yield Credit Default Swap Index

CDX-NAIG – North American Investment Grade Credit Default Swap Index

CME – Chicago Mercantile Exchange

CPI – Consumer Price Index

ETF – Exchange Traded Fund

INTRCONX – Inter-Continental Exchange

IRS – Interest Rate Swaption

KC HRW – Kansas City Hard Red Winter

LIBOR – London Interbank Offered Rates

LME – London Metal Exchange

MSCI – Morgan Stanley Capital International

RBOB – Reformulated Gasoline Blend-Stock for Oxygen Blending (Unleaded Gas)

REG – Registered Shares

REIT – Real Estate Investment Trust

RSP – Risparmio (Convertible Savings Shares)

RTR – Right To Receive

SPDR – Standard & Poor’s Depository Receipt

TBA – To Be Announced

TIPS – Treasury Inflation Protected Security

TOPIX – Tokyo Price Index

TSX – Toronto Stock Exchange

WTI – West Texas Intermediate

See notes to consolidated financial statements.

72	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

CONSOLIDATED STATEMENT OF ASSETS & LIABILITIES

November 30, 2016

Assets
Investments in securities, at value
Unaffiliated issuers (cost $259,149,807)	$259,300,640	(a)
Affiliated issuers (cost $17,164,194—including investment of cash collateral for securities loaned of $833,730)	17,164,194
Cash	4,186,650
Cash collateral due from broker	10,511,574
Due from custodian	166,554
Foreign currencies, at value (cost $3,837,422)	3,633,735
Unrealized appreciation on forward currency exchange contracts	23,851,893
Receivable for investment securities sold	1,648,603
Receivable for variation margin on exchange-traded derivatives	870,254
Unaffiliated dividends and interest receivable	369,165
Receivable for capital stock sold	50,284
Unrealized appreciation on credit default swaps	48,338
Upfront premium paid on credit default swaps	23,028
Affiliated dividends receivable	4,132
Other assets	652

Total assets	321,829,696

Liabilities
Options written, at value (premiums received $3,498,731)	1,954,056
Swaptions written, at value (premiums received $115,078)	131,602
Unrealized depreciation on forward currency exchange contracts	23,671,059
Payable for investment securities purchased	1,594,416
Payable for collateral received on securities loaned	808,772
Cash collateral due to broker	350,000
Payable for capital stock redeemed	244,087
Advisory fee payable	132,741
Distribution fee payable	84,656
Payable for variation margin on exchange-traded derivatives	47,780
Unrealized depreciation on credit default swaps	46,120
Upfront premium received on credit default swaps	25,247
Collateral due to Securities Lending Agent	24,958
Transfer Agent fee payable	24,766
Administrative fee payable	10,278
Accrued expenses	352,009

Total liabilities	29,502,547

Net Assets	$292,327,149

Composition of Net Assets
Capital stock, at par	$187,869
Additional paid-in capital	298,451,671
Undistributed net investment income	8,440,809
Accumulated net realized loss on investment and foreign currency transactions	(17,772,603)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	3,019,403

	$292,327,149

(a)	Includes securities on loan with a value of $799,079 (see Note E).

See notes to consolidated financial statements.

AB GLOBAL RISK ALLOCATION FUND •	73

Consolidated Statement of Assets & Liabilities

Net Asset Value Per Share—21 billion shares of capital stock authorized, $.01 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$228,036,923	14,441,751	$15.79	*

B	$3,676,045	256,711	$14.32

C	$40,884,861	2,845,489	$14.37

Advisor	$12,959,781	813,185	$15.94

R	$2,742,826	175,722	$15.61

K	$1,808,556	114,854	$15.75

I	$2,218,157	139,166	$15.94

*	The maximum offering price per share for Class A shares was $16.49 which reflects a sales charge of 4.25%.

See notes to consolidated financial statements.

74	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Statement of Assets & Liabilities

CONSOLIDATED STATEMENT OF OPERATIONS

Year Ended November 30, 2016

Investment Income
Interest (net of foreign taxes withheld of $4,737)	$3,581,750
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $148,735)	2,900,894
Affiliated issuers	262,625
Securities lending income	47,160
Other income(a)	166,554	$6,958,983

Expenses
Advisory fee (see Note B)	1,761,004
Distribution fee—Class A	603,637
Distribution fee—Class B	44,801
Distribution fee—Class C	441,618
Distribution fee—Class R	18,931
Distribution fee—Class K	4,482
Transfer agency—Class A	452,197
Transfer agency—Class B	8,950
Transfer agency—Class C	84,534
Transfer agency—Advisor Class	27,881
Transfer agency—Class R	9,990
Transfer agency—Class K	3,654
Transfer agency—Class I	401
Custodian	374,729
Audit and tax	149,838
Printing	122,333
Registration fees	95,428
Administrative	47,032
Legal	41,744
Directors’ fees	24,567
Miscellaneous	60,474

Total expenses before interest expense	4,378,225
Interest expense	1,347

Total expenses	4,379,572
Less: expenses waived and reimbursed by the Adviser (see Notes B and E)	(49,802)

Net expenses		4,329,770

Net investment income		2,629,213

(a)	Other income represents a non-recurring refund for overbilling of prior years’ custody out-of-pocket fees.

See notes to consolidated financial statements.

AB GLOBAL RISK ALLOCATION FUND •	75

Consolidated Statement of Operations

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	$(6,318,712)
Futures	2,818,050
Options written	1,820,224
Swaptions written	310,325
Swaps	(264,432)
Foreign currency transactions	9,500,624
Net change in unrealized appreciation/depreciation of:
Investments	4,781,718
Futures	(3,531,906)
Options written	1,271,727
Swaptions written	(16,524)
Swaps	1,997,122
Foreign currency denominated assets and liabilities	(6,680,388)

Net gain on investment and foreign currency transactions	5,687,828

Contributions from Affiliates (see Note B)	652

Net Increase in Net Assets from Operations	$8,317,693

See notes to consolidated financial statements.

76	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Statement of Operations

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30, 2016		Year Ended November 30, 2015
Increase (Decrease) in Net Assets from Operations
Net investment income	$2,629,213		$3,445,218
Net realized gain (loss) on investment and foreign currency transactions	7,866,079		(2,046,465)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(2,178,251)		(12,211,800)
Contributions from Affiliates (see Note B)	652		267,894

Net increase (decrease) in net assets from operations	8,317,693		(10,545,153)
Dividends and Distributions to Shareholders from
Net investment income
Class A	(166,587)		(18,983,341)
Class B	– 0	–	(673,728)
Class C	– 0	–	(3,494,935)
Advisor Class	(37,257)		(1,203,219)
Class R	– 0	–	(269,694)
Class K	(1,139)		(130,888)
Class I	(918)		(3,302)
Net realized gain on investment transactions
Class A	– 0	–	(8,336,492)
Class B	– 0	–	(342,762)
Class C	– 0	–	(1,703,533)
Advisor Class	– 0	–	(507,810)
Class R	– 0	–	(123,966)
Class K	– 0	–	(57,310)
Class I	– 0	–	(1,354)
Tax return of capital
Class A	– 0	–	(4,124,910)
Class B	– 0	–	(167,694)
Class C	– 0	–	(836,056)
Advisor Class	– 0	–	(252,102)
Class R	– 0	–	(61,114)
Class K	– 0	–	(28,364)
Class I	– 0	–	(673)
Capital Stock Transactions
Net increase (decrease)	(69,922,020)		5,034,157

Total decrease	(61,810,228)		(46,814,243)
Net Assets
Beginning of period	354,137,377		400,951,620

End of period (including undistributed net investment income of $8,440,809 and distributions in excess of net investment income of ($6,268,247), respectively)	$292,327,149		$354,137,377

See notes to consolidated financial statements.

AB GLOBAL RISK ALLOCATION FUND •	77

Consolidated Statement of Changes in Net Assets

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

November 30, 2016

NOTE A

Significant Accounting Policies

AB Global Risk Allocation Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. As part of the Fund’s investment strategy, the Fund seeks to gain exposure to commodities and commodities-related instruments and derivatives primarily through investments in AllianceBernstein Cayman Global Risk Allocation, Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Fund is the sole shareholder of the Subsidiary and it is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. As of November 30, 2016, net assets of the Fund were $292,327,149, of which $24,651,986, or approximately 8%, represented the Fund’s ownership of all issued shares and voting rights of the Subsidiary. This report presents the consolidated financial statements of the Fund and the Subsidiary. All intercompany transactions and balances have been eliminated in consolidation. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold

78	• AB GLOBAL RISK ALLOCATION FUND

Notes to Consolidated Financial Statements

without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The consolidated financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of

AB GLOBAL RISK ALLOCATION FUND •	79

Notes to Consolidated Financial Statements

60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s consolidated financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions

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Notes to Consolidated Financial Statements

market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of

AB GLOBAL RISK ALLOCATION FUND •	81

Notes to Consolidated Financial Statements

price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

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Notes to Consolidated Financial Statements

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2016:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Inflation-Linked Securities	$	– 0	–	$112,228,743		$	– 0	–	$112,228,743
Common Stocks:
Financials		5,317,943		7,040,587			– 0	–(a)	12,358,530
Industrials		6,778,110		4,356,098			– 0	–	11,134,208
Consumer Staples		7,403,913		3,537,264			– 0	–	10,941,177
Information Technology		9,061,423		1,831,715			– 0	–	10,893,138
Health Care		5,824,195		3,813,946			– 0	–	9,638,141
Consumer Discretionary		5,806,773		3,208,956			– 0	–	9,015,729
Materials		4,516,568		3,313,092			– 0	–	7,829,660
Energy		4,271,241		3,101,130			– 0	–	7,372,371
Utilities		3,355,796		2,473,991			– 0	–	5,829,787
Real Estate		1,748,297		1,479,229			– 0	–	3,227,526
Telecommunication Services		1,225,804		1,195,701			– 0	–	2,421,505
Collateralized Mortgage Obligations		– 0	–	16,704,434			– 0	–	16,704,434
Preferred Stocks		4,280,865		– 0	–		– 0	–	4,280,865
Investment Companies		3,801,388		– 0	–		– 0	–	3,801,388
Options Purchased – Calls		– 0	–	1,256,335			– 0	–	1,256,335
Governments – Sovereign Bonds		– 0	–	1,159,325			– 0	–	1,159,325
Governments – Sovereign Agencies		– 0	–	548,352			– 0	–	548,352
Options Purchased – Puts		– 0	–	129,814			– 0	–	129,814
Rights		181		18,961			797	(a)	19,939
Short-Term Investments:
Governments – Treasuries		– 0	–	18,017,264			– 0	–	18,017,264
Investment Companies		16,330,464		– 0	–		– 0	–	16,330,464
U.S. Treasury Bills		– 0	–	10,492,409			– 0	–	10,492,409
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund		833,730		– 0	–		– 0	–	833,730

Total Investments in Securities		80,556,691		195,907,346			797		276,464,834
Other Financial Instruments(b):
Assets:
Futures		4,924,547		135,548			– 0	–	5,060,095	(c)
Forward Currency Exchange Contracts		– 0	–	23,851,893			– 0	–	23,851,893
Centrally Cleared Credit Default Swaps		– 0	–	633,411			– 0	–	633,411	(c)
Centrally Cleared Interest Rate Swaps		– 0	–	924,458			– 0	–	924,458	(c)
Credit Default Swaps		– 0	–	48,338			– 0	–	48,338
Liabilities:
Futures		(4,118,481)		(39,966)			– 0	–	(4,158,447	)(c)
Forward Currency Exchange Contracts		– 0	–	(23,671,059)			– 0	–	(23,671,059)
Interest Swaptions Written		– 0	–	(131,602)			– 0	–	(131,602)
Call Options Written		– 0	–	(228,621)			– 0	–	(228,621)
Put Options Written		– 0	–	(725,609)			– 0	–	(725,609)
Currency Options Written		– 0	–	(999,826)			– 0	–	(999,826)
Centrally Cleared Interest Rate Swaps		– 0	–	(817,125)			– 0	–	(817,125	)(c)
Credit Default Swaps		– 0	–	(46,120)			– 0	–	(46,120)

Total(d)		$81,362,757		$194,841,066			$797		$276,204,620

(a)	The Fund held securities with zero market value at period end.

AB GLOBAL RISK ALLOCATION FUND •	83

Notes to Consolidated Financial Statements

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include options and swaptions written which are valued at market value.

(c)

Only variation margin receivable/(payable) at period end is reported within the consolidated statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) of exchange-traded derivatives as reported in the consolidated portfolio of investments.

(d)	There were de minimis transfers under 1% of net assets between Level 1 and Level 2 during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Common Stocks(a)			Collateralized Mortgage Obligations			Preferred Stocks
Balance as of 11/30/15		$39,553			$15,656,199			$268
Accrued discounts/(premiums)		– 0	–		– 0	–		– 0	–
Realized gain (loss)		2,456			– 0	–		(6)
Change in unrealized appreciation/depreciation		(1,698)			– 0	–		6
Purchases		– 0	–		– 0	–		– 0	–
Sales		(21,799)			– 0	–		(268)
Transfers in to Level 3		– 0	–		– 0	–		– 0	–
Transfers out of Level 3		(18,512)			(15,656,199)			– 0	–

Balance as of 11/30/16	$	– 0	–	$	– 0	–	$	– 0	–

Net change in unrealized appreciation/depreciation from investments held as of 11/30/16(b)	$	– 0	–	$	– 0	–	$	– 0	–

	Rights(a)			Total
Balance as of 11/30/15		$659			$15,696,679
Accrued discounts/(premiums)		– 0	–		– 0	–
Realized gain (loss)		– 0	–		2,450
Change in unrealized appreciation/depreciation		3			(1,689)
Purchases		135			135
Sales		– 0	–		(22,067)
Transfers in to Level 3		– 0	–		– 0	–
Transfers out of Level 3		– 0	–		(15,674,711	)(c)

Balance as of 11/30/16		$797			$797

Net change in unrealized appreciation/depreciation from investments held as of 11/30/16(b)		$3			$3

(a)	The Fund held securities with zero market value at period end.

(b)

The unrealized appreciation/(depreciation) is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying consolidated statement of operations.

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Notes to Consolidated Financial Statements

(c)

An amount of $15,656,199 was transferred out of Level 3 into Level 2 as improved transparency of price inputs has increased the observability of such inputs during the reporting period and an amount of $18,512 was transferred out of Level 3 into Level 2 as these securities were priced by third party vendor during the reporting period.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such

AB GLOBAL RISK ALLOCATION FUND •	85

Notes to Consolidated Financial Statements

securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

If, during a taxable year, the Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Fund as a deductible amount for Federal income tax purposes. Note that the loss from the Subsidiary’s contemplated activities also cannot be carried forward to reduce future Subsidiary’s income in subsequent years. However, if the Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Fund as income for Federal income tax purposes.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years)

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Notes to Consolidated Financial Statements

and has concluded that no provision for income tax is required in the Fund’s consolidated financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .60% of the first $200 million, .50% of the next $200 million and .40% in excess of $400 million of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

The Subsidiary has entered into a separate agreement with the Adviser for the management of the Subsidiary’s portfolio. The Adviser receives no compensation from the Subsidiary for its services under the agreement.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended November 30, 2016, the reimbursement for such services amounted to $47,032.

AB GLOBAL RISK ALLOCATION FUND •	87

Notes to Consolidated Financial Statements

During the years ended November 30, 2016 and November 30, 2015 the Adviser reimbursed the Fund $652 and $267,894, respectively, for trading losses incurred due to a trade entry error.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $247,977 for the year ended November 30, 2016.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $2,066 from the sale of Class A shares and received $5,586, $2,848 and $2,366 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended November 30, 2016.

The AB Fixed-Income Shares, Inc.—Government STIF Portfolio (the “Government STIF Portfolio”), prior to June 1, 2016, was offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and was not available for direct purchase by members of the public. Prior to June 1, 2016, the Government STIF Portfolio paid no advisory fees but did bear its own expenses. As of June 1, 2016, the Government STIF Portfolio, which was renamed “AB Government Money Market Portfolio” (the “Government Money Market Portfolio”), has a contractual advisory fee rate of .20% and continues to bear its own expenses. In connection with the investment by the Fund in the Government Money Market Portfolio, the Adviser has agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund’s as an acquired fund fee and expense. For the year ended November 30, 2016, such waiver amounted to $46,270. A summary of the Fund’s transactions in shares of the Government Money Market Portfolio for the year ended November 30, 2016 is as follows:

Market Value 11/30/15 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 11/30/16 (000)	Dividend Income (000)
$145,113	$209,300	$338,083	$16,330	$236

Brokerage commissions paid on investment transactions for the year ended November 30, 2016 amounted to $376,304, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

88	• AB GLOBAL RISK ALLOCATION FUND

Notes to Consolidated Financial Statements

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. Effective February 27, 2015, payments under the Agreement in respect of Class A shares are limited to an annual rate of .25% of Class A shares’ average daily net assets. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $786,797, $3,459,036, $412,388 and $249,621 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended November 30, 2016 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$105,371,632	$124,439,441
U.S. government securities	118,279,691	44,750,514

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and swap transactions) are as follows:

Cost	$292,540,256

Gross unrealized appreciation	$11,749,071
Gross unrealized depreciation	(22,571,948)

Net unrealized appreciation	$(10,822,877)

AB GLOBAL RISK ALLOCATION FUND •	89

Notes to Consolidated Financial Statements

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the consolidated statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the consolidated statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the

90	• AB GLOBAL RISK ALLOCATION FUND

Notes to Consolidated Financial Statements

amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended November 30, 2016, the Fund held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended November 30, 2016, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the

AB GLOBAL RISK ALLOCATION FUND •	91

Notes to Consolidated Financial Statements

contract. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

The Fund may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

During the year ended November 30, 2016, the Fund held purchased options for hedging and non-hedging purposes. During the year ended November 30, 2016, the Fund held written options for hedging and non-hedging purposes.

At November 30, 2016, the maximum payments for written put options amounted to $307,250,458. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract.

92	• AB GLOBAL RISK ALLOCATION FUND

Notes to Consolidated Financial Statements

During the year ended November 30, 2016, the Fund held written swaptions for hedging and non-hedging purposes.

For the year ended November 30, 2016, the Fund had the following transactions in written options:

	Number of Contracts		Premiums Received
Options written outstanding as of 11/30/15	38,606,480		$781,721
Options written	477,914,156		6,037,616
Options assigned	(28,161,700)		(153,663)
Options expired	(155,397,463)		(2,174,521)
Options bought back	(72,743,412)		(992,422)
Options exercised	– 0	–	– 0	–

Options written outstanding as of 11/30/16	260,218,061		$3,498,731

	Notional Amount		Premiums Received
Swaptions written outstanding as of 11/30/15	$ – 0	–	$ – 0	–
Swaptions written	223,600,000		425,403
Swaptions expired	(179,700,000)		(310,325)
Swaptions bought back	– 0	–	– 0	–
Swaptions exercised	– 0	–	– 0	–

Swaptions written outstanding as of 11/30/16	$43,900,000		$115,078

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets, or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating

AB GLOBAL RISK ALLOCATION FUND •	93

Notes to Consolidated Financial Statements

potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the consolidated statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the consolidated statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the consolidated statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the consolidated statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the consolidated statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the consolidated statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the

94	• AB GLOBAL RISK ALLOCATION FUND

Notes to Consolidated Financial Statements

issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended November 30, 2016, the Fund held interest rate swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and

AB GLOBAL RISK ALLOCATION FUND •	95

Notes to Consolidated Financial Statements

a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same reference obligation with the same counterparty. As of November 30, 2016, the Fund did not have Buy Contracts outstanding with respect to the same referenced obligations and counterparty for its Sales Contracts outstanding.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended November 30, 2016, the Fund held credit default swaps for hedging and non-hedging purposes.

96	• AB GLOBAL RISK ALLOCATION FUND

Notes to Consolidated Financial Statements

Total Return Swaps:

The Fund may enter into total return swaps in order take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the year ended November 30, 2016, the Fund held total return swaps for hedging and non-hedging purposes.

The Fund and the Subsidiary typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Fund’s and the Subsidiary net liability, held by the defaulting party, may be delayed or denied.

The Fund’s and Subsidiary’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund or the Subsidiary decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s and the Subsidiary counterparty has the right to terminate such transaction

AB GLOBAL RISK ALLOCATION FUND •	97

Notes to Consolidated Financial Statements

and require the Fund or the Subsidiary to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

During the year ended November 30, 2016, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Consolidated Statement of Assets and Liabilities Location	Fair Value		Consolidated Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$1,038,044	*	Receivable/Payable for variation margin on exchange-traded derivatives	$999,408	*

Credit contracts	Receivable/Payable for variation margin on exchange-traded derivatives	633,411	*	Receivable/Payable for variation margin on exchange-traded derivatives

Equity contracts	Receivable/Payable for variation margin on exchange-traded derivatives	792,931	*	Receivable/Payable for variation margin on exchange-traded derivatives	1,044,009	*

Commodity contracts	Receivable/Payable for variation margin on exchange-traded derivatives	4,153,578	*	Receivable/Payable for variation margin on exchange-traded derivatives	2,932,155	*

Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	23,851,893		Unrealized depreciation on forward currency exchange contracts	23,671,059

Interest rate contracts	Investments in securities, at value	101,412

Foreign exchange contracts	Investments in securities, at value	461,659

Equity contracts	Investments in securities, at value	823,078

Interest rate contracts				Swaptions written, at value	131,602

Foreign exchange contracts				Options written, at value	999,826

98	• AB GLOBAL RISK ALLOCATION FUND

Notes to Consolidated Financial Statements

	Asset Derivatives		Liability Derivatives
Derivative Type	Consolidated Statement of Assets and Liabilities Location	Fair Value	Consolidated Statement of Assets and Liabilities Location	Fair Value
Equity contracts			Options written, at value	$954,230

Credit contracts	Unrealized appreciation on credit default swaps	$48,338	Unrealized depreciation on credit default swaps	46,120

Total		$31,904,344		$30,778,409

*	Only variation margin receivable/payable at period end is reported within the consolidated statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the consolidated portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Consolidated Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$8,201,065	$(551,661)

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	(9,795,124)	(5,059,766)

Commodity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	4,412,109	2,079,521

Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	11,746,937	(6,274,396)

AB GLOBAL RISK ALLOCATION FUND •	99

Notes to Consolidated Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives Within Consolidated Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	$127,795	$(13,666)

Foreign exchange contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(1,112,484)	(507,696)

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(924,441)	(389,526)

Interest rate contracts	Net realized gain (loss) on swaptions written; Net change in unrealized appreciation/depreciation of swaptions written	310,325	(16,524)

Foreign exchange contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	1,041,462	314,914

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	778,762	956,813

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(374)	629,395

100	• AB GLOBAL RISK ALLOCATION FUND

Notes to Consolidated Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives Within Consolidated Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(142,718)	$1,367,727

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(121,340)	– 0	–

Total		$14,521,974	$(7,464,865)

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended November 30, 2016:

Futures:
Average original value of buy contracts	$204,170,681
Average original value of sale contracts	$49,006,807

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$446,954,787
Average principal amount of sale contracts	$607,521,242

Purchased Options:
Average monthly cost	$601,388	(a)

Interest Rate Swaps:
Average notional amount	$38,509,904	(b)

Centrally Cleared Interest Rate Swaps:
Average notional amount	$277,550,668

Credit Default Swaps:
Average notional amount of buy contracts	$20,778,882
Average notional amount of sale contracts	$3,081,538

Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$23,205,727	(b)
Average notional amount of sale contracts	$22,860,769

Total Return Swaps:
Average notional amount	$13,962,431	(c)

(a)	Positions were open for eleven months during the year.

(b)	Positions were open for four months during the year.

(c)	Positions were open for two months during the year.

AB GLOBAL RISK ALLOCATION FUND •	101

Notes to Consolidated Financial Statements

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the consolidated statement of assets and liabilities.

All derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Fund as of November 30, 2016:

AB Global Risk Allocation Fund
Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset	Cash Collateral Received	Security Collateral Received	Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Morgan Stanley & Co., Inc.*	$860,182	$(219,407)	$	– 0	–	$	– 0	–	$640,775

Total	$860,182	$(219,407)	$	– 0	–	$	– 0	–	$640,775

OTC Derivatives:
Australia and New Zealand Banking Group Ltd.	$220,848	$(220,848)	$	– 0	–	$	– 0	–	$	– 0	–
Bank of America, NA	356,860	(356,860)	– 0	–	– 0	–	– 0	–
Barclays Bank PLC	522,486	(522,486)	– 0	–	– 0	–	– 0	–
BNP Paribas SA	143,914	(143,914)	– 0	–	– 0	–	– 0	–
Brown Brothers Harriman & Co.	2,786,832	– 0	–	– 0	–	– 0	–	2,786,832
Citibank, NA	6,188,421	(4,577,493)	– 0	–	– 0	–	1,610,928
Credit Suisse International	284,849	(34,720)	– 0	–	– 0	–	250,129
Deutsche Bank AG	69,881	(69,881)	– 0	–	– 0	–	– 0	–
Goldman Sachs Bank USA/Goldman Sachs International	4,546,475	(4,546,475)	– 0	–	– 0	–	– 0	–
JPMorgan Chase Bank, NA	3,130,734	(817,625)	– 0	–	– 0	–	2,313,109
Morgan Stanley Capital Services, Inc./Morgan Stanley & Co., Inc.	1,175,209	(939,172)	– 0	–	– 0	–	236,037
Nomura Global Financial Products, Inc.	291,739	(271,521)	– 0	–	– 0	–	20,218

102	• AB GLOBAL RISK ALLOCATION FUND

Notes to Consolidated Financial Statements

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset	Cash Collateral Received	Security Collateral Received	Net Amount of Derivatives Assets
Royal Bank of Scotland PLC	$747,332	$(539,203)	$	– 0	–	$	– 0	–	$208,129
Standard Chartered Bank	1,198,946	(1,198,946)	– 0	–	– 0	–	– 0	–
State Street Bank & Trust Co.	3,044,532	(1,233,678)	– 0	–	– 0	–	1,810,854

Total	$24,709,058	$(15,472,822)	$	– 0	–	$	– 0	–	$9,236,236	^

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset	Cash Collateral Pledged**	Security Collateral Pledged	Net Amount of Derivatives Liabilities
Exchange-Traded Derivatives:
Credit Suisse Securities (USA) LLC*	$47,780	$	– 0	–	$(47,780)	$	– 0	–	$	– 0	–
Morgan Stanley & Co., Inc.*	219,407	(219,407)	– 0	–	– 0	–	– 0	–

Total	$267,187	$(219,407)	$(47,780)	$	– 0	–	$	– 0	–

OTC Derivatives:
Australia and New Zealand Banking Group Ltd.	$593,884	$(220,848)	$	– 0	–	$	– 0	–	$373,036
Bank of America, NA	560,453	(356,860)	– 0	–	(145,672)	57,921
Barclays Bank PLC	1,827,356	(522,486)	– 0	–	– 0	–	1,304,870
BNP Paribas SA	177,235	(143,914)	– 0	–	– 0	–	33,321
Citibank, NA	4,577,493	(4,577,493)	– 0	–	– 0	–	– 0	–
Credit Suisse International	34,720	(34,720)	– 0	–	– 0	–	– 0	–
Deutsche Bank AG	331,817	(69,881)	– 0	–	– 0	–	261,936
Goldman Sachs Bank USA/Goldman Sachs International	12,035,383	(4,546,475)	– 0	–	– 0	–	7,488,908
JPMorgan Chase Bank, NA	817,625	(817,625)	– 0	–	– 0	–	– 0	–
Morgan Stanley Capital Services, Inc./Morgan Stanley & Co., Inc.	939,172	(939,172)	– 0	–	– 0	–	– 0	–
Nomura Global Financial Products, Inc.	271,521	(271,521)	– 0	–	– 0	–	– 0	–
Royal Bank of Scotland PLC	539,203	(539,203)	– 0	–	– 0	–	– 0	–
Standard Chartered Bank	1,318,756	(1,198,946)	– 0	–	– 0	–	119,810
State Street Bank & Trust Co.	1,233,678	(1,233,678)	– 0	–	– 0	–	– 0	–
UBS AG	45,021	– 0	–	– 0	–	– 0	–	45,021

Total	$25,303,317	$(15,472,822)	$	– 0	–	$(145,672)	$9,684,823	^

*	Cash has been posted for initial margin requirements for exchange-traded derivatives outstanding at November 30, 2016.

**	The actual collateral received/pledged is more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

AB GLOBAL RISK ALLOCATION FUND •	103

Notes to Consolidated Financial Statements

AllianceBernstein Cayman Global Risk Allocation, Ltd.

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Morgan Stanley & Co., Inc.*	$528,327	$	– 0	–	$	– 0	–	$	– 0	–	$528,327

Total	$528,327	$	– 0	–	$	– 0	–	$	– 0	–	$528,327

OTC Derivatives:
Credit Suisse International	$31,285		$(31,285)		$	– 0	–	$	– 0	–	$ – 0	–
UBS AG	2,535		(259)			– 0	–		– 0	–	2,276

Total	$33,820		$(31,544)		$	– 0	–	$	– 0	–	$2,276	^

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset			Cash Collateral Pledged			Security Collateral Pledged			Net Amount of Derivatives Liabilities
OTC Derivatives:
Credit Suisse International	$241,920		$(31,285)		$	– 0	–	$	– 0	–	$210,635
State Street Bank & Trust Co.	14,906		– 0	–		– 0	–		– 0	–	14,906
UBS AG	259		(259)			– 0	–		– 0	–	– 0	–

Total	$257,085		$(31,544)		$	– 0	–	$	– 0	–	$225,541	^

*	Cash has been posted for initial margin requirements for exchange-traded derivatives outstanding at November 30, 2016.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

104	• AB GLOBAL RISK ALLOCATION FUND

Notes to Consolidated Financial Statements

3. TBA and Dollar Rolls

The Fund may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agree-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions. During the year ended November 30, 2016, the Fund did not engage in TBA transactions.

The Fund may enter into dollar rolls. Dollar rolls involve sales by the Fund of securities for delivery in the current month and the Fund’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. During the year ended November 30, 2016, the Fund had no transactions in dollar rolls.

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not have the right to vote on any securities during the existence of a loan, but will have the right to regain ownership

AB GLOBAL RISK ALLOCATION FUND •	105

Notes to Consolidated Financial Statements

of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. Prior to June 21, 2016, such cash collateral received was invested in AB Exchange Reserves (name changed to AB Government Exchange Reserves as of July 11, 2016). The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the consolidated statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At November 30, 2016, the Fund had securities on loan with a value of $799,079 and had received cash collateral which has been invested into Government Money Market Portfolio of $833,730. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Fund earned securities lending income of $47,160, $20,934 and $6,108 from the borrowers, AB Government Exchange Reserves and Government Money Market Portfolio, respectively, for the year ended November 30, 2016; these amounts are reflected in the consolidated statement of operations. In connection with the cash collateral investment by the Fund in the Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended November 30, 2016, such waiver amounted to $3,532. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Fund’s transactions in shares of AB Government Exchange Reserves for the period December 1, 2015 to June 20, 2016 is as follows:

Market Value 11/30/15 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 06/20/16 (000)
$11,807	$148,995	$160,802	$	– 0	–

A summary of the Fund’s transactions in shares of Government Money Market Portfolio for the period June 21, 2016 to November 30, 2016 is as follows:

Market Value 06/21/16 (000)			Purchases at Cost (000)	Sales Proceeds (000)	Market Value 11/30/16 (000)
$	– 0	–	$86,993	$86,159	$834

106	• AB GLOBAL RISK ALLOCATION FUND

Notes to Consolidated Financial Statements

NOTE F

Capital Stock

Each class consists of 21,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares			Amount
	Year Ended November 30, 2016		Year Ended November 30, 2015	Year Ended November 30, 2016		Year Ended November 30, 2015

Class A
Shares sold	489,236		1,287,975	$7,396,811		$20,588,689

Shares issued in reinvestment of dividends and distributions	10,093		1,842,489	151,290		28,521,717

Shares converted from Class B	120,858		235,138	1,815,343		3,760,592

Shares redeemed	(3,687,023)		(3,193,517)	(55,901,878)		(50,214,183)

Net increase (decrease)	(3,066,836)		172,085	$(46,538,434)		$2,656,815

Class B
Shares sold	16,866		30,813	$232,023		$452,223

Shares issued in reinvestment of dividends and distributions	– 0	–	79,758	– 0	–	1,135,755

Shares converted to Class A	(132,695)		(256,255)	(1,815,343)		(3,760,592)

Shares redeemed	(59,593)		(149,273)	(814,791)		(2,198,043)

Net decrease	(175,422)		(294,957)	$(2,398,111)		$(4,370,657)

Class C
Shares sold	72,560		270,972	$994,049		$3,969,032

Shares issued in reinvestment of dividends and distributions	– 0	–	355,679	– 0	–	5,082,669

Shares redeemed	(832,317)		(570,215)	(11,474,076)		(8,270,504)

Net increase (decrease)	(759,757)		56,436	$(10,480,027)		$781,197

Advisor Class
Shares sold	238,576		910,192	$3,688,037		$14,531,267

Shares issued in reinvestment of dividends and distributions	2,341		119,735	35,351		1,864,270

Shares redeemed	(940,434)		(699,700)	(14,105,621)		(11,203,109)

Net increase (decrease)	(699,517)		330,227	$(10,382,233)		$5,192,428

AB GLOBAL RISK ALLOCATION FUND •	107

Notes to Consolidated Financial Statements

	Shares			Amount
	Year Ended November 30, 2016		Year Ended November 30, 2015	Year Ended November 30, 2016		Year Ended November 30, 2015

Class R
Shares sold	54,770		89,729	$825,333		$1,382,897

Shares issued in reinvestment of dividends and distributions	– 0	–	29,550	– 0	–	454,770

Shares redeemed	(158,963)		(99,321)	(2,460,799)		(1,543,290)

Net increase (decrease)	(104,193)		19,958	$(1,635,466)		$294,377

Class K
Shares sold	22,149		30,288	$333,135		$478,893

Shares issued in reinvestment of dividends and distributions	76		14,017	1,139		216,555

Shares redeemed	(34,549)		(36,992)	(513,846)		(581,891)

Net increase (decrease)	(12,324)		7,313	$(179,572)		$113,557

Class I
Shares sold	139,695		38,258	$2,095,794		$597,374

Shares issued in reinvestment of dividends and distributions	61		342	918		5,325

Shares redeemed	(26,686)		(15,288)	(404,889)		(236,259)

Net increase	113,070		23,312	$1,691,823		$366,440

NOTE G

Risks Involved in Investing in the Fund

Allocation Risk—The allocation of investments among asset classes may have a significant effect on the Fund’s net asset value, or NAV, when the asset classes in which the Fund’s has invested more heavily perform worse than the asset classes invested in less heavily.

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated

108	• AB GLOBAL RISK ALLOCATION FUND

Notes to Consolidated Financial Statements

securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Commodity Risk—Investing in commodities and commodity-linked derivative instruments, either directly or through the Subsidiary, may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Below Investment Grade Securities Risk—Investments in fixed-income securities with ratings below investment grade, commonly known as “junk bonds”, tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Subsidiary Risk—By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and, unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are managed by the Adviser, making it unlikely

AB GLOBAL RISK ALLOCATION FUND •	109

Notes to Consolidated Financial Statements

the Subsidiary will take actions contrary to the interests of the Fund or its shareholders. In addition, changes in federal tax laws applicable to the Fund or interpretations thereof could limit the Fund’s ability to gain exposure to commodities investments through investments in the Subsidiary.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the consolidated statement of assets and liabilities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of derivative instruments by the Fund, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the consolidated statement of operations. The Fund did not utilize the Facility during the year ended November 30, 2016.

110	• AB GLOBAL RISK ALLOCATION FUND

Notes to Consolidated Financial Statements

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended November 30, 2016 and November 30, 2015 were as follows:

	2016		2015
Distributions paid from:
Ordinary income	$205,901		$26,443,571
Long-term capital gains	– 0	–	9,388,763

Total taxable distributions paid	205,901		35,832,334
Tax return of capital	– 0	–	5,470,913

Total distributions paid	$205,901		$41,303,247

As of November 30, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$14,608,223
Accumulated capital and other losses	(16,711,560	)(a)
Unrealized appreciation/(depreciation)	(9,961,390	)(b)

Total accumulated earnings/(deficit)	$(12,064,727	)(c)

(a)	As of November 30, 2016, the Fund had a net capital loss carryforward of $16,711,560.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps and passive foreign investment companies (PFICs), the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, and the tax treatment of earnings from the Subsidiary.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of November 30, 2016, the Fund had a net short-term capital loss carryforward of $10,485,073 and a net long-term capital loss carryforward of $6,226,487 which may be carried forward for an indefinite period.

During the current fiscal year, permanent differences primarily due to the tax treatment of swaps and swap clearing fees, foreign currency reclassifications, the tax treatment of partnership investments and passive foreign investment companies (PFICs), the tax treatment of a corporate restructuring and book/tax differences associated with the treatment of earnings from the Susidiary resulted in a net decrease in distributions in excess of net investment income, a net increase in accumulated net realized loss on investment and foreign currency transactions, and a net increase in additional paid-in capital. These reclassifications had no effect on net assets.

AB GLOBAL RISK ALLOCATION FUND •	111

Notes to Consolidated Financial Statements

NOTE J

New Accounting Pronouncements

In May 2015, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2015-07 (the “ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for investments that are eligible to be measured at fair value using the net asset value per share practical expedient but do not utilize that practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. Management has evaluated the implications of these changes and there will be no impact to the consolidated financial statements.

NOTE K

Other

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the consolidated financial statements and related disclosures.

NOTE L

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the consolidated financial statements through the date the consolidated financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s consolidated financial statements through this date.

112	• AB GLOBAL RISK ALLOCATION FUND

Notes to Consolidated Financial Statements

CONSOLIDATED FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Year Ended November 30,
	2016(a)		2015(a)		2014(a)		2013(a)		2012

Net asset value, beginning of period	$ 15.29		$ 17.54		$ 16.48		$ 17.72		$ 15.32

Income From Investment Operations
Net investment income(b)	.15	(c)(d)	.16		.21		.10		.22
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.36		(.60)		1.11		(.02)		2.42
Contributions from Affiliates	.00	(e)	.01		– 0	–	.01		– 0	–

Net increase (decrease) in net asset value from operations	.51		(.43)		1.32		.09		2.64

Less: Dividends and Distributions
Dividends from net investment income	(.01)		(1.10)		– 0	–	(.15)		(.24)
Distributions from net realized gain on investment transactions	– 0	–	(.48)		(.26)		(1.18)		– 0	–
Tax return of capital	– 0	–	(.24)		– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.01)		(1.82)		(.26)		(1.33)		(.24)

Net asset value, end of period	$ 15.79		$ 15.29		$ 17.54		$ 16.48		$ 17.72

Total Return
Total investment return based on net asset value(f)*	3.34	%(d)	(2.56	)%**	8.14%		.57%		17.37%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$228,036		$267,703		$304,092		$330,368		$400,685
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(h)	1.28	%(g)	1.28%		1.28%		1.17	%(g)	1.09%
Expenses, before waivers/reimbursements(h)	1.30	%(g)	1.28%		1.28%		1.17	%(g)	1.09%
Net investment income	.96	%(c)(d)	1.01%		1.25%		.58%		1.30%
Portfolio turnover rate***	79%		250%		96%		158%		163%

See footnote summary on pages 120-121.

AB GLOBAL RISK ALLOCATION FUND •	113

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class B
	Year Ended November 30,
	2016(a)		2015(a)		2014(a)		2013(a)		2012

Net asset value, beginning of period	$ 13.96		$ 16.13		$ 15.29		$ 16.57		$ 14.34

Income From Investment Operations
Net investment income (loss)(b)	.00	(c)(d)(e)	.01		.08		(.03)		.08
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.36		(.52)		1.02		.00	(e)	2.27
Contributions from Affiliates	.00	(e)	.01		– 0	–	.01		– 0	–

Net increase (decrease) in net asset value from operations	.36		(.50)		1.10		(.02)		2.35

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.95)		– 0	–	(.08)		(.12)
Distributions from net realized gain on investment transactions	– 0	–	(.48)		(.26)		(1.18)		– 0	–
Tax return of capital	– 0	–	(.24)		– 0	–	– 0	–	– 0	–

Total dividends and distributions	– 0	–	(1.67)		(.26)		(1.26)		(.12)

Net asset value, end of period	$ 14.32		$ 13.96		$ 16.13		$ 15.29		$ 16.57

Total Return
Total investment return based on net asset value(f)*	2.58	%(d)	(3.30	)%**	7.32%		(.12)%		16.44%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,676		$6,033		$11,730		$18,652		$35,786
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(h)	2.04	%(g)	2.05%		2.01%		1.89	%(g)	1.85%
Expenses, before waivers/reimbursements(h)	2.06	%(g)	2.05%		2.01%		1.89	%(g)	1.85%
Net investment income (loss)	.01	%(c)(d)	.10%		.54%		(.21)%		.50%
Portfolio turnover rate***	79%		250%		96%		158%		163%

See footnote summary on pages 120-121.

114	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Year Ended November 30,
	2016(a)		2015(a)		2014(a)		2013(a)		2012

Net asset value, beginning of period	$ 14.01		$ 16.22		$ 15.37		$ 16.66		$ 14.42

Income From Investment Operations
Net investment income (loss)(b)	.03	(c)(d)	.04		.08		(.02)		.09
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.33		(.55)		1.03		(.01)		2.28
Contributions from Affiliates	.00	(e)	.01		– 0	–	.01		– 0	–

Net increase (decrease) in net asset value from operations	.36		(.50)		1.11		(.02)		2.37

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.99)		– 0	–	(.09)		(.13)
Distributions from net realized gain on investment transactions	– 0	–	(.48)		(.26)		(1.18)		– 0	–
Tax return of capital	– 0	–	(.24)		– 0	–	– 0	–	– 0	–

Total dividends and distributions	– 0	–	(1.71)		(.26)		(1.27)		(.13)

Net asset value, end of period	$ 14.37		$ 14.01		$ 16.22		$ 15.37		$ 16.66

Total Return
Total investment return based on net asset value(f)*	2.57	%(d)	(3.27	)%**	7.35%		(.12)%		16.54%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$40,885		$50,508		$57,567		$60,336		$72,294
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(h)	2.03	%(g)	2.02%		2.00%		1.89	%(g)	1.82%
Expenses, before waivers/reimbursements(h)	2.05	%(g)	2.02%		2.00%		1.89	%(g)	1.82%
Net investment income (loss)	.18	%(c)(d)	.26%		.53%		(.14)%		.58%
Portfolio turnover rate***	79%		250%		96%		158%		163%

See footnote summary on pages 120-121.

AB GLOBAL RISK ALLOCATION FUND •	115

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Year Ended November 30,
	2016(a)		2015(a)		2014(a)		2013(a)		2012

Net asset value, beginning of period	$ 15.41		$ 17.67		$ 16.55		$ 17.77		$ 15.36

Income From Investment Operations
Net investment income(b)	.16	(c)(d)	.21		.21		.14		.27
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.40		(.61)		1.17		(.02)		2.43
Contributions from Affiliates	.00	(e)	.01		– 0	–	.02		– 0	–

Net increase (decrease) in net asset value from operations	.56		(.39)		1.38		.14		2.70

Less: Dividends and Distributions
Dividends from net investment income	(.03)		(1.15)		– 0	–	(.18)		(.29)
Distributions from net realized gain on investment transactions	– 0	–	(.48)		(.26)		(1.18)		– 0	–
Tax return of capital	– 0	–	(.24)		– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.03)		(1.87)		(.26)		(1.36)		(.29)

Net asset value, end of period	$ 15.94		$ 15.41		$ 17.67		$ 16.55		$ 17.77

Total Return
Total investment return based on net asset value(f)*	3.55	%(d)	(2.27	)%**	8.41%		.86%		17.72%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$12,960		$23,311		$20,893		$22,933		$42,278
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(h)	1.03	%(g)	1.02%		1.00%		.88	%(g)	.79%
Expenses, before waivers/reimbursements(h)	1.05	%(g)	1.02%		1.00%		.88	%(g)	.79%
Net investment income	1.06	%(c)(d)	1.34%		1.25%		.85%		1.64%
Portfolio turnover rate***	79%		250%		96%		158%		163%

See footnote summary on pages 120-121.

116	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class R
	Year Ended November 30,
	2016(a)		2015(a)		2014(a)		2013(a)		2012

Net asset value, beginning of period	$ 15.15		$ 17.40		$ 16.40		$ 17.66		$ 15.26

Income From Investment Operations
Net investment income(b)	.06	(c)(d)	.11		.16		.04		.17
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.40		(.60)		1.10		(.02)		2.42
Contributions from Affiliates	.00	(e)	.01		– 0	–	.02		– 0	–

Net increase (decrease) in net asset value from operations	.46		(.48)		1.26		.04		2.59

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(1.05)		– 0	–	(.12)		(.19)
Distributions from net realized gain on investment transactions	– 0	–	(.48)		(.26)		(1.18)		– 0	–
Tax return of capital	– 0	–	(.24)		– 0	–	– 0	–	– 0	–

Total dividends and distributions	– 0	–	(1.77)		(.26)		(1.30)		(.19)

Net asset value, end of period	$ 15.61		$ 15.15		$ 17.40		$ 16.40		$ 17.66

Total Return
Total investment return based on net asset value(f)*	3.04	%(d)	(2.84	)%**	7.75%		.29%		17.08%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,743		$4,241		$4,523		$3,676		$5,704
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(h)	1.61	%(g)	1.61%		1.59%		1.46	%(g)	1.38%
Expenses, before waivers/reimbursements(h)	1.62	%(g)	1.61%		1.59%		1.46	%(g)	1.38%
Net investment income	.41	%(c)(d)	.69%		.95%		.23%		1.01%
Portfolio turnover rate***	79%		250%		96%		158%		163%
See footnote summary on pages 120-121.

AB GLOBAL RISK ALLOCATION FUND •	117

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Year Ended November 30,
	2016(a)		2015(a)		2014(a)		2013(a)		2012

Net asset value, beginning of period	$ 15.25		$ 17.50		$ 16.45		$ 17.68		$ 15.28

Income From Investment Operations
Net investment income(b)	.15	(c)(d)	.16		.21		.09		.21
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.36		(.59)		1.10		.00	(e)	2.43
Contributions from Affiliates	.00	(e)	.01		– 0	–	.01		– 0	–

Net increase (decrease) in net asset value from operations	.51		(.42)		1.31		.10		2.64

Less: Dividends and Distributions
Dividends from net investment income	(.01)		(1.11)		– 0	–	(.15)		(.24)
Distributions from net realized gain on investment transactions	– 0	–	(.48)		(.26)		(1.18)		– 0	–
Tax return of capital	– 0	–	(.24)		– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.01)		(1.83)		(.26)		(1.33)		(.24)

Net asset value, end of period	$ 15.75		$ 15.25		$ 17.50		$ 16.45		$ 17.68

Total Return
Total investment return based on net asset value(f)*	3.27	%(d)	(2.55	)%**	8.09%		.64%		17.40%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,809		$1,939		$2,098		$2,033		$2,692
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(h)	1.30	%(g)	1.30%		1.27%		1.16	%(g)	1.07%
Expenses, before waivers/reimbursements(h)	1.31	%(g)	1.30%		1.27%		1.16	%(g)	1.07%
Net investment income	1.00	%(c)(d)	.99%		1.26%		.57%		1.31%
Portfolio turnover rate***	79%		250%		96%		158%		163%

See footnote summary on pages 120-121.

118	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Year Ended November 30,
	2016(a)		2015(a)		2014(a)		2013(a)		2012

Net asset value, beginning of period	$ 15.39		$ 17.66		$ 16.52		$ 17.72		$ 15.31

Income From Investment Operations
Net investment income(b)	.29	(c)(d)	.22		.27		.10		.29
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.30		(.60)		1.13		.05	†	2.43
Contributions from Affiliates	.00	(e)	.01		– 0	–	.01		– 0	–

Net increase (decrease) in net asset value from operations	.59		(.37)		1.40		.16		2.72

Less: Dividends and Distributions
Dividends from net investment income	(.04)		(1.18)		– 0	–	(.18)		(.31)
Distributions from net realized gain on investment transactions	– 0	–	(.48)		(.26)		(1.18)		– 0	–
Tax return of capital	– 0	–	(.24)		– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.04)		(1.90)		(.26)		(1.36)		(.31)

Net asset value, end of period	$ 15.94		$ 15.39		$ 17.66		$ 16.52		$ 17.72

Total Return
Total investment return based on net asset value(f)*	3.81	%(d)	(2.12	)%**	8.55%		1.02%		17.95%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,218		$402		$49		$84		$954
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(h)	.86	%(g)	.91%		.83%		.71	%(g)	.64%
Expenses, before waivers/reimbursements(h)	.87	%(g)	.91%		.83%		.71	%(g)	.64%
Net investment income	1.88	%(c)(d)	1.45%		1.59%		.98%		1.76%
Portfolio turnover rate***	79%		250%		96%		158%		163%

See footnote summary on pages 120-121.

AB GLOBAL RISK ALLOCATION FUND •	119

Consolidated Financial Highlights

(a)	Consolidated (see Note A).

(b)	Based on average shares outstanding.

(c)	Net of fees and expenses waived/reimbursed by the Adviser.

(d)	For the year ended November 30, 2016 the amount includes a non-recurring refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$ .01	0.06%	0.06%

(e)	Amount is less than $.005.

(f)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(g)	The expense ratios presented below exclude interest expense:

	Year Ended November 30,
	2016	2015	2014	2013	2012
Class A
Net of waivers/reimbursements	1.28%	N/A	N/A	1.17%	N/A
Before waivers/reimbursements	1.29%	N/A	N/A	1.17%	N/A
Class B
Net of waivers/reimbursements	2.04%	N/A	N/A	1.89%	N/A
Before waivers/reimbursements	2.06%	N/A	N/A	1.89%	N/A
Class C
Net of waivers/reimbursements	2.03%	N/A	N/A	1.88%	N/A
Before waivers/reimbursements	2.05%	N/A	N/A	1.88%	N/A
Advisor Class
Net of waivers/reimbursements	1.03%	N/A	N/A	.87%	N/A
Before waivers/reimbursements	1.05%	N/A	N/A	.87%	N/A
Class R
Net of waivers/reimbursements	1.61%	N/A	N/A	1.46%	N/A
Before waivers/reimbursements	1.62%	N/A	N/A	1.46%	N/A
Class K
Net of waivers/reimbursements	1.29%	N/A	N/A	1.15%	N/A
Before waivers/reimbursements	1.31%	N/A	N/A	1.15%	N/A
Class I
Net of waivers/reimbursements	.85%	N/A	N/A	.71%	N/A
Before waivers/reimbursements	.87%	N/A	N/A	.71%	N/A

(h)	The Fund’s investments in affiliated underlying portfolios incur no direct expenses, but bear proportionate shares of the acquired fund fees (i.e., operating, administrative and investment advisory fee) of the affiliated underlying portfolios. The Adviser has voluntarily agreed to waive certain acquired fund fees and for the year ended November 30, 2016, such waiver amounted to .02% for the Fund.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended November 30, 2016, November 30, 2015, November 30, 2014, November 30, 2013 and November 30, 2012 by 0.01%, 0.08%, 0.06%, 0.04% and 0.07%, respectively.

**	Includes the impact of a voluntary reimbursement from the Adviser for trading losses incurred due to a trade entry error; absent of such payment, the Fund’s performance would have been reduced by 0.07% for the year ended November 30, 2015.

120	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Financial Highlights

***	The Fund accounts for dollar roll transactions as purchases and sales.

†	Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Fund’s change in net realized and unrealized gain (loss) on investment transactions for the period.

See notes to consolidated financial statements.

AB GLOBAL RISK ALLOCATION FUND •	121

Consolidated Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

AB Global Risk Allocation Fund, Inc.

We have audited the accompanying consolidated statement of assets and liabilities of AB Global Risk Allocation Fund, Inc. (the “Fund”), including the consolidated portfolio of investments, as of November 30, 2016, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2016, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of AB Global Risk Allocation Fund, Inc. at November 30, 2016, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

January 27, 2017

122	• AB GLOBAL RISK ALLOCATION FUND

Report of Independent Registered Public Accounting Firm

2016 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended November 30, 2016. For corporate shareholders, 5.20% of dividends paid qualify for the dividends received deduction. For foreign shareholders, 16.36% of ordinary dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

For the taxable year ended November 30, 2016, the Fund designates $32,478 as the maximum amount that may be considered qualified dividend income for individual shareholders.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2017.

AB GLOBAL RISK ALLOCATION FUND •	123

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Daniel J. Loewy(2), Vice President Leon Zhu(2), Vice President Emilie D. Wrapp, Secretary	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public

Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Quantitative Investment Team. Messrs. Loewy and Zhu are the investment professionals with the most significant responsibilities for the day-to-day management of the Fund’s portfolio.

124	• AB GLOBAL RISK ALLOCATION FUND

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR
Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 56 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	108	None

AB GLOBAL RISK ALLOCATION FUND •	125

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS
Marshall C. Turner, Jr., ## Chairman of the Board 75 (2005)	Private Investor since prior to 2012. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such Funds since February 2014.	108	Xilinx, Inc. (programmable logic semi-conductors) since 2007

John H. Dobkin, ## 74 (1992)	Independent Consultant since prior to 2012. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	108	None

126	• AB GLOBAL RISK ALLOCATION FUND

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, ## 73 (2005)	Private Investor since prior to 2012. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	108	The Asia Pacific Fund, Inc. (registered investment company) since prior to 2012

William H. Foulk, Jr., ## 84 (1992)	Investment Adviser and an Independent Consultant since prior to 2012. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	108	None

AB GLOBAL RISK ALLOCATION FUND •	127

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
D. James Guzy, ## 80 (2005)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2012. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2012 until November 2013. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	108	None

Nancy P. Jacklin, ## 68 (2006)	Private Investor since prior to 2012. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.	108	None

128	• AB GLOBAL RISK ALLOCATION FUND

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Carol C. McMullen, ## 61 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Partners Healthcare Investment Committee. Formerly, Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) since 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 to 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and nonprofit boards, and as a director or trustee of the AB Funds since June 2016.	108	None

AB GLOBAL RISK ALLOCATION FUND •	129

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, ## 64 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	108	None

Earl D. Weiner, ## 77 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	108	None

130	• AB GLOBAL RISK ALLOCATION FUND

Management of the Fund

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

AB GLOBAL RISK ALLOCATION FUND •	131

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is set forth below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 56	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 71	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Daniel J. Loewy 42	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2012.

Leon Zhu 49	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2012.

Emilie D. Wrapp 61	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2012.

Joseph J. Mantineo 57	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2012.

Phyllis J. Clarke 56	Controller	Vice President of ABIS**, with which she has been associated since prior to 2012.

Vincent S. Noto 52	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2012.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

132	• AB GLOBAL RISK ALLOCATION FUND

Management of the Fund

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Global Risk Allocation Fund, Inc. (the “Fund”) unanimously approved the continuance of the Advisory Agreement with the Adviser at a meeting held on May 3-5, 2016 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business

AB GLOBAL RISK ALLOCATION FUND •	133

judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2014 and 2015 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the

134	• AB GLOBAL RISK ALLOCATION FUND

Adviser’s level of profitability from its relationship with the Fund in 2014 was not unreasonable. The directors noted that the Fund was not profitable to the Adviser in 2015.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an analytical service that is not affiliated with the Adviser, showing the performance of the Class A Shares of the Fund against a peer group and a peer universe selected by Broadridge, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 29, 2016. Based on their review, and their discussion with the Adviser of the reasons for the Fund’s underperformance in certain periods, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Broadridge concerning advisory fee rates paid by other funds in the same Broadridge category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors considered the Fund’s contractual effective advisory fee rate against a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

AB GLOBAL RISK ALLOCATION FUND •	135

The directors also considered the Adviser’s fee schedule for institutional clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer and noted the differences between the Fund’s fee schedule, on the one hand, and the institutional fee schedule and the schedule of fees charged to any offshore funds and any sub-advised funds, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund invests in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors noted that ETFs pay advisory fees pursuant to their advisory contracts, and that the Adviser had provided, and they had reviewed, information about the expense ratios of the relevant ETFs. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures for a fund or to temporarily “equitize” cash inflows pending purchases of underlying securities, that the advisory fee for the Fund is paid for services that are in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by Broadridge. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s Broadridge category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

136	• AB GLOBAL RISK ALLOCATION FUND

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints and that the net assets of the Fund were higher than a breakpoint level. Accordingly, the Fund’s current effective advisory fee rate reflected a reduction due to the breakpoint and would be further reduced to the extent the net assets of the Fund increase. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s breakpoint arrangements were acceptable and provide a means for sharing of any economies of scale.

AB GLOBAL RISK ALLOCATION FUND •	137

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Relative Value Fund*

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund*

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

FIXED INCOME (continued)

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

MULTI-ASSET (continued)

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

* Prior to January 9, 2017, the Relative Value Fund was named Growth & Income Fund; prior to November 1, 2016, the Sustainable Global Thematic Fund was named Global Thematic Growth Fund.

138	• AB GLOBAL RISK ALLOCATION FUND

AB Family of Funds

NOTES

AB GLOBAL RISK ALLOCATION FUND •	139

NOTES

140	• AB GLOBAL RISK ALLOCATION FUND

NOTES

AB GLOBAL RISK ALLOCATION FUND •	141

NOTES

142	• AB GLOBAL RISK ALLOCATION FUND

NOTES

AB GLOBAL RISK ALLOCATION FUND •	143

NOTES

144	• AB GLOBAL RISK ALLOCATION FUND

AB GLOBAL RISK ALLOCATION FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

GRA-0151-1116

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody, William H. Foulk, Jr. and Marshall C. Turner, Jr. qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young, for the Fund’s last two fiscal years, for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues, quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

	Audit Fees		Audit-Related Fees	Tax Fees
AB Global Risk Allocation	2015	$96,552	$—	$49,565
	2016	$99,392	$15	$46,007

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Global Risk Allocation	2015	$464,810	$49,565
			$—
			$(49,565)
	2016	$452,472	$46,022
			$(15)
			$(46,007)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12(a)(1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12(b)(1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12(b)(2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12(c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Global Risk Allocation Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: January 27, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: January 27, 2017

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: January 27, 2017